                                     EXHIBIT 10.24

     PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES
     AND EXCHANGE COMMISSION IN A CONFIDENTAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE
     SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL "[Redacted]" IN THIS EXHIBIT
                        INDICATES THAT INFORMATION HAS BEEN OMITTED.

                                 AIRCRAFT LEASE AGREEMENT

                               Dated as of December 5, 2003

                                        BETWEEN

                                  FRONTIER AIRLINES, INC.

                                       as LESSEE

                                          and

                         INTERNATIONAL LEASE FINANCE CORPORATION

                                       as LESSOR

Aircraft Make and Model:                         New Airbus A319-111

Aircraft Manufacturer's Serial Number:           2198

Aircraft Registration Mark:                      Per Exhibit G

Make and Model of Engines:                       CFM56-5B5/P

Serial Numbers of Engines:                       Per Exhibit G

                                     NEW AIRCRAFT NO. 1

ARTICLE 5               SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES

ARTICLE 7               PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY

                                     AIRCRAFT LEASE AGREEMENT

         THIS AIRCRAFT LEASE AGREEMENT is made and entered into as of December 5, 2003.

         BETWEEN:

         FRONTIER AIRLINES, INC., a Colorado corporation whose address and principal place of business are at Frontier Center One, 7001 Tower Road, Denver, Colorado 80249
("LESSEE") and

         INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation whose address and principal place of business are at 1999 Avenue of the Stars, 39th Floor, Los Angeles,
California 90067-6049, United States of America ("LESSOR").

         The subject matter of this Lease is one (1) new Airbus A319-111 aircraft as more particularly described on Exhibit A attached hereto.  In consideration of and subject to the mutual covenants, terms and conditions contained in this Lease, LESSOR hereby agrees to lease to LESSEE and LESSEE hereby agrees to lease from LESSOR the aircraft and the parties further agree as follows:

       ARTICLE 1             SUMMARY OF TRANSACTION

                                   SEE EXHIBIT B.

         ARTICLE 2             DEFINITIONS

         Except where the context otherwise requires, the following words have the following meanings for all purposes of this Lease. The definitions are equally applicable to the singular and plural forms of the words.  Any agreement defined below includes each amendment, modification, supplement and waiver thereto in effect from time to time.

2.1             General Definitions.

                "Aircraft" means the Aircraft described on Exhibit A hereto, including the
Airframe, two (2) Engines, Parts and Aircraft Documentation, collectively.  As the context requires, "Aircraft" may also mean the Airframe, any Engine, any Part, the Aircraft
Documentation or any part thereof individually.  For example, in the context of return to
LESSOR the term "Aircraft" means the Airframe, Engines, Parts and Aircraft Documentation
collectively, yet in the context of LESSEE not creating any Security Interests other than
Permitted Liens on the Aircraft, the term "Aircraft" means any of the Airframe, any Engine, any Part or the Aircraft Documentation individually.

                "Aircraft Documentation" means all (a) log books, Aircraft records, manuals and other documents provided to LESSEE in connection with the A3ircraft, as listed in Exhibit
G, (b) all documents listed in Exhibit M and (c) any other documents required to be maintained during the Lease Term by the Aviation Authority, LESSEE's Maintenance Program and this Lease.

                "Airframe" means the airframe listed in the Estoppel and Acceptance Certificate executed at Delivery together with all Parts relating thereto (except Engines or engines).

                "Airframe Warranty Assignment" means the Assignment of Rights (Airframe) to be entered into between LESSOR and LESSEE in the form of Exhibit I.

                "Airworthiness Directives" or "ADs" means all airworthiness directives
(or equivalent) issued by the FAA applicable to the Aircraft.

                "APU" means the auxiliary power unit of the Aircraft.

                "Aviation Authority" means the FAA or any Government Entity which under the
Laws of U.S. from time to time has control over civil aviation or the registration, airworthiness or operation of aircraft in U.S.  If the Aircraft is registered in a country other than the U.S.,
"Aviation Authority" means the agency which regulates civil aviation in such other country.

                "Aviation Documents" means any or all of the following which at any time may be obtainable from the Aviation Authority: (a) LESSOR's application for registration of the
Aircraft with the appropriate authority in the State of Registration, (b) the certificate of registration for the Aircraft issued by the State of Registration, (c) a certificate of airworthiness for the Aircraft specifying transport category (passenger), (d) an air operator's certificate, (e) such recordation of LESSOR's title to the Aircraft and interest in this Lease as may be available in the State of Registration and (f) all such other authorizations, approvals, consents and certificates in the State of Registration as may be required to enable LESSEE lawfully to operate the Aircraft.

                "AVSA" means AVSA S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France.

                "Basic Engine" means those units and components of the Engine which are used to induce and convert fuel/air mixture into thrust/power; to transmit power to the fan and accessory drives; to supplement the function of other defined systems external to the Engine;
and to control and direct the flow of internal lubrication, plus all essential accessories as supplied by Engine manufacturer.  The nacelle, installed components related to the Aircraft systems, thrust reversers, QEC and the exhaust nozzle are excluded.

                "BFE" means any equipment which is to be provided by the purchaser of the
Aircraft (whether actually provided by LESSOR as buyer-furnished equipment or Manufacturer as seller-purchased equipment).

                "Business Day" means a day other than a Saturday or Sunday on which the banks in New York City and Denver, Colorado are open for the transaction of business of the type required by this Lease.

                "Certificated Air Carrier" means any Person (except the U.S. Government) that is a "citizen of the United States of America" (as defined in Section 40102 of Title 49 of U.S.C.)
and holding a Certificate of Public Convenience and Necessity issued under Section 41102 of Title
49 of U.S.C. by the Department of Transportation or any predecessor or successor agency thereto, or, in the event such certificates shall no longer be applicable, any Person (except the U.S.
Government) that is a citizen of the U.S. (as defined in Section 40102 of Title 49 of the U.S.C.)
and legally engaged in the business of transporting for hire passengers or cargo by air predominantly to, from or between points within the U.S., and, in either event, operating commercial jet aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, which also is certificated.

                "Confidentiality Agreement" means that certain agreement between LESSOR and
LESSEE executed in September 2003, concerning the confidential treatment of certain information with respect to the transaction contemplated by this Lease.

                "Creditor" means any lessor, owner, bank, lender, mortgagee or other Person which is the owner of or has any interest in an aircraft engine or aircraft operated by LESSEE.

                "Creditor Agreement" means the applicable agreement between a Creditor and LESSEE or between Creditors pursuant to which such Creditor owns, leases or has an interest in either an aircraft operated by LESSEE on which an Engine may be installed or in an aircraft engine which may be installed on the Airframe.

                "Default" means any event which, upon the giving of notice or the lapse of time would constitute an Event of Default.

                "Delivery" has the meaning given to such term in Article 6.6.

                "Delivery Date" means the date on which Delivery takes place.

                "DGAC" means the French Direction Generale a l'Aviation Civile or any successor thereto.

                "Dollars" and "$" means the lawful currency of the U.S.

                "Engine" means (a) each of the engines listed on the Estoppel and Acceptance
Certificate; (b) any replacement engine to which title has been transferred to LESSOR pursuant to Article 19.5 following a Total Loss of an Engine and which otherwise meets the requirements of such Article; and (c) all Parts installed in or on any of such engines at Delivery (or substituted, renewed or replacement Parts in accordance with this Lease) so long as title thereto is or remains vested in LESSOR in accordance with the terms of Article 12.3.

                "Engine Refurbishment" means all scheduled and unscheduled off wing Engine maintenance and repair accomplished for each module of the Basic Engine in accordance with the performance restoration or full overhaul sections of the Engine manufacturer's workscope planning guide.

                "Engine Warranty Assignment" means the Assignment of Rights (Engines) to be entered into between LESSOR and LESSEE in the form of Exhibit J.

                "Estoppel and Acceptance Certificate" means that certain estoppel and acceptance certificate in the form of Exhibit G pursuant to which LESSEE accepts Delivery of the Aircraft.

                "Event of Default" means any of the events referred to in Article 25.2.

                "FAA" means the Federal Aviation Administration of the Department of Transportation
or any successor thereto under the Laws of the U.S.

                "FAR" and "FARs" refer to the U.S. Federal Aviation Regulations embodied in Title
14 of the U.S. Code of Federal Regulations, as amended from time to time, or any successor regulations thereto.

                "Geneva Convention" means the Convention on the International Recognition of
Rights in Aircraft signed in Geneva, Switzerland on June 19, 1948.

                "Government Entity" means any (a) national, state or local government, (b) board, commission, department, division, instrumentality, court, agency or political subdivision thereof and (c) association, organization or institution of which any of the entities listed in (a) or (b)
is a member or to whose jurisdiction any such entity is subject.

                "Landing Gear" means the installed main and nose landing gear, components and their associated actuators, side braces and parts.

                "Law" means any (a) statute, decree, constitution, regulation, order or any directive of any Government Entity, (b) treaty, pact, compact or other agreement to which any
Government Entity is a signatory or party and (c) judicial or administrative interpretation or application of any of the foregoing.

                "Lease" means this Aircraft Lease Agreement, together with all Exhibits hereto.

                "LESSOR's Lien" means any Security Interest created by LESSOR or otherwise arising solely as a result of any act or omission of LESSOR or any Person claiming by or through LESSOR.

                "LESSOR's Taxes" means any Taxes referred to in Article 16.2.

                "Maintenance Program" means (a) LESSEE's maintenance program as approved by the Aviation Authority, (b) if applicable, the maintenance program of any Permitted Sublessee, during the term of any permitted sublease, or (c) such other maintenance program as LESSOR may, in its reasonable discretion, accept in writing.

                "Manufacturer" means Airbus Industries, G.I.E.

                "MPD" means the Maintenance Planning Document published by Manufacturer and applicable to the Aircraft.  With respect to the hour/cycle/calendar time limitation of Parts and inspections, references to the MPD mean the most restrictive limitation set forth therein.

                "Operative Documents" means this Lease, the Participation Agreement, the Airframe
Warranty Assignment, the Engine Warranty Assignment, the Estoppel and Acceptance Certificate and
any Side Letter or other document or agreement signed by both LESSEE and LESSOR on or after the date hereof relating to the leasing of the Aircraft hereunder or the transactions contemplated hereby.

                "Overhaul" means the full reconditioning of an APU, Landing Gear, module or Part, as the case may be, in which such equipment has been fully disassembled; cleaned; thoroughly inspected; and returned to the standard specified by the applicable manufacturer's manual.  With respect to Engines, "Overhaul" means Engine Refurbishment.

                "Part" means any part, component, appliance, system module, engine module, accessory, material, instrument, communications equipment, furnishing, LESSEE-furnished or
LESSOR-purchased equipment, the APU, or other item of equipment (other than complete Engines or engines) for the time being installed in or attached to the Airframe or any Engine, or which, having been removed from the Airframe or any Engine, remains the property of LESSOR.

                "Participation Agreement" means the Participation Agreement to be entered into by LESSEE, LESSOR and AVSA and the Manufacturer in the form of Exhibit D.

                "Permitted Lien" means (a) LESSOR's Liens; (b) Security Interests arising in the ordinary course of LESSEE's business for Taxes either not yet assessed or, if assessed, not yet due or being contested in good faith in accordance with Article 16.5 or (c) materialmen's, mechanics', workmen's, repairmen's, employees' liens or similar Security Interests arising by operation of Law after the Delivery Date in the ordinary course of LESSEE's business for amounts which are either not yet due or are being contested in good faith by appropriate proceedings
(and for which adequate reserves have been made or, when required in order to pursue such proceedings, an adequate bond has been provided) so long as such proceedings do not involve any material danger of sale, forfeiture or loss of the Aircraft.

                "Permitted Sublessee" has the meaning ascribed thereto in Article 11.1.1.

                "Permitted Transferee" means any Person who:

                (a)    is a "citizen of the United States" as defined in Section 40102 of Title
                       49 of the U.S.C. with the requisite power and authority to enter into and carry out the transactions contemplated by this Lease;

                (b)    is not, and is not affiliated with, a Certificated Air Carrier or other commercial air carrier;

                (c)    enters into a binding agreement with LESSOR and LESSEE pursuant to which, among other things, it agrees to be bound by the terms of this Lease and agrees to perform all of the obligations of LESSOR hereunder; and

                (d)    is either (i) a U.S. bank, insurance company or other financial institution with a consolidated net worth, prior to the date of transfer, of at least
                       $30,000,000, (ii) a corporation which has (or a general partnership whose general partners have) a consolidated net worth, prior to the date of transfer, of at least $30,000,000 and which is a sophisticated entity, experienced in participating as an equity investor in commercial aircraft leases, (iii) the trustee or agent of an aircraft income or similar fund;
                       provided that such trustee or agent has a consolidated net worth, prior to the date of transfer, of at least $30,000,000, or (iv) such other Person as LESSEE shall approve in writing, such approval not to be unreasonably withheld or delayed.

                "Person" means any individual, firm, partnership, joint venture, trust, corporation,
Government Entity, committee, department, authority or any body, incorporated or unincorporated, whether having distinct legal personality or not.

                "Prime Rate" means the rate of interest from time to time publicly quoted by
JPMorgan Chase Bank in New York, New York, or its successor, as its prime commercial lending rate.

                "Prohibited Country" means any country to which the export and/or use of an Airbus
A319-111 aircraft with CFM56-5B5/P engines attached thereto is not permitted under (a) any United
Nations sanctions, (b) the Council Regulation (EC) No. 149/2003 which updates and amends Council
Regulation (EC) 1334/2000, (c) the United States Export Administration Act 1979 (as amended) or any successor legislation and/or the Export Administration Regulations promulgated thereunder, (d)
where applicable, the various regulations administered from time to time by the Office of Foreign
Assets Control of the U.S. Treasury Department, (e) any similar or corresponding legislation then in effect in the U.S., the United Kingdom, France, Spain or Germany or (f) any subsequent United
Nations Sanctions Orders the effect of which prohibits or restricts the export and/or use of Airbus
A319-111 aircraft with CFM56-5B5/P engines attached thereto to such country.

                "Security Interest" means any encumbrance or security interest, however and wherever created or arising including (without prejudice to the generality of the foregoing) any right of ownership, security, mortgage, pledge, charge, encumbrance, lease, lien, statutory or other right in rem, hypothecation, title retention, attachment, levy, claim or right of possession or detention.

                "State of Registration" means (a) the U.S., (b) in the case of a sublease by
LESSEE to a Permitted Sublessee, the permitted state of registration of any aircraft leased by
LESSOR to such Permitted Sublessee, or (c) such other country or state of registration of the
Aircraft as LESSOR may, in its absolute discretion, approve in writing.

                "U.S." means the United States of America.

3.1             Specific Definitions.    The following terms are defined in the Articles
referenced below:
                        Terms                                       Article

                Accrued Engine Maintenance Cost                     23.9.2(A)
                Agreed Value                                        19.1
                Airframe Reserves                                   5.4.1
                CRAF                                                23.15.1
                CRAF Program Requisition Period                     23.15.1
                Default Interest                                    5.7
                Delivery Location                                   3.1
                Eligible Structural Check                           13.1
                Engine LLP Reserves                                 5.4.1
                Engine Performance Restoration Reserves             5.4.1
                Expenses                                            17.1
                Expiration Date                                     4.2
                Indemnitees                                         17.1
                Landing Gear Reserves                               5.4.1
                Lease Term                                          4.1
                LESSEE Customization Costs                          5.3.1
                LESSOR's Assignee                                   24.2.1
                LESSOR's Bank                                       5.6
                LESSOR's Lender                                     24.3
                Manufacturer's Escalation Rate                      5.3.1
                MCPH Agreement                                      12.1.5
                Modification                                        12.8.1
                Net Total Loss Proceeds                             19.1
                OEM Part                                            12.1.4
                Outside Delivery Date                               3.6
                Passenger Service Equipment                         12.8.1
                Payment Default                                     5.4.2
                Rent                                                5.3.1
                Reserves                                            5.4.1
                Scheduled Delivery Date                             3.2
                Security Deposit                                    5.1.1
                Taxes                                               16.1
                Termination Date                                    4.3
                Total Loss                                          19.1
                Total Loss Date                                     19.1
                Total Loss Proceeds                                 19.1

         ARTICLE 4             PLACE AND DATE OF DELIVERY

4.1             Place of Delivery.    LESSOR will deliver the Aircraft to LESSEE at Manufacturer's facility at Hamburg, Germany or such other place as may be agreed in writing between the parties
(the "Delivery Location").

4.2             Scheduled Delivery Date.    As of the date of this Lease, Delivery of the Aircraft
from Manufacturer to LESSOR is scheduled to occur in the month of [SEE PARAGRAPH 1 OF EXHIBIT C.].
LESSOR will notify LESSEE from time to time and in a timely manner but no later than ninety (90)
days prior to the scheduled month of delivery of the scheduled week of delivery and no later than thirty (30) days prior to the exact date on which LESSOR expects Delivery to take place (the
"Scheduled Delivery Date").

4.3             Delivery Subject to Manufacturer Delivery.    Subject to the provisions of this
Article 3, LESSOR and LESSEE expressly acknowledge that Delivery of the Aircraft to LESSEE is subject to and conditioned upon delivery of the Aircraft by Manufacturer to LESSOR.

4.4             No LESSOR Liability.    LESSOR will not be liable for any loss or expense, or
any loss of profit, arising from any delay or failure in Delivery to LESSEE unless such delay or failure arises as a direct consequence of the willful misconduct of LESSOR or the breach by
LESSOR of its obligations under the purchase agreement with respect to the Aircraft, and in no event will LESSOR be liable for any delay or failure which is caused by any breach or delay on the part of Manufacturer or any BFE supplier.

4.5             Total Loss of Aircraft Prior to Delivery.    If a Total Loss of the Aircraft
occurs prior to Delivery, neither party will have any further liability to the other except that LESSOR will return to LESSEE the Security Deposit in accordance with ARTICLE 5.1.3 and any prepaid Rent, whereupon this Lease shall terminate.

4.6             Cancellation for Delay.

4.6.1    Promptly after LESSOR becomes aware that in Manufacturer's opinion a delay will cause
                Delivery to be delayed beyond [SEE PARAGRAPH 2 OF EXHIBIT C.] (the "Outside
                Delivery Date"), LESSOR will notify LESSEE.  By written notice given within thirty (30) days after the first to occur of (i) LESSEE's receipt of such
                LESSOR notice or (ii) the Outside Delivery Date, either party may by written notice to the other party terminate this Lease and this Lease will terminate on the date of receipt of such notice, provided however that LESSOR shall not so terminate this Lease unless it has cancelled its purchase of the Aircraft from the Manufacturer.  If neither party gives notice of termination within such thirty (30) day period, then the period for termination shall be deemed to be extended for an additional one hundred and eighty (180) days after the expiration of such thirty (30) day period.  In the event that neither party gives a notice of termination within such one hundred and eighty (180) day period, the Lease will automatically terminate upon the expiration of such period, and LESSOR will return to LESSEE the Security Deposit and any prepaid
                Rent as provided above.

4.6.2    In the event that Delivery is delayed more than sixty (60) days beyond the Scheduled
                Delivery Date due to the gross negligence or willful misconduct of LESSOR,
                LESSEE shall have the right to terminate this Lease by written notice to LESSOR, and this Lease will terminate on the date that is thirty (30) days after LESSOR's receipt of such notice of termination.

4.6.3    In the event of any termination of this Lease pursuant to Article 3.6.1 or Article
                3.6.2, neither party will have any further liability to the other party except that LESSOR will return to LESSEE the Security Deposit in accordance with
                ARTICLE 5.1.3 and any prepaid Rent.

4.7             Delay.    In the event that the Delivery of the Aircraft is delayed beyond the Scheduled Delivery Date, then LESSEE and LESSOR will meet to discuss the action that they will take against Manufacturer or any vendor as a result of such delay and what compensation they desire from the Manufacturer or such vendor.  In the event that LESSOR receives compensation from Manufacturer as a result of any delay, LESSOR after deducting its costs and expenses resulting from such delay will provide to LESSEE the balance of such compensation received from
Manufacturer.  In the event that LESSOR receives an abatement or other concession by Manufacturer in respect of Manufacturer's Escalation Rate as a result of any delay, LESSOR will pass through such abatement or concession to LESSEE.

         ARTICLE 5             LEASE TERM

5.1             Lease Term.    The term of leasing of the Aircraft will commence on the
Delivery Date and continue for a term of [SEE PARAGRAPH 3 OF EXHIBIT C.] ("Lease Term").

5.2             "Expiration Date.    "Expiration Date" means the date on which LESSEE is
required to redeliver the Aircraft to LESSOR in the condition required by this Lease on the last day of the Lease Term.

5.3             "Termination Date.    If LESSEE returns the Aircraft to LESSOR on the
Expiration Date in the condition required by Article 23, then "Termination Date" has the same meaning as "Expiration Date".  If LESSEE does not do so, then "Termination Date" means the date on which the first of the following events occurs:

                (a)    there is a Total Loss of the Aircraft prior to Delivery pursuant to
                Article 3.5;

                (b)    cancellation of this Lease occurs pursuant to Article 3.6;

                (c)    there is a Total Loss of the Aircraft and payment is made to LESSOR in accordance with Article 19.3;

                (d)    an Event of Default occurs and LESSOR repossesses the Aircraft or otherwise terminates this Lease pursuant to Article 25.3 prior to the
                Expiration Date and recovers possession and control of the Aircraft;

                (e)    an Event of Default occurs hereunder due to LESSEE returning the
                Aircraft after the Expiration Date in the condition required by this Lease; or

                (f)    an Event of Default occurs and LESSOR repossesses the Aircraft or otherwise terminates this Lease pursuant to Article 25.3 after the Expiration
                Date and recovers possession and control of the Aircraft.

         ARTICLE 6     SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER PAYMENTS

6.1             Security Deposit.    SEE PARAGRAPH 4 OF EXHIBIT C.

6.1.1    SEE PARAGRAPH 4(a) OF EXHIBIT C.

6.1.2    SEE PARAGRAPH 4(b) OF EXHIBIT C.

6.1.3    SEE PARAGRAPH 4(c) OF EXHIBIT C.

6.2             [Redacted].    SEE PARAGRAPH 5 OF EXHIBIT C.

6.3             Rent.    SEE PARAGRAPH 6 OF EXHIBIT C.

6.3.1    SEE PARAGRAPH 6(a) OF EXHIBIT C.

6.3.2    SEE PARAGRAPH 6(b) OF EXHIBIT C.

6.4             Reserves.    SEE PARAGRAPH 7 OF EXHIBIT C.

6.4.1    SEE PARAGRAPH 7(a) OF EXHIBIT C.

6.4.2    SEE PARAGRAPH 7(b) OF EXHIBIT C.

6.4.3    SEE PARAGRAPH 7(c) OF EXHIBIT C.

6.4.4    SEE PARAGRAPH 7(d) OF EXHIBIT C.

                (a)    SEE PARAGRAPH 7(d)(i) OF EXHIBIT C.

                (b)    SEE PARAGRAPH 7(d)(ii) OF EXHIBIT C.

6.4.5    SEE PARAGRAPH 7(e) OF EXHIBIT C.

6.4.6    SEE PARAGRAPH 7(f) OF EXHIBIT C.

6.5             [Redacted].    SEE PARAGRAPH 8 OF EXHIBIT C.

6.6             LESSOR's Bank Account.    The Security Deposit, Transaction Fee, Rent,
Reserves and any other payment due under this Lease will be paid by wire transfer of immediately available U.S. Dollar funds to LESSOR's bank account at:

                       International Lease Finance Corporation
                       Account No. 910-274-9067
                       JPMorgan Chase Bank
                       270 Park Avenue
                       New York, New York 10017
                       ABA# 021000021

or to such other bank account as LESSOR may from time to time designate by written notice
("LESSOR's Bank").  When it is stated in this Lease that an installment of the Security Deposit, the monthly Rent, Reserves or any other payment is due or must be paid or made by LESSEE by a specific date, then such payment actually must be received by LESSOR's Bank on or before such specific date, even if, in order for such payment to be received by LESSOR's Bank by such specific date, LESSEE must initiate the wire transfer prior to such specific date.

6.7             Default Interest.    If LESSOR's Bank does not receive the Rent or any other
amount on or before the specific date when due, LESSOR will suffer loss and damage the exact nature and amount of which are difficult or impossible to ascertain.  LESSEE will pay LESSOR as supplemental Rent (by way of agreed compensation and not as a penalty) interest on any due and unpaid amounts payable by LESSEE under this Lease calculated at a per annum rate (based on a 360 day year) equal to [SEE PARAGRAPH 9 OF EXHIBIT C.] plus the Prime Rate in effect on the date on which the amount was originally due for the period from the date the amount originally was due through the date the amount actually is received at LESSOR's Bank or, in the case of
LESSOR's performance of LESSEE's obligations hereunder, from the date of payment by LESSOR through the date of LESSEE's repayment to LESSOR ("Default Interest"). Default Interest will accrue on a day-to-day basis and be compounded monthly.

6.8             No Deductions or Withholdings.    Provided that LESSOR has not breached its
covenant of quiet enjoyment as set forth in Article 21.2, all payments by LESSEE under this
Lease, including the Security Deposit, Transaction Fee, Rent, Reserves, Default Interest, fees, indemnities or any other item, will be made in full without any deduction or withholding whether in respect of set-off, counterclaim, duties, or Taxes (as defined in Article 16) imposed in the
State of Registration or any jurisdiction from which such payments are made except to the extent otherwise required by Law, in which event LESSEE will pay any additional amount such that the net payment received by LESSOR after any required deduction or withholding equals the amount that
LESSOR would have received if such withholding had not been required; provided, however, that if
LESSEE pays any such additional amount to compensate for the withholding of any LESSOR Taxes,
LESSOR shall pay to LESSEE promptly after receipt of LESSEE's written request therefor (which request shall include a description in reasonable detail of the LESSOR Taxes involved and the calculation of the amounts to be paid) such amounts as are necessary so that the net additional amounts received by LESSOR under this Article 5.8 do not exceed the amounts that LESSOR would have received if no amounts in respect of LESSOR Taxes had been required to be withheld or deducted by LESSEE.

6.9             Value Added Taxes.    The Rent and other amounts payable by LESSEE under this
Lease are exclusive of any value added tax, turnover tax or similar tax or duty.

6.10            Wire Transfer Disbursement Report.    At the time of each Rent or other payment,
LESSEE will advise LESSOR in writing of the amount of the payment being made by LESSEE and the allocation of such payment to the Security Deposit, Rent, Reserves, Default Interest and other charges.  Notwithstanding the allocation set forth in LESSEE's report, in the event an Event of Default has occurred and is continuing under this Lease, LESSOR will have complete discretion to allocate LESSEE's payments as LESSOR determines.

6.11            Net Lease.

6.11.1          This Lease is a net lease and LESSEE's obligation to pay Rent and make other payments in accordance with this Lease will be absolute and unconditional under any and all circumstances and regardless of other events, including the following:

                (a)    any right of set-off, counterclaim, recoupment, defense or other right
                (including any right of reimbursement) which LESSEE may have against LESSOR,
                Manufacturer, the Engine manufacturer or any other person for any reason, including any claim LESSEE may have for the foregoing;

                (b)    unavailability or interruption in use of the Aircraft for any reason, including a requisition thereof or any prohibition or interference with or other restriction against LESSEE's use, operation or possession of the Aircraft (whether by Law or otherwise), any defect in title, airworthiness, merchantability, fitness for any purpose, condition, design, specification or operation of any kind or nature of the Aircraft, the ineligibility of the Aircraft for any particular use or trade or for registration under the Laws of any jurisdiction or Total Loss of the Aircraft;

                (c)    insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, administration or similar proceedings by or against LESSOR, LESSEE, Manufacturer, the Engine manufacturer or any other Person;

                (d)    invalidity or unenforceability or lack of due authorization of or other defect in this Lease;

                (e)    failure or delay on the part of any party to perform its obligations under this Lease; or

                (f)    any other circumstance which but for this provision would or might have the effect of terminating or in any other way affecting any obligation of LESSEE hereunder.

6.11.2          Nothing in Article 5.11 will be construed (a) to limit LESSEE's rights and remedies in the event of LESSOR's breach of its warranty of quiet enjoyment set forth in Article 21.2 or LESSOR's breach of its warranty of U.S. citizenship set forth in Article 21.3 or (b) to limit LESSEE's rights and remedies to institute legal or other proceedings or pursue any claim it may have against LESSOR or any other Person; provided, however, that LESSEE will have no obligation to pay
                Rent as aforesaid, except in respect of Rent accrued at the time, for the number of days that LESSEE is deprived of the possession and use of the Aircraft as the result of the breach by LESSOR of its warranty of quiet enjoyment obligations set forth Article 21.2.

6.12            LESSOR Performance of LESSEE Obligation.    If LESSEE fails to make any payment
due under this Lease to a third party in connection with the Aircraft or fails to perform any other obligation required under this Lease, LESSOR may (but is not required to) at its election and without waiver of its rights perform such obligation and/or pay such amount.

6.12.1          LESSEE's Right to Contest in Good Faith.    Notwithstanding the terms of Article
         5.12, if LESSEE reasonably contests its obligation to make a payment to a third party,
         LESSOR will not exercise its right to make such payment so long as (i) no other Event of Default under this Lease exists and is continuing, (ii) no Security Interest in the
         Aircraft (other than Permitted Liens) has arisen as a result of such non-payment, and
         (iii) there is no significant risk of prejudice to any of the rights or interests of
         LESSOR or any LESSOR's Lender with respect to the Aircraft or the Lease as a result of such non-payment.

6.12.2          LESSOR's Right to Repayment.     Within five (5) Business Days after written
         notice to LESSEE of the amount paid by LESSOR on behalf of LESSEE pursuant to Article
         5.12, LESSEE will repay such amount to LESSOR together with Default Interest. Such payment to LESSOR will constitute additional Rent payable by LESSEE to LESSOR hereunder.
         Any payment, performance or compliance by LESSOR of a LESSEE obligation hereunder will not affect the occurrence or continuance of an Event of Default.

6.13            Consideration for Rent and Other Amounts.    The amount of the Rent and other
         payments contained herein are in consideration of LESSEE's waiver of warranties and indemnities set forth in Articles 8 and 17, respectively, and the other provisions of this Lease.

         ARTICLE 7            INVOLVEMENT WITH AIRCRAFT MANUFACTURER

7.1             LESSEE Selection of Aircraft.    LESSEE ACKNOWLEDGES THAT THE DESCRIPTION OF THE
AIRCRAFT SET FORTH IN THIS LEASE IS BASED UPON INFORMATION SUPPLIED BY MANUFACTURER.  LESSEE
COVENANTS TO LESSOR THAT LESSEE HAS USED ITS OWN JUDGMENT IN SELECTING THE AIRCRAFT AND HAS DONE
SO BASED ON ITS SIZE, DESIGN AND TYPE.  LESSEE ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER,
REPAIRER OR SERVICING AGENT OF THE AIRCRAFT.

7.2             Participation Agreement.    LESSEE shall have the right to inspect the Aircraft
during the manufacture process and to attend and observe the acceptance tests of the Aircraft pursuant to the terms of a Participation Agreement to be entered into between LESSEE and LESSOR in the form set forth in Exhibit D.

7.3             Procurement of BFE.    LESSEE's and LESSOR's technical representatives will
meet and determine which of LESSEE or LESSOR will provide specific items of BFE.  Such BFE will then be provided to Manufacturer by LESSEE or LESSOR, as applicable, within the time frames required by Manufacturer.

7.4             LESSEE Inspection of Aircraft.    During the course of final assembly of the
Aircraft, and at Delivery, LESSEE may have its own representative present to inspect the Aircraft and to ensure its conformity with LESSEE's needs and the terms of this Lease.  LESSEE will have ground inspection and acceptance flight rights with respect to the Aircraft.  If LESSEE's inspection reveals that the Aircraft does not comply in any respect with the terms of this Lease,
LESSOR will (for its own behalf and at LESSEE's request) promptly cause the Manufacturer to correct any such defects and make the Aircraft available for reinspection to LESSEE, and to conduct such further demonstration flights as may be necessary to verify compliance with the requirements of this Lease, including but not limited to Exhibit A attached hereto.  LESSEE acknowledges that, as between LESSEE and LESSOR, in accepting the Aircraft LESSEE is relying on its own inspection and knowledge of the Aircraft in determining whether the Aircraft meets the requirements of this Lease.

7.5             Aircraft at Delivery.    At Delivery, the Aircraft will be as set forth in
Exhibit A, as such description may be modified by any change requests agreed to among LESSEE,
LESSOR and Manufacturer (which will be reflected in amendment(s) to this Lease).  In the event of any discrepancies, LESSEE and LESSOR will cooperate in good faith with one another and with
Manufacturer and Engine manufacturer, as applicable, in order to arrive at a mutually acceptable resolution of any such discrepancies.

7.6             Delivery of the Aircraft to LESSEE.    Subject to LESSEE having performed all
of the conditions precedent to Delivery set forth herein, immediately following delivery of the
Aircraft from Manufacturer to LESSOR, LESSOR will tender the Aircraft to LESSEE at the Delivery
Location.  Provided that the Aircraft is in the condition required by Article 6.5 and provided that LESSOR shall have performed all conditions precedent noted in Article 7.2 hereof, upon the tender of the Aircraft by LESSOR to LESSEE, LESSEE will accept the Aircraft by executing and delivering to LESSOR the Estoppel and Acceptance Certificate, whereupon Delivery will be deemed to have occurred for all purposes under this Lease (hereinafter, "Delivery"), including, but not limited to, the commencement of LESSEE's obligation to pay Rent hereunder.

7.7             LESSEE Acceptance of Aircraft.    If LESSEE fails to (a) comply with the
conditions contained in Articles 7.1 and 7.3 so as to allow Delivery to take place immediately following delivery of the Aircraft by Manufacturer to LESSOR or (b) take delivery of the Aircraft when properly tendered for delivery by LESSOR in the condition required hereunder, LESSEE will indemnify LESSOR for all reasonable and documented costs and expenses incurred by LESSOR as a direct result thereof including (but without limitation) any payments other than the purchase price which LESSOR becomes obliged to make to Manufacturer.

         ARTICLE 8  PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY AND OTHER REQUIREMENTS

8.1             Pre-Delivery Requirements.    LESSEE will do each of the following prior to
the Scheduled Delivery Date of the Aircraft within the time frames set forth below:

8.1.1    Within one (1) month after execution of this Lease, LESSEE will deliver to LESSOR each of the following:

                (a)    copies of resolutions of the Board of Directors of LESSEE or other written evidence of appropriate corporate action, duly certifying and authorizing the lease of the Aircraft hereunder and the execution, delivery and performance of this Lease, together with an incumbency certificate as to the person or persons authorized to execute and deliver documents on behalf of
                LESSEE hereunder; and

                (b)    an opinion of LESSEE's in-house counsel in the form and substance of
                Exhibit H.

8.1.2    At least seven (7) days prior to the Scheduled Delivery Date, LESSEE will have delivered to LESSOR a Certificate of Insurance and Brokers' Letter of Undertaking
                substantially in the form of Exhibits E and F, respectively, from LESSEE's insurance brokers evidencing insurance of the Aircraft in accordance with this
                Lease from the Delivery Date.

8.1.3    At least three (3) Business Days prior to the Scheduled Delivery Date, LESSEE will do each of the following:

                (a)    provide LESSOR with a power of attorney evidencing the authority of LESSEE's representative, who may be an officer or employee of LESSEE, to accept the Aircraft on behalf of LESSEE; and

                (b)    provide LESSOR with such other documents as LESSOR may reasonably request.

8.2             LESSOR's Pre-Delivery Requirements.    LESSEE's obligation to accept delivery
of and lease the Aircraft hereunder is subject to satisfaction of the following conditions precedent:

                (a)    No later than sixty (60) days prior to the Scheduled Delivery Date, LESSOR will have entered into an agreement with the owner or financier of the Inflight
                Equipment as provided in Article 12.8.7(B).

                (b)    LESSOR shall tender the Aircraft including the Aircraft Documentation to
                LESSEE at the Delivery Location in accordance with Article 6.6;

                (c)    LESSOR shall have delivered to its special FAA counsel an executed original application for registration and will be prepared to advise such counsel to register the Aircraft in the U.S. in the name of LESSOR;

                (d)    The Aircraft shall have a valid Certificate of Airworthiness and shall be in the condition required in order to meet the operating requirements of FAR Part
                121;

                (e)    All Airworthiness Directives which are issued prior to the Delivery Date and which require compliance (either by means of repetitive inspections, modifications or terminating action) prior to Delivery or within one (1) year after Delivery will be complied with on a terminating action basis at LESSOR's cost; Airworthiness Directives which do not have a terminating action will be accomplished at the highest level of inspection or modification possible;

                (f)    LESSOR shall have executed and delivered to LESSEE the Airframe Warranty
                Assignment and the Engine Warranty Assignment, together with the consents of
                Seller and the Engine manufacturer, respectively, in the form set forth as
                Schedule 1 to each agreement, and a consent of Manufacturer to the Airframe
                Warranty Assignment in form and substance reasonably satisfactory to LESSEE; and

                (g)    LESSOR shall have taken delivery of the Aircraft from the Manufacturer and the Aircraft shall be in the condition required for Delivery to LESSEE in accordance with this Lease.

8.3             Delivery Requirements.    On the Delivery Date of the Aircraft, each of the
following will occur:

8.3.1    If not previously done, LESSEE will pay to LESSOR the first monthly installment of Rent in accordance with Article 5.3.2;

8.3.2    LESSEE will execute and deliver to LESSOR the Estoppel and Acceptance Certificate covering the Aircraft and dated the Delivery Date.

8.3.3    LESSEE will deliver a certificate signed by an officer of LESSEE stating all of the following:

                (a)    the representations and warranties contained in Article 20 are true and accurate on and as of the Delivery Date as though made on and as of such date
                (except to the extent that such representations and warranties relate solely to an earlier date); and

                (b)    no Default has occurred and is continuing or will result from LESSEE's lease of the Aircraft hereunder.

8.3.4    LESSEE's in-house counsel will deliver an opinion confirming the matters set forth in the opinion of counsel described in Article 7.1 and advising that all filing and other requirements described in the earlier opinion of counsel have been met.

8.4             Post-Delivery Requirements.

8.4.1    At or immediately following Delivery and with LESSEE's cooperation, LESSOR will, at its expense, procure registration of the Aircraft in the State of Registration and will have completed all necessary filings with the FAA.

         ARTICLE 9            DISCLAIMERS

                LESSOR HAS COMMITTED TO LESSEE THAT ON THE DELIVERY DATE THE AIRCRAFT WILL BE
IN THE CONDITION REQUIRED BY ARTICLE 6 SUCH COMMITMENT OR COVENANT ON THE PART OF LESSOR EXPIRES
AND THE DISCLAIMERS SET FORTH IN THIS ARTICLE 8 APPLY UPON LESSEE'S ACCEPTANCE OF THE AIRCRAFT
AND EXECUTION OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE.  AFTER SUCH TIME, THEN AS BETWEEN
LESSOR AND LESSEE:

9.1             "As Is, Where Is.    LESSEE AGREES THAT IT IS LEASING THE AIRCRAFT "AS IS,
WHERE IS".  LESSEE UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT NEITHER LESSOR NOR ANY OF ITS
OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES HAVE MADE OR WILL BE DEEMED TO HAVE MADE ANY
TERM, CONDITION, REPRESENTATION, WARRANTY OR COVENANT EXPRESS OR IMPLIED (WHETHER STATUTORY OR
OTHERWISE) AS TO (a) THE CAPACITY, AGE, AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONFORMITY
TO THE PROVISIONS OF THIS LEASE, DESCRIPTION, CONDITION (WHETHER OF THE AIRCRAFT, ANY ENGINE,
ANY PART THEREOF OR THE AIRCRAFT DOCUMENTATION), DESIGN, WORKMANSHIP, MATERIALS, MANUFACTURE,
CONSTRUCTION, OPERATION, DESCRIPTION, STATE, MERCHANTABILITY, PERFORMANCE, FITNESS FOR ANY
PARTICULAR USE OR PURPOSE (INCLUDING THE ABILITY TO OPERATE OR REGISTER THE AIRCRAFT OR USE
THE AIRCRAFT DOCUMENTATION IN ANY OR ALL JURISDICTIONS) OR SUITABILITY OF THE AIRCRAFT OR ANY
PART THEREOF, OR THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, KNOWN OR
UNKNOWN, APPARENT OR CONCEALED, EXTERIOR OR INTERIOR, (b) THE ABSENCE OF ANY INFRINGEMENT OF
ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHTS, (c) ANY IMPLIED WARRANTY
ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE OR (d) ANY OTHER
REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF,
ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND EXTINGUISHED EXCEPT AS EXPRESSLY PROVIDED IN
ARTICLE 21 HEREOF.

9.2             Waiver of Warranty of Description.    IN CONSIDERATION OF (a) LESSEE'S RIGHTS
HEREUNDER TO INSPECT THE AIRCRAFT AND (b) LESSOR'S ASSIGNMENT TO LESSEE OF ANY EXISTING AND
ASSIGNABLE WARRANTIES OF MANUFACTURER AND THE ENGINE MANUFACTURER, LESSEE HEREBY AGREES THAT
ITS ACCEPTANCE OF THE AIRCRAFT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF THE ESTOPPEL AND
ACCEPTANCE CERTIFICATE CONSTITUTE LESSEE'S WAIVER OF THE WARRANTY OF DESCRIPTION, ANY CLAIMS
LESSEE MAY HAVE AGAINST LESSOR BASED UPON THE FAILURE OF THE AIRCRAFT TO CONFORM WITH SUCH
DESCRIPTION AND ANY AND ALL RIGHTS IT MAY HAVE TO THE REMEDIES SET FORTH IN SECTIONS 10508
THROUGH 10522 OF THE CALIFORNIA COMMERCIAL CODE.  EVEN IF AT ANY TIME THE FAILURE OF THE
AIRCRAFT TO CONFORM TO SUCH DESCRIPTION SUBSTANTIALLY IMPAIRS THE VALUE AND UTILITY OF THE
AIRCRAFT AND EITHER (i) LESSEE ACCEPTED THE AIRCRAFT BASED ON A REASONABLE ASSUMPTION THAT
THE NONCONFORMITY WOULD BE CURED AND IT WAS NOT SEASONABLY CURED OR (ii) LESSEE ACCEPTED THE
AIRCRAFT WITHOUT DISCOVERING THE NONCONFORMITY BUT LESSEE'S ACCEPTANCE OF THE AIRCRAFT WAS
REASONABLY INDUCED EITHER BY LESSOR'S ASSURANCES OR BY THE DIFFICULTY OF DISCOVERING ANY DEFECT
PRIOR TO ACCEPTANCE, LESSEE AGREES NOT TO LOOK TO LESSOR FOR DAMAGES OR RELIEF ARISING OUT OF
THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION.

9.3             LESSEE Waiver.    LESSEE hereby waives as between itself and LESSOR and agrees not to seek to establish or enforce any rights and remedies, express or implied (whether statutory or otherwise) against LESSOR or the Aircraft relating to any of the matters mentioned in Articles
8.1 or 8.2 and the leasing thereof by LESSOR to LESSEE.

9.4             Conclusive Proof.    DELIVERY BY LESSEE TO LESSOR OF THE ESTOPPEL AND ACCEPTANCE
CERTIFICATE WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT LESSEE'S TECHNICAL EXPERTS
HAVE EXAMINED AND INVESTIGATED THE AIRCRAFT, INCLUDING THE ENGINES AND THE AIRCRAFT DOCUMENTATION
AND THAT EACH IS IN THE CONDITION REQUIRED HEREUNDER (EXCEPT AS SPECIFICALLY SET FORTH IN SUCH
CERTIFICATE), AND OTHERWISE IN EVERY WAY SATISFACTORY TO LESSEE.

9.5             No LESSOR Liability for Losses.    LESSEE agrees that LESSOR will not be liable
to LESSEE, any sublessee or any Person, whether in contract or tort and however arising, for any cost, loss or damage (consequential or otherwise) arising out of the condition of the Aircraft, whether or not due in whole or in part to an act or omission or the active or passive negligence of LESSOR.

9.6             No Liability to Repair or Replace.    LESSOR will not be liable for any expense
in repairing or replacing any item of the Aircraft or be liable to supply another aircraft or any item in lieu of the Aircraft or any Part thereof if the same is lost, confiscated, damaged, destroyed or otherwise rendered unfit for use.

9.7             No Waiver.    Nothing in this Article 8 or elsewhere in this Lease will be deemed to be a waiver by LESSEE of any rights it may have against Manufacturer, the Engine manufacturer or any other Person.

         ARTICLE 10           MANUFACTURERS' AND VENDORS' WARRANTIES

10.1            Warranties.    Effective upon Delivery LESSOR will assign to LESSEE for the duration of the Lease Term the benefit of all warranties and indemnities given to LESSOR by
Manufacturer and the Engine manufacturer pursuant to the Airframe Warranty Assignment and the
Engine Warranty Assignment, respectively.  Effective on the Delivery Date, all other assignable vendor warranties with respect to the Aircraft are hereby assigned by LESSOR to LESSEE.

10.2            Non-Assignable Warranties.    To the extent that any warranty or indemnity given
to LESSOR by Manufacturer and others with respect to the Aircraft cannot be assigned, LESSEE will be entitled to take such action to enforce such warranty or indemnity in the name of
LESSOR against Manufacturer and such other parties as LESSEE sees fit (and, notwithstanding any provision to the contrary in Article 8.3, LESSOR will reasonably cooperate with LESSEE in pursuit of the same), but subject to LESSEE first ensuring that LESSOR is indemnified and secured to LESSOR's reasonable satisfaction against all losses, damage, costs, expenses and liabilities thereby incurred or reasonably likely to be incurred.

10.3            Reassignment.    On the Termination Date, the benefit of any warranty assigned by LESSOR to LESSEE will be reassigned automatically to LESSOR or its designee.  LESSEE's rights to receive payment under any such warranties will revert to LESSOR during any period in which an Event of Default is continuing.  LESSEE at its own cost and expense will do all such things and execute such documents as may be reasonably required for this purpose.

10.4            Warranty Claims.    LESSEE will diligently and promptly pursue any valid claims it may have against Manufacturer and others under such warranties with respect to the Aircraft.
If there are any outstanding warranty claims at the time of return, LESSEE will provide notice of the same to LESSOR.

         ARTICLE 11           OPERATION OF AIRCRAFT

11.1            Costs of Operation.    LESSEE will pay all costs incurred in the operation of
the Aircraft during the Lease Term, for profit or otherwise, including the costs of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, storage, landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, directly or indirectly, in connection with or related to the use, movement and operation of the
Aircraft.  The obligations, covenants and liabilities of LESSEE under this paragraph arising prior to return of the Aircraft to LESSOR will continue in full force and effect, notwithstanding the termination of this Lease or expiration of the Lease Term.

11.2            Compliance with Laws.    Except as expressly provided in this Lease, LESSEE
agrees throughout the Lease Term to maintain operational control of the Aircraft and use the
Aircraft in accordance with applicable Laws of the State of Registration and of any country, state, territory or municipality into or over which LESSEE may operate the Aircraft.  LESSEE will not employ, suffer or cause the Aircraft to be used in any business which is forbidden by Law or in any manner which will render it liable to condemnation, destruction, seizure, or confiscation by any authority.  Unless due to emergency, LESSEE will not permit the Aircraft to fly to any airport or country if so doing would cause LESSEE to be in violation of any Law applicable to LESSEE or the Aircraft.

11.3            Training.    LESSEE will not use the Aircraft for testing or for training of flight crew members other than LESSEE crew members or as otherwise may be required by the
Aviation Authority and, from and after the date on which it obtains other A319 aircraft, it will not use the Aircraft for training any more than it utilizes for training the other A319 aircraft in its fleet.

11.4            No Violation of Insurance Policies.    LESSEE will not use or permit the Aircraft
to be used in any manner or for any purpose which is not covered by the insurance policies LESSEE is required to carry and maintain as set forth in this Lease.  LESSEE will not carry any goods of any description excepted or exempted from such policies or do any other act or permit to be done anything which could reasonably be expected by LESSEE to invalidate or limit any such insurance policy.

11.5            Flight Charges.    LESSEE will pay promptly when due all en route navigation
charges, navigation service charges and all other charges payable by LESSEE for the use of or for services provided at any airport, whether in respect of the Aircraft or any other aircraft of LESSEE, and will indemnify and hold LESSOR harmless in respect of the same.  This indemnity will continue in full force and effect notwithstanding the termination or expiration of the
Lease Term for any reason or the return of the Aircraft.

         ARTICLE 12           SUBLEASES

12.1            No Sublease without LESSOR Consent.    LESSEE WILL NOT SUBLEASE OR PART WITH
POSSESSION OF THE AIRCRAFT (EXCEPT FOR MAINTENANCE AND REPAIR) AT ANY TIME WITHOUT THE PRIOR
WRITTEN CONSENT OF LESSOR (NOT TO BE UNREASONABLY WITHHELD OR DELAYED) EXCEPT FOR A SUBLEASE
TO A PERMITTED SUBLESSEE PRE-APPROVED IN ARTICLE 11.1.1 BELOW, AND IN ACCORDANCE WITH SUCH
REQUIREMENTS AS MAY FROM TIME TO TIME BE AGREED IN WRITING BETWEEN LESSOR AND LESSEE.  The wet
leasing of the Aircraft during the Lease Term (in which LESSEE and its crews retain operational control of the Aircraft) will not be considered a sublease of the Aircraft.

12.1.1          LESSEE may sublease the Aircraft without LESSOR's prior consent to any operator which is then currently a lessee of LESSOR ("Permitted Sublessee"), provided that such operator is not then in default and has not been in default at any time during the preceding ninety (90) days under any aircraft lease agreement between such operator and LESSOR.  Any such sublease will be subject to the provisions of this Article 11, including the provisions of Article 11.2 below.

12.2            LESSOR Costs.    LESSEE will indemnify LESSOR on demand for all reasonable and actual out-of-pocket expenses (including legal fees) incurred in connection with LESSOR's assessment of the subleasing proposal (whether or not LESSOR's consent to such sublease is ultimately given), review of the sublease documentation and implementation of the sublease.

12.3            Any Approved Sublease.    Any sublease to a Permitted Sublessee, and any other
sublease approved by LESSOR will be for a term no greater than the remaining Lease Term and contain provisions consistent with this Lease protecting LESSOR's title to the Aircraft, providing appropriate LESSOR indemnities, regarding the maintenance and repair standards for the Aircraft, concerning the insurances which will be carried by the sublessee and the circumstances which constitute a Total Loss of the Aircraft.  Any such sublease will be subject and subordinate to this Lease.  In its sole discretion, LESSOR may require an opinion of counsel in connection with such sublease, including LESSOR's right to repossess the Aircraft in the event of an Event of Default hereunder or under the sublease.  LESSEE will not amend the terms of any approved sublease which, if so amended, would have a material adverse effect on LESSOR's right, title or interest in the Aircraft or this Lease, without the prior written consent of LESSOR, which will not be unreasonably withheld, conditioned or delayed.  Notwithstanding the foregoing,
LESSOR agrees that even if an Event of Default has occurred and is continuing hereunder, so long as the approved sublessee fully performs all of the obligations of LESSEE hereunder and agrees to do so on a going forward basis and there is no risk to LESSOR of an impairment to LESSOR's unencumbered title to the Aircraft, LESSOR will not interfere with such sublessee's quiet use and enjoyment of the Aircraft.

12.4            Assignment of Sublease.    Any approved sublease will be assigned to LESSOR as
security for LESSEE's obligations under this Lease.  LESSEE will deliver the original counterpart of the sublease to LESSOR and make any filings necessary to protect LESSOR's security interest.

12.5            Wet Leases.    The wet leasing of the Aircraft during the Lease Term (in which
LESSEE and its crews retain operational control of the Aircraft) will not be considered a sublease of the Aircraft and will be permitted without LESSOR's consent, provided that (a) the Aircraft remains registered in the State of Registration, (b) the Aircraft will neither be based in nor operated in or to a Prohibited Country, (c) LESSEE provides LESSOR with either (i) a certified copy of the applicable provisions from the wet lease agreement, (ii) a certified copy or original of an insurance certificate confirming the maintenance of insurance coverage as required by
Article 18 and Exhibit E, or (iii) an officer's certificate indicating whether LESSEE or the wet lessee will be responsible for maintaining the primary passenger, baggage and cargo liability insurance relating to operation under the wet lease, and (d) LESSEE complies with Article 18.8.

12.6            Continued Responsibility of LESSEE.    LESSEE will continue to be responsible
or performance of its obligations under this Lease during any period of sublease.

         ARTICLE 13           MAINTENANCE OF AIRCRAFT

13.1            General Obligation.

13.1.1          During the Lease Term and until the Aircraft is returned to LESSOR in the condition required by this Lease, LESSEE alone has the obligation, at its expense, to maintain and repair the Aircraft, Engines, and all of the Parts (a)
                in accordance with the Maintenance Program, (b) in accordance with the rules and regulations of the Aviation Authority, (c) in accordance with Manufacturer's type design, (d) in accordance with any other regulations or requirements necessary in order to maintain a valid Certificate of Airworthiness for the
                Aircraft and meet the requirements at all times during the Lease Term and upon return of the Aircraft to LESSOR for issuance of a Standard Certificate of
                Airworthiness for transport category aircraft issued by the FAA in accordance with FAR Part 21 (except during those periods when (i) the Aircraft is undergoing maintenance, Overhaul, modification, or repairs as required or permitted by this
                Lease and to the extent in conflict with the requirements of the Aviation Authority or (ii) the Aircraft type has been grounded by the FAA, the DGAC or other applicable Aviation Authority) and (e) in the same manner and with the same care as used by LESSEE with respect to similar aircraft and engines operated by LESSEE and without in any way discriminating against the Aircraft.

13.1.2          No Engine will remain in an unserviceable condition for more than three (3) months.

13.1.3          [SEE PARAGRAPH 10 OF EXHIBIT C.]

13.1.4          [SEE PARAGRAPH 11 OF EXHIBIT C.]

13.1.5          LESSEE will not enter into any Engine maintenance cost per flight hour, power-
                by-the-hour or similar agreement with respect to the Engines ("MCPH Agreement")
                with the Engine manufacturer or any other Engine maintenance facility or organization without LESSOR's prior written consent, which shall not be unreasonably withheld.  At a minimum, any MCPH Agreement must provide that the
                MCPH provider will not place or enforce any lien upon any Engine covered by the
                MCPH program for any amounts owed by LESSEE.  In all events, LESSEE will at its cost be responsible for performing all work necessary to meet the return conditions with respect to the Engines set forth in Article 23 even if such work is not covered by LESSEE's MCPH Agreement.

13.2            Specific Obligations.    Without limiting Article 12.1, LESSEE agrees that such
maintenance and repairs will include but will not be limited to each of the following specific items:

                (a)    performance in accordance with the Maintenance Program of all routine and non-routine maintenance work;

                (b)    incorporation in the Aircraft of all Airworthiness Directives which are applicable to the Aircraft;

                (c)    incorporation in the Aircraft of all alert service bulletins of Manufacturer,
                Engine manufacturer and other vendors or manufacturers of Parts installed on the
                Aircraft which are applicable to the Aircraft and any service bulletins which must be performed in order to maintain the warranties on the Aircraft, Engines, and Parts;

                (d)    [SEE PARAGRAPH 12 OF EXHIBIT C.]

                (e)    compliance with a corrosion prevention and control program including the correction of any discrepancies in accordance with the Maintenance Program.  In addition, all inspected areas will be properly treated with corrosion inhibitor in accordance with the Maintenance Program;

                (f)    maintaining in English and keeping in an up-to-date status the records and historical documents set forth in Exhibit M;

                (g)    maintaining historical records as required by the FAA, in English, for on condition, condition-monitored, hard time and life-limited Parts (including tags from the manufacturer of such Part or a repair facility which evidence that such Part is new or overhauled and establish authenticity in accordance with FAA requirements, total time in service and time since overhaul for such
                Part), the hours and cycles the Aircraft and Engines operate and all maintenance and repairs performed on the Aircraft; and

                (h)    properly documenting all repairs, Modifications and alterations and the addition, removal or replacement of equipment, systems or components in accordance with the rules and regulations of the Aviation Authority and reflecting such items in the Aircraft Documentation.  In addition, all repairs to the Aircraft will be accomplished in accordance with either (i) Manufacturer's Structural Repair Manual
                (or DGAC-approved Repair Approval Sheets) or (ii) FAA-approved data (such as FAA
                Form 8110 or equivalent).  All Modifications and alterations will be accomplished in accordance with FAA-approved data (such as FAA Form 8110 or equivalent).

13.3            Replacement of Parts.

13.3.1          LESSEE, at its own cost and expense, will promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered unfit or beyond economical repair (BER) for use for any reason.  In the ordinary course of maintenance, service, repair, overhaul or testing, LESSEE may remove any Part provided that LESSEE replaces such Part as promptly as practicable.  All replacement Parts will (a) be free and clear of all Security Interests (except Permitted Liens) of any kind or description, (b) be in condition approved for return to service and of at least equivalent model, service bulletin and modification status and have a value and utility at least equal to the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof and
               (c) have a current "serviceable tag" of the manufacturer or maintenance facility providing such items to LESSEE, indicating that such Parts are new, serviceable or Overhauled. So long as a substitution meets the requirements of the Maintenance
                Program and the Aviation Authority, LESSEE may substitute for any Part a part that does not meet the requirements of the foregoing sentence if a complying Part cannot be procured or installed within the available ground time of the Aircraft and as soon as practicable the noncomplying part is removed and replaced by a complying Part.  With respect to replacement modules in an Engine, (x) the life limited Part that is due to be removed earliest in such replacement module will have no less life remaining than the life limited Part that is due to be removed earliest in the replaced module and (y) the average life remaining for all life limited Parts in the replacement module will be no less than the average life remaining for the life limited Parts in the replaced module.

13.3.2          All Parts removed from the Airframe or any Engine will remain the property of
                LESSOR and subject to this Lease no matter where located, until such time as such Parts have been replaced by Parts (which have been incorporated or installed in or attached to the Airframe or such Engine) which meet the requirements for replacement Parts specified above and title to such replacement Parts has passed to LESSOR under the Laws of the State of Registration and lex situs.  To the extent permitted by the Laws of the State of Registration and the lex situs it is the intent of LESSOR and LESSEE that without further act and immediately upon any replacement Part becoming incorporated, installed or attached to the Airframe or an Engine as above provided, (a) title to the removed Part will thereupon vest in LESSEE, free and clear of all rights of LESSOR and LESSOR's Liens, (b) title to the replacement Part will thereupon vest in LESSOR free and clear of all rights of LESSEE (other than LESSEE's rights under this Lease) and (c) such replacement
                Part will become subject to this Lease and be deemed to be a Part hereunder to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.

13.4            Removal of Engines.

13.4.1          If an Engine is removed for testing, service, repair, maintenance, Overhaul work, alterations or modifications, title to such Engine will at all times remain vested in LESSOR.

13.4.2          LESSEE will be entitled to remove any of the Engines from the Aircraft and install another engine or engines on the Aircraft, provided that LESSEE complies with each of the following obligations:

                (a)    the insurance requirements set forth in Article 18 and Exhibit E are in place;

                (b)    LESSEE ensures that the identification plates referred to in Article 15 are not removed from any Engine upon such Engine being detached from the Aircraft;
                and

                (c)    title to the Engine remains with LESSOR free from all Security Interests
                (except Permitted Liens) regardless of the location of the Engine or its attachment to or detachment from the Aircraft.

13.5            Pooling of Engines and Parts.    LESSEE may subject the Engines and Parts to
normal interchange or pooling agreements with responsible international scheduled commercial air carriers customary in the airline industry and entered into by LESSEE in the ordinary course of its business with respect to its entire Airbus narrow body (A318, A319, A320 and/or
A321) fleet so long as (a) in the case of pooling of an Engine, such Engine is returned to
LESSEE within four (4) months, (b) no transfer of title to the Engine occurs, (c) all other terms of this Lease continue to be observed with respect to the Engines or Parts, including but not limited to Articles 8, 10, 12, 14, 15, 16, 17, 18 and 19 and (d) LESSEE continues to be fully responsible to LESSOR for the performance of all of its obligations hereunder.

13.6            Installation of Engines on Other aircraft.    Any Engine removed from the
Aircraft may be installed on another aircraft in LESSEE's fleet which utilizes engines of the same type as the Engine only if one of the situations described in this Article 12.6 exists:

13.6.1          LESSEE or LESSOR has title to such other aircraft free and clear of all
                Security Interests (except Permitted Liens).

13.6.2          LESSEE, LESSOR and all of the Creditors of LESSEE of such aircraft enter into an engines cooperation agreement in form and substance reasonably acceptable to
                LESSOR in which each party agrees to recognize one another's rights in the engines.
                LESSEE will reimburse LESSOR and LESSOR's Lender for their reasonable attorneys'
                fees and costs in negotiating and finalizing engine cooperation agreement arrangements with LESSEE and its Creditors.

13.6.3          Such other aircraft is subject to a Creditor Agreement (but no other Security
                Interests except Permitted Liens) which by its terms expressly or effectively states that such Creditor and its successors and assigns will not acquire any right, title or interest in any Engine by reason of such Engine being installed
                on such aircraft.   LESSEE hereby agrees that if LESSOR's title to an Engine
                is in fact impaired under any such Creditor Agreement, such impairment will be deemed to be a Total Loss of such Engine and the provisions of Article 19.5 will apply unless, no later than thirty (30) days after the impairment arose, (a)
                the impairment has ceased to exist or (b) LESSEE has provided LESSOR with a bond, bank guarantee, or other form of protection acceptable to LESSOR in its sole discretion.  To the extent another Creditor Agreement contains such provisions, then LESSOR hereby agrees for the benefit of the Creditor of such Creditor
                Agreement that neither LESSOR nor its successors or assigns will acquire or claim any right, title or interest in any engine in which LESSEE or another
                Creditor has an interest as a result of such engine being installed on the
                Airframe.

13.7            Engine Thrust Rating.    No Engine shall be utilized at a thrust rating greater
than the thrust rating set forth in Exhibit A, absent LESSOR's express written consent.

13.8            Modifications.

13.8.1          No modification, alteration, addition, or removal to or from the Aircraft
                ("Modification") expected to cost over [SEE PARAGRAPH 13 OF EXHIBIT
                C.] or deviation from the Aircraft's original type design or configuration will be made without the prior written consent of LESSOR, which consent will not be unreasonably withheld or delayed. "Modification" does not include any modification, alteration, addition or removal (a) performed in accordance with Airworthiness
                Directives, (b) performed in accordance with recommended or alert service bulletins of the Manufacturer or the manufacturer of any Engine or other Part or (c) of any
                Parts which are owned by LESSEE, leased or conditionally sold to LESSEE (other than by LESSOR) including, without limitation, entertainment and passenger service equipment such as audio-visual equipment, personal computers, fax machines, telephones or other communications equipment (collectively, the "Passenger Service
                Equipment"), for which LESSOR's consent is not required.

13.8.2          LESSOR may review LESSEE's proposed designs, plans, engineering drawings and diagrams, and flight and maintenance manual revisions for any proposed Modification.
                If requested by LESSOR, LESSEE will furnish LESSOR (at LESSEE's expense) with such documents in final form and any other documents required by Law, relating to such Modification. All Modifications incorporated on the Aircraft will be properly documented in the Aircraft Documentation and be fully approved by the Aviation
                Authority.

13.8.3          Notwithstanding any other provision of this Lease, no Modification will be made which has the effect of decreasing the utility or value of the Aircraft or invalidating any warranty applicable to the Aircraft.

13.8.4          No Modification (except as permitted under Articles 12.8.1(A) and 12.8.1(B))
                will be made by LESSEE if an Event of Default exists and is continuing hereunder.

13.8.5          Unless otherwise agreed by LESSOR in writing, all permanent or structural
                Modifications will forthwith become a part of the Aircraft and LESSEE relinquishes to LESSOR all rights and title thereto.  However, all (i) temporary and non-structural Modifications and (ii) all Passenger Service Equipment so
                long as such equipment can be removed without causing material damage to the
                Aircraft, will remain the property of LESSEE and, at LESSOR's request and LESSEE's cost, will be removed from the Aircraft prior to return of the Aircraft, with
                LESSEE restoring the Aircraft to the condition and configuration it was in prior to the Modification or installation of Passenger Service Equipment in a manner cosmetically acceptable to LESSOR.  Notwithstanding the foregoing, no such removal will be permitted without LESSOR's permission during the occurrence of an Event of Default hereunder and immediately upon the occurrence of an Event of Default hereunder, without the requirement of any further act or notice, all right, title and interest in such Modifications and Passenger Service Equipment will immediately vest in LESSOR; provided however, that in the event of such an Event of Default, with respect to any Passenger Service Equipment, LESSOR will use commercially reasonable efforts to reach agreement with any vendors or suppliers holding title to the Passenger Service Equipment in order to protect the mutual interests of
                LESSOR and such parties.

13.8.6          LESSOR will bear no liability for the cost of Modifications of the Aircraft whether in the event of grounding or suspensions of certification, or for any other cause.

13.8.7          Inflight Equipment.    LESSOR acknowledges that LESSEE may at any time during
         the Lease Term install on the Aircraft a telephone system and/or a Live TV system or other severable equipment for passenger use (collectively, the "Inflight Equipment", which term shall not, for the avoidance of doubt, include the video system or any equipment installed on the seats at Delivery and purchased and paid for by LESSOR, which shall remain the property of LESSOR), which Inflight Equipment may be owned either by LESSEE or by a third party provided that:

                (a)    LESSEE shall give LESSOR notice of the installation of any Inflight
                Equipment on the Aircraft and the name and address of the owner of such Inflight
                Equipment (which may be LESSEE), and a copy of the supplementary type certificate relating to the installation thereof; and

                (b)    the owner of the Inflight Equipment and LESSOR will enter into an agreement, in form and substance reasonably acceptable to LESSEE, which agreement will provide:

                       (i)    that such owner shall not have any lien, security interest, claim or other encumbrance on or against the Aircraft or any Part or Parts thereof,

                       (ii)   that such owner's only right with respect to the Aircraft shall be to remove the Inflight Equipment from the aircraft not later than the earlier of (A) thirty (30) days after notice from LESSOR that it has repossessed the Aircraft because of the occurrence of an Event of Default, and (B)
                       the Lease Termination Date,

                       (iii)  that such right of removal is made subject to and conditional upon such owner, at no expense to LESSOR or to any subsequent owner or operator of the Aircraft, removing and repairing (or causing LESSEE to remove and repair) all alterations made to the Aircraft in connection with the installation of the Inflight Equipment so as to eliminate all evidence of the installation of such Inflight Equipment and to restore the Aircraft to its condition prior to the installation thereof (ordinary wear and tear excepted) in accordance with an Airframe Manufacturer's service bulletin, and

                       (iv)   that such removal and repair shall be conducted at such times and in such a manner as not to interfere in any way with the commercial operation of the Aircraft and completed within the time period set forth in Article
                       12.8.7(B)(II).

13.9            Performance of Work by Third Parties.    Whenever maintenance and repair work on
the Aircraft or Engines will be regularly performed by a Person other than LESSEE, such Person will be an FAA-authorized repair station.

13.10           Reporting Requirements.

13.10.1         Commencing with a report furnished ten (10) days after the end of the calendar month in which Delivery occurs, LESSEE will furnish to LESSOR a Monthly Report in English in the form attached hereto as Exhibit L.  Each Monthly Report will be furnished within ten (10) days after the end of each calendar month, except that the Monthly Report pertaining to the last month (or any portion thereof)
                of the Lease Term will be furnished to LESSOR on the Termination Date.

13.10.2         Commencing on the first anniversary of the Delivery Date and no more than once per each year of the Lease Term thereafter, upon LESSOR's request LESSEE will provide LESSOR with a Technical Evaluation Report for the Aircraft in the form and substance of Exhibit N, as revised.  Such Technical Evaluation Report will be furnished within thirty (30) Business Days after LESSOR's request.

13.11           Information Regarding Maintenance Program.    LESSEE will provide LESSOR with
such information regarding the Maintenance Program for the Aircraft as LESSOR may reasonably request during the Lease Term.

13.12           LESSOR Rights to Inspect Aircraft.    On reasonable notice, LESSOR and/or its
authorized agents or representatives will have the right to inspect the Aircraft and Aircraft
Documentation.  LESSOR agrees that such requests will be coordinated with LESSEE so as to cause the minimum practical disturbance to LESSEE's operation or its personnel; provided that at no time will LESSEE be required to remove the Aircraft from active service.  LESSEE agrees to cooperate with LESSOR in making the Aircraft and Aircraft Documentation available to such authorized technical teams.  LESSOR will have no duty to make any such inspection and will not incur any liability or obligation by reason of (and LESSEE's indemnity obligations pursuant to
Article 17 will apply notwithstanding) not making any such inspection or by reason of any reports it receives or any reviews it may make of the Aircraft records.

         ARTICLE 14           USE OF RESERVES

14.1            Airframe Reserves.    Subject to the terms of Article 13.5, LESSOR will reimburse
LESSEE (or, at LESSEE's option, pay on behalf of LESSEE) from the Airframe Reserves for the actual cost of any full and completed scheduled "4C/5Y" and "8C/10Y" check (or then-current equivalent check) as described in the MPD or the Maintenance Program, as applicable (each such check, an "Eligible
Structural Check") and the rectification of any deficiencies resulting from such inspection, with work performed for all other causes excluded, including those causes set forth in Article 13.6.
Subject to Article 16.1, reimbursement (including exchange fees and handling, packaging and shipping charges) will be made up to the amount in the Airframe Reserves on the commencement date of the structural check.

14.2            Engine Performance Restoration Reserves.

14.2.1          Subject to the terms of Article 13.5, LESSOR will reimburse LESSEE (or, at
                LESSEE's option, pay on behalf of LESSEE) from the Engine Performance Restoration
                Reserves for the actual cost associated with an Engine Refurbishment that meets the requirements of Article 12.1.3 (each such visit, an "Eligible Shop Visit"), with work performed for all other causes excluded, including those causes set forth in Article 13.6.  Subject to Article 16.1, reimbursement for an Engine
                Refurbishment (including exchange fees and handling, packaging and shipping charges) will be made up to the amount in the Engine Performance Restoration
                Reserves applicable to such Engine at the time of removal of such Engine.

14.3            Engine LLP Reserves.    Subject to the terms of Article 13.5, LESSOR will
reimburse LESSEE (or, at LESSEE's option, pay on behalf of LESSEE) from the Engine LLP Reserves for an Engine for the actual out-of-pocket materials cost without overhead, mark-up or profit factor associated with on or off-wing replacement of life-limited Parts in such Engine, with work performed for all other causes excluded, including those causes set forth in Article 13.6.
Subject to Article 16.1, reimbursement for replacement of life-limited Parts in an Engine
(including exchange fees and handling, packaging and shipping charges) will be made up to the amount in the Engine LLP Reserves applicable to such Engine at the time of replacement of such life-limited Part.

14.4            Landing Gear Reserves.    Subject to the terms of Article 13.5, LESSOR will
reimburse LESSEE (or, at LESSEE's option, pay on behalf of LESSEE) from the Landing Gear
Reserves for the actual cost of an Overhaul of the Landing Gear (including exchange fees and handling, packaging and shipping charges), up to the amount remaining in the Landing Gear
Reserves, with work performed for all other causes excluded, including those causes set forth in Article 13.6.

14.5            Reimbursement.    LESSEE will be entitled to reimbursement from the Reserves after the work is completed and the Airframe, Engine or Landing Gear has left the repair agency
(or after LESSOR has received from the repair agency written assurance, in form and substance acceptable to LESSOR, that the repair agency will release the Airframe, Engine, or Landing Gear upon receipt of LESSOR's payment of the amount required by this Article 13) by submitting invoices and proper documentation within twelve (12) months after completion of the work.  LESSOR will reimburse to LESSEE, no later than thirty (30) days after receipt of such proper documentation, all, or all undisputed, amounts due to be reimbursed hereunder.  For the Airframe, proper documentation includes a list of all routine and non-routine work cards and an itemized labor and materials report.  For the Engine, proper documentation includes a description of the reason for removal (if removed), a shop teardown report, a shop findings report if an Engine is removed
(or an equivalent report if an Engine is not removed), a full description of the workscope and complete disk records for the Engine both prior to and after the repair.  Both the invoice supplied by the Engine repair facility and that submitted by LESSEE to LESSOR with respect to an Engine will state whether or not credits were provided due to life remaining on any removed
Engine Parts and the amount of any such credits will be itemized.  For the Landing Gear, proper documentation includes the total calendar time, hours and cycles on the Landing Gear both prior to and after the Overhaul, a copy of the complete Overhaul report which includes a life limited component list and a description of all work performed on the Landing Gear assembly.

14.6            Reimbursement Adjustment.    By way of example, among the exclusions from
reimbursement are those items resulting from repairs covered by LESSEE's or a third party's insurance (deductibles being for the account of LESSEE), or warranties or required as a result of an Airworthiness Directive, manufacturer's service bulletin, faulty maintenance or installation, improper operations, misuse, neglect, accident, incident, ingestion, or other accidental cause.
Reimbursement from the Reserves will not be available for the APU, quick engine change (QEC) Parts, thrust reversers, or any of their associated components.  Notwithstanding the foregoing sentence, if the Airframe, any Engine or any Landing Gear undergoes a repair or inspection that is otherwise excluded from reimbursement pursuant to this Article 13.6, and if, in the course of such repair or inspection, LESSEE performs additional work that (a) constitutes an Eligible Structural Check, an
Eligible Shop Visit, or an Overhaul of any Landing Gear or (b) results in an increase in the time remaining until the next Eligible Structural Check, Eligible Shop Visit, or Overhaul of any Landing
Gear, then LESSEE shall be entitled to reimbursement for the cost of such additional work and the same will not be excluded from reimbursement hereunder from the Airframe Reserves, Engine Performance
Restoration Reserves, Engine LLP Reserves or Landing Gear Reserves, as applicable.  All invoices subject to reimbursement from LESSOR will be reduced (by adjustment between LESSEE and LESSOR retroactively if necessary) by the actual amounts received by LESSEE on account of such work from responsible third parties or other sources, such as insurance proceeds, manufacturer's warranties, guarantees, concessions and credits actually received from such sources (including, with respect to Engines, credits due to life remaining on any removed Engine Parts).

14.7            Costs in Excess of Reserves.    LESSEE will be responsible for payment of all
costs in excess of the amounts reimbursed hereunder.  If on any occasion the balance in the
Airframe Reserves, Engine Performance Restoration Reserves, Engine LLP Reserves or Landing Gear
Reserves for a particular Engine or Landing Gear (at the time of the structural check, in the case of the Airframe, or at the time of removal, in the case of an Engine or the Landing Gear)
is insufficient to satisfy a claim for reimbursement in respect of the Airframe, such Engine or the Landing Gear, as applicable, the shortfall may not be carried forward or made the subject of any further claim for reimbursement.

14.8            Reimbursement after Termination Date.    LESSEE may not submit any invoice for
reimbursement from the Reserves after the Termination Date unless on or prior to such date LESSEE has notified LESSOR in writing that such outstanding invoice will be submitted after the
Termination Date and the anticipated amount of such invoice.  So long as LESSEE has provided such notice to LESSOR, LESSEE may then submit such outstanding invoice at any time within six
(6) months after the Termination Date.  In the event of the Total Loss of the Aircraft and provided that no Event of Default has occurred and is continuing, the unreimbursed Reserves held by LESSOR will be paid to LESSEE.

         ARTICLE 15           TITLE AND REGISTRATION

15.1            Title to the Aircraft during Lease Term.    Title to the Aircraft will be and
remain vested in LESSOR.  LESSOR and LESSEE intend this Lease to be a "true lease".  LESSEE will have no right, title or interest in the Aircraft except as provided in this Lease.

15.2            Registration of Aircraft.    LESSOR at its sole cost and expense will register
and maintain registration of the Aircraft in the name of LESSOR at the register of aircraft in the State of Registration, except that in the event of a permitted sublease, LESSEE at its sole cost and expense will register and maintain registration of the Aircraft in the name of LESSOR at the State of Registration.  LESSEE will cooperate with LESSOR and will from time to time take all other steps then required by Law (including the Geneva Convention if applicable) or as
LESSOR may reasonably request to protect and perfect LESSOR's interest in the Aircraft and this
Lease in the State of Registration or in any other jurisdictions in or over which LESSEE may operate the Aircraft.

15.3            Filing of This Lease.    To the extent permitted by Law and in accordance with
the requirements of the Law from time to time, LESSEE at its sole cost and expense will cause this Lease to be kept, filed, recorded and refiled or rerecorded in the State of Registration and in any other offices necessary to protect LESSOR's rights hereunder as reasonably requested by LESSOR. Notwithstanding anything to the contrary in this Article 14, LESSOR will pay the costs and fees of special FAA counsel, in making the initial filings and recordings with the FAA.

         ARTICLE 16           IDENTIFICATION PLATES

                LESSOR will affix and LESSEE will at all times maintain on the Airframe and each
Engine the identification plates containing the following legends or any other legend reasonably requested by LESSOR in writing:

16.1            Airframe Identification Plates.

                Location:     One to be affixed to the Aircraft structure above the forward entry door adjacent to and not less prominent than that of Manufacturer's data plate and another in a prominent place on the flight deck.

                Size:         No smaller than 4" x 6".

                Legend:       "THIS AIRCRAFT IS OWNED BY INTERNATIONAL LEASE FINANCE CORPORATION.
                              MANUFACTURER'S SERIAL NO:  2198

                              OWNER'S ADDRESS:

                              INTERNATIONAL LEASE FINANCE CORPORATION
                              [Until January 31, 2004]
                              1999 Avenue of the Stars, 39th Floor
                              Los Angeles, California 90067-6049
                              U.S.A.
                              [On and after February 1, 2004]
                              10250 Constellation Boulevard, 34th Floor
                              Los Angeles, California 90067-6234
                              U.S.A."

16.2            Engine Identification Plates.

                Location:     The legend on the plate must be no less prominent than the Engine data plate and must be visible.

                Size:         No smaller than 2" x 6".

                              "THIS ENGINE IS OWNED BY INTERNATIONAL LEASE FINANCE CORPORATION,
                              LOS ANGELES, CALIFORNIA, USA."

         ARTICLE 17           TAXES

17.1            General Obligation of LESSEE.    Except as set forth in Article 16.2, LESSEE
agrees to pay promptly when due, and to indemnify and hold harmless LESSOR on a full indemnity basis from, all license and registration fees and all taxes, fees, levies, imposts, duties, charges, deductions or withholdings of any nature (including without limitation any value added, franchise, transfer, sales, gross receipts, use, business, excise, turnover, personal property, stamp or other tax) together with any assessments, penalties, fines, additions to tax or interest thereon, however or wherever imposed (whether imposed upon LESSEE, LESSOR, on all or part of the Aircraft, the Engines or otherwise), by any Government Entity or taxing authority in the U.S. (including without limitation the City or County of Los Angeles), or any foreign country or by any international taxing authority, upon or with respect to, based upon or measured by any of the following (collectively, "Taxes"):

                (a)    the Aircraft, Engines or any Parts;

                (b)    the use, operation or maintenance of the Aircraft or carriage of passengers or freight during the Lease Term;

                (c)    this Lease, the payments due hereunder and the terms and conditions hereof; and

                (d)    the delivery under lease, import, export, or return of the Aircraft or payment of Total Loss Proceeds.

17.2            Exceptions to Indemnity.    The indemnity provided for in Article 16.1 does
not extend to any of the following Taxes (hereinafter referred to as "LESSOR's Taxes"):

                (a)    Taxes imposed by the U.S. or by any Government Entity within the U.S.
                on the net income, profits or gains, accumulated or undistributed earnings or income, gross receipts, capital or net worth of LESSOR;

                (b)    Taxes attributable to the period, or an event occurring, prior to
                Delivery or after return of the Aircraft to LESSOR in accordance with this Lease;

                (c)    Taxes attributable to LESSOR's gross negligence, willful misconduct or breach of this Lease;

                (d)    Taxes which LESSEE is contesting in good faith in accordance with
                Article 16.5;

                (e)    Taxes imposed by any country other than the U.S. on the net income, gross receipts, capital or net worth of LESSOR but only to the extent that
               (i) such Taxes were not in any way connected with, due to or arising out of this
                Lease, LESSEE's business operations or office locations in any such country or
                LESSEE's use and operation of the Aircraft and (ii) such Taxes would be other-
                wise payable by LESSOR notwithstanding this Lease, LESSEE's business operations or office locations in any such country or LESSEE's use and operation of the
                Aircraft;

                (f)    Taxes imposed as a result of LESSOR's voluntary or involuntary transfer, pledge, assignment, financing, or other similar disposition of the Aircraft,
                Engines, any Parts, or this Lease or any interest in any of the foregoing
                (except a transfer or sale following LESSOR's exercise of any of its rights or remedies provided in Article 25.3) provided that LESSEE remains responsible for payment of any Taxes and the specific amount of such Taxes that it would have been required to indemnify for had such voluntary or involuntary transfer not occurred;

                (g)    Taxes consisting of any Taxes, interest, penalties or additions to Tax imposed on LESSOR as a result, in whole or in part, of a failure of LESSOR to file any Tax return or Tax-related registration properly and timely, unless such failure shall be caused by the failure of LESSEE to fulfill any obligations of
                LESSEE under Section 16.7 with respect to such Tax return; or

                (h)    Taxes resulting from, or that would not have been imposed but for, any
                LESSOR's Lien arising as a result of claims against, or acts or omissions of, or otherwise attributable to, LESSOR or any related party.

17.3            After-Tax Basis.    The amount which LESSEE is required to pay with respect to any Taxes indemnified against under Article 16.1 is an amount sufficient to restore LESSOR on an after-tax basis to the same position LESSOR would have been in had such Taxes not been incurred.  If LESSOR determines in good faith that it has realized a Tax benefit (by way of deduction, credit or otherwise) as a result of any payment for which LESSEE is liable under
Section 5.7 or 16.1 of this Lease, and such benefit was not previously taken into account in calculating the amount of such payment on an after-tax basis in accordance with the immediately preceding sentence of this Article 16.3, LESSOR will pay to LESSEE an amount that is reasonably sufficient to ensure that LESSOR is in no better an after-tax position than it would have been in if the event giving rise to LESSEE's liability for payment had not occurred.

17.4            Timing of Payment.    Any amount payable to LESSOR pursuant to this Article 16
will be paid within ten (10) days after receipt of a written demand therefor from LESSOR accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable provided, however, that such amount need not be paid by LESSEE prior to the earlier of (a) the date any Tax is payable to the appropriate
Government Entity or taxing authority or (b) in the case of amounts which are being contested by LESSEE in good faith or by LESSOR pursuant to Article 16.5, the date such contest is finally resolved.

17.5            Contests.    If claim is made against LESSOR for Taxes with respect to which
LESSEE is liable for a payment or indemnity under this Lease, LESSOR will promptly give LESSEE notice in writing of such claim provided, however, that LESSOR's failure to give notice will not relieve LESSEE of its obligations hereunder unless such failure materially impairs or precludes LESSEE's ability to contest the claim.  So long as (a) a contest of such Taxes does not involve any material risk of the sale, forfeiture or loss of the Aircraft or any interest therein, (b) if LESSOR so requests, LESSEE has provided LESSOR with an opinion of independent tax counsel that a reasonable basis exists for contesting such claim and (c) adequate reserves have been made for such Taxes or, if required, an adequate bond has been posted, then LESSOR at LESSEE's written request will in good faith, with due diligence and at LESSEE's expense, contest (or permit LESSEE to contest in the name of LESSEE or LESSOR) the validity, applicability or amount of such Taxes.

17.6            Refunds.    Upon receipt by LESSOR of a refund of all or any part of any Taxes
(including any deductions or withholdings referred to in Article 5.8) which LESSEE has paid,
LESSOR will promptly pay to LESSEE the amount of such Taxes refunded, to the extent that the underlying Tax liability has been extinguished.

17.7            Cooperation in Filing Tax Returns.    LESSEE and LESSOR will cooperate with
one another in providing information which may be reasonably required to fulfill each party's tax filing requirements and any audit information request arising from such filing.

17.8            Survival of Obligations.    The indemnity obligations and other agreements of
LESSEE as set forth in this Article 16 will survive the Termination Date.

         ARTICLE 18           INDEMNITIES

18.1            General Indemnity.    Except as set forth in Article 17.2 and Article 28.18,
LESSEE agrees to indemnify and hold harmless LESSOR and its officers, directors, employees, agents and shareholders (individually an "Indemnitee" and collectively "Indemnitees") from any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, disbursements and expenses (including legal fees, costs and related expenses) of every kind and nature, whether or not any of the transactions contemplated by this Lease are consummated (collectively "Expenses"), which are imposed on, incurred by or asserted against any
Indemnitee and which are in any way relating to, based on or arising out of any of the following:

                (a)    this Lease or any transactions contemplated hereby;

                (b)    the operation, possession, use, non-use, control, leasing, subleasing, maintenance, storage, overhaul, testing, inspections or acceptance flights at return of the Aircraft, any Engine, or any Part during the Lease Term by LESSEE, any sublessee or any other Person, whether or not the same is in compliance with the terms of this Lease, including without limitation claims for death, personal injury, property damage, other loss or harm to any Person and claims relating to any Laws, including without limitation environmental control, noise and pollution laws, rules or regulations;

                (c)    the manufacture, design, acceptance, rejection, delivery, return, import, export, condition, repair, modification, servicing, rebuilding, enforcement of warranties whether in LESSOR's or LESSEE's name, any sale of the Aircraft in connection with the exercise of any of LESSOR's remedies provided in Article
                25.3, customer and product support provided by Manufacturer and other vendors, airworthiness, registration, reregistration, performance, sublease, merchantability, fitness for use, substitution or replacement of the Aircraft, Engine, or any Part under this Lease or other transfer of use or possession of the Aircraft, Engine, or any Part, including under a pooling or interchange arrangement, including without limitation latent and other defects, whether or not discoverable and patent, trademark or copyright infringement;

                (d)    any non-compliance by LESSEE with any term of this Lease or the falsity or inaccuracy of any representation or warranty of LESSEE set forth herein;

                (e)    the prevention or attempt to prevent the lawful arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft, or in securing the lawful release of the Aircraft; or

                (f)    as a consequence of any Default in payment by LESSEE of any sum to be paid by LESSEE when due under this Lease or any other Default by LESSEE in the due and punctual performance of its obligations under this Lease.

The foregoing indemnity by LESSEE is intended to include and cover any Expense to which an
Indemnitee may be subject (in contract, tort, strict liability or under any other theory)
regardless of the negligence, active or passive or any other type, of such Indemnitee, so long as such Expense does not fall within any of the exceptions listed in Article 17.2.

18.2            Exceptions to General Indemnities.    The indemnity provided for in Article
17.1 will not extend to Expenses of any Indemnitee to the extent resulting from or arising out of any of the following:

                (a)    Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to have resulted from the willful misconduct of such
                Indemnitee;

                (b)    Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to be attributable to incidents, accidents or occurrences prior to the Delivery Date, but only where both the act or omission which gave rise to the incident, accident or occurrence and the incident, accident or occurrence itself occurred prior to the Delivery Date;

                (c)    Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to be attributable to acts or events which occur after the Termination Date and return of the Aircraft to LESSOR in the condition required hereunder, but in any such case only to the extent not attributable to acts or omissions of LESSEE;

                (d)    Expenses representing Taxes, it being acknowledged that the terms of
                Article 16 apply exclusively to LESSEE's indemnity obligations with respect to
                Taxes;

                (e)    Expenses due to the breach by LESSOR of its covenant of quiet enjoyment pursuant to Article 21.2;

                (f)    Expenses arising directly from the willful misconduct of an Indemnitee;

                (g)    Expenses related to LESSOR Taxes or a LESSOR's Lien;

                (h)    Expenses that LESSOR has expressly agreed to pay under this Lease;

                (i)    Expenses which are attributable to the assignment, pledge, financing or other related activity of LESSOR or any Indemnitee with respect to the Aircraft or this Lease;

                (j)    Expenses of any Indemnitee which are ordinary and customary operating, overhead or administrative expenses;

                (k)    Expenses which are attributable to LESSOR'S failure to maintain U.S.
                citizenship as required by Article 21.3; and

                (l)    Expenses which are attributable to any Indemnitee's default or failure to perform under any financing or related agreement with respect to the Aircraft.

18.3            After-Tax Basis.    The amount which LESSEE will be required to pay with respect to any Expense indemnified against under Article 17.1 will be an amount sufficient to restore the Indemnitee, on an after-tax basis, to the same position such Indemnitee would have been in had such Expense not been incurred.

18.4            Timing of Payment.    Subject to Article 17.8 and LESSEE's right to defend any
claims that are subject to this ARTICLE 17, it is the intent of the parties that each Indemnitee will have the right to indemnification for Expenses hereunder as soon as a claim is made and as soon as an Expense is incurred.  LESSEE will pay an Indemnitee for Expenses pursuant to this
Article 17 within ten (10) days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity, the actual Expense which is claimed, and the computation of the amount payable.

18.5            Subrogation.    Upon the payment in full of any indemnity pursuant to this
Article 17 by LESSEE, LESSEE will be subrogated to any right of the Indemnitee in respect of the matter against which such indemnity has been made.

18.6            Notice.    Each Indemnitee and LESSEE will give prompt written notice one to the other of any liability of which such party has knowledge for which LESSEE is, or may be, liable under Article 17.1 provided, however, that failure to give such notice will not terminate any of the rights of Indemnitees under this Article 17 except to the extent that LESSEE has been materially prejudiced by the failure to provide such notice.

18.7            Refunds.    If any Indemnitee obtains a recovery of all or any part of any amount which LESSEE has paid to such indemnitee, such Indemnitee will promptly pay to LESSEE the net amount recovered by such Indemnitee.

18.8            Defense of Claims.    Unless an Event of Default has occurred and is continuing,
LESSEE and its insurers will have the right (in each such case at LESSEE's sole expense) to investigate or defend or compromise any claim covered by insurance for which indemnification is sought pursuant to Article 17.1, provided that if LESSEE or its insurers have reserved the right to dispute liability with respect to any insurance policies pursuant to which coverage is sought, then LESSEE shall be obliged to ensure that its indemnity obligations are adequately secured to
the reasonable satisfaction of LESSOR.   Each Indemnitee will cooperate with LESSEE or its
insurers with respect to any such defense of claims.  If LESSEE or its insurers are retaining attorneys to handle any such claim, such counsel must be reasonably satisfactory to the
Indemnitees.  If not, the Indemnitees will have the right to retain counsel of their choice at
LESSEE's expense.

18.9            Survival of Obligation.    Notwithstanding anything in this Lease to the
contrary, the provisions of this Article 17 will survive the Termination Date and continue in full force and effect notwithstanding any breach by LESSOR or LESSEE of the terms of this Lease, the termination of the lease of the Aircraft to LESSEE under this Lease or the repudiation by
LESSOR or LESSEE of this Lease.

         ARTICLE 19           INSURANCE

19.1            Categories of Insurance.    Throughout the Lease Term and until the Termination
Date, LESSEE will, at its own expense, effect and maintain in full force and effect the types of insurance and amounts of insurance (including deductibles) described in Exhibit E through brokers and insurers of recognized standing in the London or New York insurance markets or, in the event of a sublease to a Permitted Sublessee, with such brokers and with such insurers in the London or New York markets as may be approved by LESSOR, such approval not to be unreasonably withheld.

19.2            Third Party War Liability Insurance.    LESSEE will provide evidence to LESSOR
that the U.S. government indemnity for third party (non-passenger) war liability covers LESSEE and its operation of the Aircraft, up to the limits of coverage specified in Exhibit E for
Aircraft Third Party, Passenger, Baggage, Cargo and Mail Liability and Airline General Third
Party Liability.  For so long as such U.S. government indemnity is in effect and LESSEE is covered thereby with respect to the Aircraft, LESSOR agrees that LESSEE may substitute such indemnity for Extended Coverage Endorsement AVN 52D and the excess coverage required by Exhibit
E.  In the event that LESSEE is no longer covered by such U.S. government indemnity, LESSEE will carry Extended Coverage Endorsement AVN 52D and excess third party war liability insurance coverage in the amount required by Exhibit E.

19.3            Installation of Third Party Engine.    If LESSEE installs an engine not owned
by LESSOR on the Aircraft, either (a) LESSEE's hull insurance on the Aircraft will automatically increase to such higher amount as is necessary in order to satisfy both LESSOR's requirement to receive the Agreed Value in the event of a Total Loss and the amount required by the third party engine owner or (b) separate additional insurance on such engine will attach in order to satisfy separately the requirements of the LESSEE to such third party engine owner.

19.4            Insurance for Indemnities.    The insurance referred to in Article 18.1 will
in each case include and insure (to the extent of the risks covered by the policies) the indemnity provisions of Article 17 and LESSEE will maintain such insurance of the indemnities for a minimum of two (2) years following the Termination Date.

19.5            Renewal.    Not less than five (5) Business Days before the expiration or termination date of any insurance required hereunder, LESSEE will provide LESSOR with fax confirmation from LESSEE's insurance brokers that renewed certificates of insurance evidencing the renewal or replacement of such insurance and complying with Exhibit E will be issued on the termination date of the prior certificate.  Prior to such termination date, LESSEE's insurance brokers will provide LESSOR with fax confirmation that such renewed certificates have been issued.  Within seven (7) days after such renewal, LESSEE will furnish its brokers'
certificates of insurance to LESSOR.

19.6            Assignment of Rights by LESSOR.    If LESSOR assigns all or any of its rights
under this Lease as permitted by this Lease or otherwise disposes of any interest in the Aircraft to any other Person, LESSEE will, upon request, procure that such Person hereunder be added as loss payee and/or additional assured in the policies effected hereunder and enjoy the same rights and insurance enjoyed by LESSOR under such policies.  LESSOR will nevertheless continue to be covered by such policies.

19.7            Deductibles.    If there has been a Payment Default and there is a material adverse change in the financial condition of LESSEE which LESSOR reasonably believes will cause
LESSEE to be unable to pay the deductible upon the occurrence of a partial loss of the Aircraft or an Engine, then LESSOR may require LESSEE at LESSEE's expense to lower its deductibles on the insurance maintained hereunder to a level which is available on commercially reasonable terms in the insurance market.

19.8            Insurance for Wet Lease Operations.    In the event LESSEE is performing wet
lease operations with the Aircraft pursuant to Article 11.5 and the wet lessee is carrying the primary passenger, baggage and cargo liability insurance with respect to the flights, then such insurance must meet the requirements of Exhibit E, including with respect to the amounts of coverage, naming of LESSOR as an additional insured and inclusion of the other endorsements set forth in Exhibit E.  Moreover, LESSEE will at all times carry contingent passenger, baggage and cargo liability insurances for such flights.  Prior to commencement of wet lease operations for a particular wet lessee, LESSOR will receive certificates of insurance from the insurance brokers for LESSEE and, if applicable, the wet lessee evidencing such coverages.

19.9            Other Insurance.    LESSOR may from time to time by notice to LESSEE require
LESSEE at LESSEE's expense to effect such other insurance or such variations to the terms of the existing insurance as may then be customary in the airline industry for aircraft of the same type as the Aircraft and at the time commonly available in the insurance market.

19.10           Information.    LESSEE will provide LESSOR with any information reasonably requested by LESSOR from time to time concerning the insurance maintained with respect to the
Aircraft or in connection with any claim being made or proposed to be made thereunder.

19.11           Currency.    All proceeds of insurance pursuant to this Lease will be payable in Dollars except as may be otherwise agreed by LESSOR.

19.12           Grounding of Aircraft.    If at any time any of the insurance required pursuant
to this Lease will cease to be in full force and effect, LESSEE will forthwith ground the
Aircraft and keep the Aircraft grounded until such time as such insurance is in full force and effect again.

19.13           Failure to Insure.    If at any time LESSEE fails to maintain insurance in
compliance with this Article 18, LESSOR will be entitled but not bound to do any of the following
(without prejudice to any other rights which it may have under this Lease by reason of such failure):

                (a)    to pay any premiums due or to effect or maintain insurance reasonably satisfactory to LESSOR or otherwise remedy such failure in such manner as
                LESSOR considers appropriate (and LESSEE will upon demand reimburse LESSOR in full for any amount so expended in that connection); or

                (b)    at any time while such failure is continuing, to require the Aircraft to remain at any airport or (as the case may be), proceed to and remain at any airport designated by LESSOR, until such failure is remedied to LESSOR's satisfaction.

19.14           Reinsurance.    In the event that the Aircraft is subleased to a Permitted
Sublessee located outside of the U.S., any reinsurance will be maintained with reinsurers and brokers approved by LESSOR.  Such reinsurance will contain each of the following terms and will in all other respects (including amount) be satisfactory to LESSOR:

                (a)    the same terms as the original insurance;

                (b)    a cut-through and assignment clause satisfactory to LESSOR; and

                (c)    payment will be made notwithstanding (i) any bankruptcy, insolvency, liquidation or dissolution of any of the original insurers and/or (ii) that the original insurers have made no payment under the original insurance policies.

                In the event that LESSEE and other, similarly situated commercial air carriers in the U.S. change the structure of their insurance coverage with respect to reinsurance,
LESSEE and LESSOR will discuss in good faith whether the foregoing provisions relating to reinsurance should apply to this Lease.

19.15           Limit on Hull in Favor of LESSEE.    LESSEE may carry hull all risks or hull
war and allied perils on the Aircraft in excess of the Agreed Value (which is payable to LESSOR)
only to the extent such excess insurance which would be payable to LESSEE in the event of a
Total Loss does not exceed one hundred ten percent (110%) of the Agreed Value and only to the extent that such additional insurance will not prejudice the insurances required herein or the recovery by LESSOR thereunder.  LESSEE agrees that it will not create or permit to exist any liens or encumbrances over the insurances, or its interest therein, except as constituted by this Lease.

         ARTICLE 20           LOSS, DAMAGE AND REQUISITION

                Throughout the Lease Term and until the Termination Date, LESSEE will bear all risk of loss, theft, damage and destruction to the Aircraft.

20.1            Definitions.    In this Article 19 and throughout this Lease:

                "Agreed Value" has the meaning set forth in Paragraph 14 of Exhibit C.

                "Net Total Loss Proceeds" means the Total Loss Proceeds actually received by
LESSOR following a Total Loss, less any legal and other out-of-pocket expenses, taxes or duties incurred by LESSOR in connection with the collection of such proceeds.

                "Total Loss" means any of the following in relation to the Aircraft, Airframe or any Engine, and "Total Loss Date" means the date set forth in parenthesis after each Total Loss:

                (a)    destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason (the date such event occurs or, if not known, the date on which the Aircraft, Airframe or Engine was last heard of);

                (b)    actual or constructive total loss (including any damage to the Aircraft which results in an insurance settlement on the basis of a total loss) (the earlier of the date on which the loss occurs or thirty (30) days after the date of notice to LESSEE's brokers or insurers claiming such total loss);

                (c)    requisition of title, confiscation, forfeiture or any compulsory acquisition or other similar event (the date on which the same takes effect);

                (d)    sequestration, detention, seizure or any similar event for more than sixty (60) consecutive days or one-hundred eighty (180) consecutive days if the Aircraft is located in the U.S. for such entire period (the earlier of the date on which insurers make payment on the basis of a total loss or the date of expiration of such period);

                (e)    requisition for use for more than one hundred eighty (180) consecutive days, except as set forth in ARTICLE 19.8 (the earlier of the date on which the insurers make payment on the basis of a total loss or the date of expiration of such period); or

                (f)    in the case of an Engine, the event described in Article 12.6.3 (the date on which the same takes effect).

                "Total Loss Proceeds" means the proceeds of any insurance or any compensation or similar payment arising in respect of a Total Loss.

20.2            Notice of Total Loss.    LESSEE will notify LESSOR in writing within two (2)
Business Days after a Total Loss Date of the Aircraft, Airframe or any Engine.

20.3            Total Loss of Aircraft or Airframe.    If the Total Loss of the Aircraft or
Airframe occurs during the Lease Term, the following will occur:

20.3.1          After the Total Loss Date and until receipt by LESSOR of the Agreed Value and all other amounts then due under this Lease, LESSEE will continue to pay Rent and the parties will perform, to the extent possible, all of their other obligations under this Lease.

20.3.2          On the date which is the earlier of the following dates:

                       (a)    the date on which the Total Loss Proceeds of the Aircraft or the
                       Airframe are paid by LESSEE's insurance underwriters or brokers and

                       (b)    the date which falls sixty (60) days after the Total Loss Date,

                LESSEE will pay to LESSOR an amount equal to the sum of:

                       (a)    the Agreed Value and

                       (b)    all other amounts then due under this Lease,

                less an amount equal to the Net Total Loss Proceeds received by LESSOR by such date.

20.3.3          LESSOR will apply the Net Total Loss Proceeds and any amounts received from
                LESSEE pursuant to Article 19.3.2 as follows:

                       (a)    first, in discharge of any unpaid Rent and any other amounts accrued and unpaid up to the date of LESSOR's receipt of the Agreed Value;

                       (b)    second, in discharge of the Agreed Value; and

                       (c)    third, payment of the balance, if any, to LESSEE.

20.3.4          Upon receipt by LESSOR of all monies payable by LESSEE in Article 19.3, this
                Lease will terminate except for LESSEE's obligations under Articles 10.5, 16 and 17 which survive the Termination Date, and LESSOR will relinquish title to the Aircraft to the insurance underwriters or LESSEE, as appropriate.

FOR AVOIDANCE OF DOUBT, THE AGREED VALUE OF THE AIRCRAFT WILL BE PAYABLE TO LESSOR PURSUANT TO
THIS ARTICLE 19.3 WHEN A TOTAL LOSS OF THE AIRFRAME OCCURS EVEN IF THERE HAS NOT BEEN A TOTAL
LOSS OF AN ENGINE OR ENGINES.

20.4            Surviving Engine(s).    If a Total Loss of the Airframe occurs and there has
not been a Total Loss of an Engine or Engines, then, provided no Default has occurred and is continuing, at the request of LESSEE (subject to agreement of relevant insurers) and on receipt of all monies due under Article 19.3 and payment by LESSEE of all airport, navigation and other charges on the Aircraft, LESSOR will transfer all its right, title and interest in the surviving
Engine(s) to LESSEE, but without any responsibility, condition or warranty on the part of LESSOR other than as to freedom from any LESSOR's Lien.

20.5            Total Loss of Engine and Not Airframe.

20.5.1          Upon a Total Loss of any Engine not installed on the Airframe or a Total Loss of an Engine installed on the Airframe not involving a Total Loss of the Airframe,
                LESSEE will replace such Engine as soon as reasonably possible by duly conveying to LESSOR title to another engine (a) free and clear of all Security Interests
                (except Permitted Liens) of any kind or description, (b) in airworthy condition and of the same or improved model, service bulletin and modification status and having a value and utility at least equal to the Engine which sustained the Total
                Loss, (c) in the same or better operating condition as the Engine which sustained a Total Loss, including time in service, hours and cycles since new and hours and cycles available to the next inspection, Overhaul or scheduled or anticipated removal.  In all circumstances, with respect to life limited Parts in any replacement engine, (x) the life limited Part that is due to be removed earliest in such replacement engine will have no less life remaining than the life limited
                Part that was due to be removed earliest in the Engine which sustained the Total
                Loss and (y) the average life remaining for all life limited Parts in the replacement engine will be no less than the average life remaining for the life limited Parts in the Engine which sustained the Total Loss.  Such replacement engine will be an Engine as defined herein and the Engine which sustained such
                Total Loss will cease to be an Engine; whereupon, subject to agreement of relevant insurers, LESSOR will transfer all of its right, title and interest in and to the Engine which sustained the Total Loss to LESSEE, but without any responsibility, condition or warranty on the part of LESSOR other than as to title and freedom from any LESSOR's Lien.

20.5.2          LESSEE agrees at its own expense to take such action as LESSOR may reasonably request in order that any such replacement Engine becomes the property of LESSOR and is leased hereunder on the same terms as the destroyed Engine. LESSEE's obligation to pay Rent will continue in full force and effect, but an amount equal to the Net Total Loss Proceeds received by LESSOR with respect to such destroyed Engine will, subject to LESSOR's right to deduct therefrom any amounts then due and payable by LESSEE under this Lease, be paid to LESSEE.

20.6            Other Loss or Damage.

20.6.1          If the Aircraft or any Part thereof suffers loss or damage not constituting a
                Total Loss of the Aircraft or the Airframe or any Engine, all the obligations of LESSEE under this Lease (including payment of Rent) will continue in full force.

20.6.2          In the event of any loss or damage to the Aircraft or Airframe which does not constitute a Total Loss of the Aircraft or the Airframe, or any loss or damage to an Engine which does not constitute a Total Loss of such Engine, LESSEE will at its sole cost and expense fully repair the Aircraft, Engine or APU in order that the Aircraft or Engine is placed in an airworthy condition and substantially the same condition as it was prior to such loss or damage.  All repairs will be performed in a manner which preserves and maintains, to the extent possible, all warranties and service life policies to the same extent as they existed prior to such loss or damage.  LESSEE will notify LESSOR forthwith of any loss, theft or damage to the Aircraft for which the cost of repairs is estimated to exceed
                [SEE PARAGRAPH 15 OF EXHIBIT C.], together with LESSEE's proposal for carrying out the repair.  In the event that LESSOR does not agree with LESSEE's proposals for repair, LESSOR will so notify LESSEE within two (2) Business Days after its receipt of such proposal.  Upon receipt of such notice from LESSOR, LESSEE and
                LESSOR will then consult with Manufacturer and LESSEE and LESSOR agree to accept as conclusive, and be bound by, Manufacturer's directions or recommendations as to the manner in which to carry out such repairs.  If Manufacturer declines to give directions or recommendations, LESSEE will carry out the repairs in accordance with the directions of LESSOR.

20.6.3          To the extent insurance proceeds received by LESSEE directly from its insurers do not cover the cost of such repair work on the Aircraft or Engine and LESSOR has received additional insurance proceeds from LESSEE's insurers with respect to such repair work, LESSOR will (subject to LESSOR's right to deduct therefrom any amounts then due and payable by LESSEE under this Lease and submission by
                LESSEE of reasonable documentation in support of such excess repair costs) pay to LESSEE insurance proceeds received by LESSOR as and when such repair work is performed on the Aircraft.

20.7            Copy of Insurance Policy.    Promptly after the occurrence of a partial loss or
Total Loss of the Aircraft or an Engine, at the request of LESSOR (and then only in the event reasonably required by LESSOR in connection with insurance policies pursuant to which coverage is sought) LESSEE will provide LESSOR with a copy of the relevant portions of LESSEE's insurance policy. LESSEE's insurance policy will be confidential between LESSOR and LESSEE and will not be disclosed by LESSOR to third parties other than LESSOR's professional advisors and except as necessary in respect of proceedings relating to such insurance claim.

20.8            Government Requisition.    If the Aircraft, Airframe or any Engine is
requisitioned for use by any Government Entity, LESSEE will promptly notify LESSOR of such requisition.  All of LESSEE's obligations hereunder will continue as if such requisition had not occurred.  So long as no Event of Default has occurred and is continuing, all payments received by LESSOR or LESSEE from such Government Entity will be paid over to or retained by
LESSEE.  If an Event of Default has occurred and is continuing, all payments received by LESSEE or LESSOR from such Government Entity may be used by LESSOR to satisfy any obligations owing by
LESSEE.

20.9            Return of Security Deposit and other Amounts.    For avoidance of doubt, the
parties agree that in the event of the Total Loss of the Airframe, upon receipt by LESSOR of all monies payable by LESSEE in accordance with Article 19.3, and subject always to the terms of Articles 5.1.3 and 13.8, LESSOR will (a) return to LESSEE the amount of the Security Deposit then held by LESSOR and any prepaid Rent and (b) pay to LESSEE an amount equal to one hundred percent (100%) of the Reserves then held by LESSOR and which are not subject to a claim for reimbursement pursuant to Article 13.5.

         ARTICLE 21           REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE

21.1            Representations and Warranties.    LESSEE represents and warrants the following
to LESSOR as of the date of execution of this Lease and as of the Delivery Date:

21.1.1          Corporate Status.    LESSEE is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Colorado.  It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

21.1.2          Governmental Approvals.    No authorization, approval, consent, license or order
         of, or registration with, or the giving of notice to the Aviation Authority or any other
         Government Entity is required for the valid authorization, execution, delivery and performance by LESSEE of this Lease, except as will have been duly effected as of the
         Delivery Date.

21.1.3          Binding.    LESSEE's Board of Directors has authorized LESSEE to enter into this Lease and the other Operative Documents and to perform its obligations hereunder and thereunder.  This Lease and the other Operative Documents that have been executed and delivered by LESSEE as of the date of this Lease been duly executed and delivered by LESSEE and represent the valid, binding and enforceable obligations of LESSEE except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws of general application affecting the enforcement of creditors' rights and by such principles of equity as a court having jurisdiction may impose.  When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate and the other Operative Documents.

21.1.4          No Breach.    The execution and delivery of the Operative Documents that have been executed and delivered by LESSEE as of the date of this Lease, the consummation by LESSEE of the transactions contemplated under the Operative Documents and compliance by LESSEE with the terms and provisions thereof do not and will not contravene any
         Law applicable to LESSEE, or result in any material breach of or constitute any material default under or result in the creation of any Security Interest upon any property of
         LESSEE, pursuant to any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, bylaw or other material agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected.  When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate and the other Operative Documents.

21.1.5          Licenses.    LESSEE holds all licenses, certificates and permits from applicable
         Government Entities in the U.S. necessary for the conduct of its business as a
         Certificated Air Carrier and performance of its obligations under this Lease.

21.1.6          No Suits.    There are no suits, arbitrations or other proceedings pending or threatened before any court or administrative agency against or affecting LESSEE which, if adversely determined, would have a material adverse effect on the business, assets or condition (financial or otherwise) of LESSEE or its ability to perform under this
         Lease, except as described in the filings provided to LESSOR pursuant to Article 22.

21.1.7          Tax Returns.    All necessary returns have been delivered by LESSEE to all relevant taxation authorities in the jurisdiction of its incorporation and LESSEE is not in default in the payment of any taxes due and payable.

21.1.8          No Material Adverse Effect.    LESSEE is not in default under any agreement to
         which it is a party or by which it may be bound which default if left uncured would have a material adverse effect on its business, assets or condition.

21.1.9          No Default under this Lease.    At the time of execution of this Lease, no Default
         has occurred and is continuing and the financial statements provided to LESSOR pursuant to Article 22 fairly present the financial condition of LESSEE.

21.2            Covenants.    LESSEE covenants to LESSOR that it will comply with the
         following throughout the entire Lease Term:

21.2.1          Licensing.    LESSEE will hold all licenses, certificates and permits from applicable Government Entities in the U.S. necessary for the conduct of its business as a Certificated Air Carrier and performance of its obligations under this Lease.
         LESSEE will advise LESSOR promptly in the event any such licenses, certificates or permits are cancelled, terminated, revoked or not renewed.

21.2.2          Information about Suits.    LESSEE will promptly give to LESSOR a notice in
         writing of any suit, arbitration or proceeding before any court, administrative agency or Government Entity which, if adversely determined, would materially adversely affect
         LESSEE's financial condition, affairs, operations or its ability to perform under this
         Lease provided, however, that compliance by LESSEE with the requirements of Article 22 hereof will be deemed compliance with the provisions of this Article 20.2.2.

21.2.3          Restrictions on Mergers.    LESSEE will not consolidate with or merge into any
         other corporation or other Person, and will not convey, transfer, lease or otherwise dispose of all or substantially all of its assets to any corporation or other Person, unless:

                (i)    such transaction shall not have any material adverse effect on the rights of LESSOR under or in respect of the Lease or the Aircraft;

                (ii)   the Person formed by or surviving such consolidation or merger or the
                       Person which acquires by conveyance, transfer, lease or other disposition all or substantially all of such property and other assets: (A) shall be a corporation organized and existing under the laws of the U. S.  or any
                       State thereof or the District of Columbia; (B) immediately after giving effect to such transaction, shall have acquired or succeeded to all or substantially all of the assets of LESSEE (if such assets are being transferred) as an entirety, and shall have a tangible net worth
                       (determined in accordance with GAAP) of not less than LESSEE's tangible net worth (determined in accordance with GAAP) immediately prior to such transaction; (C) shall be a "citizen of the United States" of America as defined in Section 40102(a)(15)(c) of Title 49 of the U.S.C. and a
                       Certificated Air Carrier; and (D) shall executed and deliver to LESSOR
                       (1) such recordations and filings with any Government Entity and such other documents as shall be reasonably necessary or advisable in connection with such consolidation, merger, sale, lease, transfer or other disposition
                       (2) an agreement, in form and substance reasonably satisfactory to LESSOR, assuming all of LESSEE's obligations under the Lease and the other
                       Operative Documents without amendment thereto and (3) an officer's certificate to the effect that the requirements of this Section have been satisfied; and

                 (iii) no Event of Default shall have occurred and be continuing or shall occur as a result thereof.

21.2.4          Restriction on Relinquishment of Possession.    LESSEE will not, without the
         prior consent of LESSOR, deliver, transfer or relinquish possession of the Aircraft except in accordance with Articles 11 and 12.

21.2.5          No Security Interests.    LESSEE will not create or agree to or permit to arise
         any Security Interest (other than Permitted Liens) on or with respect to the Aircraft, title thereto or any interest therein.  LESSEE will forthwith, at its own expense, take all action as may be reasonably necessary to discharge or remove any such Security
         Interest if it exists at any time.

21.2.6          Representations to Other Parties.    LESSEE will not represent or hold out LESSOR
         as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation of the Aircraft.

         ARTICLE 22           REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR

22.1            Representations and Warranties.    LESSOR represents and warrants the following
to LESSEE as of the date of execution of the Lease and as of the Delivery Date and ALL OTHER
WARRANTIES, EXPRESS OR IMPLIED HAVE BEEN WAIVED IN ACCORDANCE WITH ARTICLE 8:

22.1.1          Corporate Status.    LESSOR is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of California.  It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

22.1.2          Governmental Approvals.    No authorization, approval, consent, license or order
         of, or registration with, or the giving of notice to any U.S. Government Entity is required for the valid authorization, execution, delivery and performance by LESSOR of this Lease.

22.1.3          Binding.    This Lease and the other Operative Documents that have been have been executed and delivered by LESSEE as of the date of this Lease have been duly authorized, executed and delivered by LESSOR and represent the valid, enforceable and binding obligations of LESSOR except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws of general application affecting the enforcement of creditors' rights and by such principles of equity as a court having jurisdiction may impose.  When executed by LESSOR at Delivery, the same will apply to the other Operative Documents.

22.1.4          No Breach.    The execution and delivery of the Operative Documents that have been executed and delivered by LESSOR as of the date of this Lease, the consummation by LESSOR of the transactions contemplated therein and compliance by LESSOR with the terms and provisions thereof do not and will not contravene any Law applicable to LESSOR, or result in any material breach of or constitute any material default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, bylaw or other material agreement or instrument to which LESSOR is a party or by which LESSOR or its properties or assets may be bound or affected.  When executed by LESSOR at Delivery, the same will apply to the other Operative Documents.

22.1.5          Title to Aircraft.    On the Delivery Date LESSOR will have good and valid title to the Aircraft.

22.1.6          Citizen of the United States.    LESSOR is a "citizen of the United States of
         America" (as defined in Section 40102 of Title 49 of U.S.C.).

22.2            Covenant of Quiet Enjoyment.    So long as no Event of Default has occurred and
is continuing hereunder, LESSOR covenants that neither LESSOR nor any person lawfully claiming through LESSOR will interfere with LESSEE's quiet, peaceful use and enjoyment of the Aircraft during the Lease Term.

22.3            Covenant of U.S. Citizenship.    LESSOR hereby covenants that as of the date of
Delivery, the date of registration of the Aircraft with the Aviation Authority, and for the entire duration of the Lease Term, it shall be a "citizen of the United States of America" (as defined in Section 40102 of Title 49 of U.S.C.).

         ARTICLE 23           FINANCIAL AND RELATED INFORMATION

         LESSEE agrees to furnish each of the following to LESSOR:

                (a)    within forty-five (45) days after the end of each fiscal quarter of LESSEE, three (3) copies of the unaudited consolidated financial statements (including a balance sheet and profit and loss statement) prepared for such quarter in accordance with generally accepted accounting principles in the U.S.;

                (b)    within ninety (90) days after the end of each fiscal year of LESSEE, three
                (3) copies of the audited consolidated financial statements (including a balance sheet and profit and loss statement) prepared as of the close of such fiscal year in accordance with generally accepted accounting principles in the U.S.;

                (c)    promptly after distribution, three (3) copies of all reports and financial statements which LESSEE sends or makes available to its stockholders or creditors generally;

                (d)    Technical Evaluation Reports in conjunction with every second "C" check for the Aircraft and at other times reasonably requested by LESSOR in accordance with Article 12.10.2 hereof; and

                (e)    from time to time, such other reasonable information as LESSOR or LESSOR's
                Lender may reasonably request concerning the location, condition, use and operation of the Aircraft or the financial condition of LESSEE.

         ARTICLE 24           RETURN OF AIRCRAFT

24.1            Date of Return.    LESSEE is obligated to return the Aircraft, Engines, Parts and Aircraft Documentation to LESSOR on the Expiration Date, unless a Total Loss of the Aircraft occurred prior to the Expiration Date and this Lease was terminated early in accordance with
Article 19.3.  If LESSEE is in Default hereunder by failing to return the Aircraft on the
Expiration Date or if an Event of Default occurs prior to the Expiration Date and LESSOR repossesses the Aircraft, the return requirements set forth in this Article 23 nonetheless must be met on the date the Aircraft is actually returned to LESSOR or repossessed by LESSOR.

24.2            Technical Report.    Six (6) months prior to the Expiration Date (and in an
updated form at return of the Aircraft), LESSEE will provide LESSOR with a Technical Evaluation
Report in the form and substance of Exhibit N, as revised, and, in addition upon LESSOR's request, will make copies available of (a) drawings of the interior configuration of the Aircraft both as it then exists and as it will exist at return, (b) an Airworthiness Directive status list,
(c) to the extent available, a service bulletin incorporation list (provided that if it does not maintain such a list, LESSEE will provide any necessary information and such reasonable assistance as LESSOR may require to prepare such a list), (d) rotable tracked, hard-time and life-limited component listings, (e) to the extent available, a list of LESSEE-initiated modifications and alterations (provided that if it does not maintain such a list, LESSEE will provide any necessary information and such reasonable assistance as LESSOR may require to prepare such a list), (f) interior material burn certificates, (g) the Aircraft Maintenance Program
(provided, however, that LESSEE's Aircraft Maintenance Program will be deemed "Confidential
Information" as provided in the Confidentiality Agreement, and provided further that LESSOR shall have the right to disclose the contents of the Maintenance Program to any prospective buyer or lessee of the Aircraft, or to any third party maintenance provider working on behalf of such party, so long as such party and/or such third party maintenance provider have executed an Acknowledgment and Agreement as provided in the Confidentiality Agreement), (h) the complete workscope for the checks, inspections and other work to be performed prior to return, (i) a list of all no-charge service bulletin kits with respect to the Aircraft which were ordered by LESSEE from Manufacturer or the Engine manufacturer, (j) current Engine disk sheets and a description of the last shop visit for each Engine and (k) any other data which is reasonably requested by
LESSOR.

24.3            Return Location.    LESSEE at its expense will return the Aircraft, Engines,
Parts and Aircraft Documentation to LESSOR at Denver, Colorado, or to such other airport on
LESSEE's route system as may be mutually agreed to by LESSEE and LESSOR.

24.4            Full Aircraft Documentation Review.    For the period commencing at least ten
(10) Business Days prior to the proposed redelivery date and continuing until the date on which the Aircraft is returned to LESSOR in the condition required by this Lease, LESSEE will provide for the review of LESSOR and/or its representative all of the Aircraft records and historical documents described in Exhibit M in one central room at the Aircraft return location.

24.5            Aircraft Inspection.

24.5.1          During the maintenance checks performed immediately prior to the proposed redelivery ("Final Check") and at the actual return of the Aircraft, LESSOR and/or its representatives will have an opportunity to conduct a full systems functional and operational inspection of the Aircraft (and other types of reasonable inspections based upon the Aircraft type, age, use and other known factors with respect to the Aircraft; provided that LESSOR's access for inspection shall be limited to those areas of the Aircraft that are exposed on the Aircraft during the course of performance of the Final Check and without opening or removing panels, compartments or bays unless (a) such opening or removal is specified as part of the Final Check or (b) LESSOR has reasonable visual grounds to suspect corrosion and a full inspection of the Aircraft
                Documentation (including records and manuals), all to LESSOR's reasonable satisfaction.  Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to the acceptance flight described in Article 23.5.2.

24.5.2          Immediately prior to the proposed redelivery of the Aircraft, LESSEE will carry out for LESSOR and/or LESSOR's representatives a reasonable, mutually agreed upon Aircraft acceptance flight in accordance with reasonable commercial airline acceptance flight procedures, which will be for a duration not to exceed two (2) hours.  Flight costs and fuel will be furnished by and at the expense of LESSEE.  Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to return of the Aircraft.

24.5.3          To the extent that the ground inspection and acceptance flight extend beyond the Expiration Date, the Lease Term will be deemed to have been automatically extended and the obligations of LESSEE hereunder (including Article 23.11.3)
                will continue on a day-to-day basis until the Aircraft is accepted by LESSOR as being in the condition required hereunder, which acceptance shall be evidenced by LESSOR executing and delivering to LESSEE the Return Acceptance
                Receipt in the form of Exhibit K.

24.6            Certificate of Airworthiness Matters.

24.6.1          The Aircraft will possess a current Certificate of Airworthiness issued by the
                Aviation Authority (although this Certificate of Airworthiness may be substituted by an Export Certificate of Airworthiness or equivalent if requested by LESSOR pursuant to Article 23.6.3).  In addition, even if LESSEE must perform engineering, maintenance and repair work on the Aircraft beyond the requirements of Article 12, the Aircraft at return must be in the condition required in order to meet the requirements for issuance of a U.S. Standard Certificate of
                Airworthiness for transport category aircraft issued by the FAA in accordance with FAR Part 21 and, in addition, to meet the operating requirements of FAR
                Part 121.

24.6.2          If the Aircraft is registered in a country other than the U.S. at time of return,
                LESSEE at its cost will demonstrate that the Aircraft meets the requirements for issuance of the U.S. Standard Certificate of Airworthiness for transport category aircraft specified in Article 23.6.1 by delivering to LESSOR at its option either an actual U.S. Standard Certificate of Airworthiness (if the
                Aircraft is to be registered in the U.S.) or a letter reasonably acceptable to
                LESSOR signed by an FAA Designated Airworthiness Representative (DAR) or another
                Person reasonably acceptable to LESSOR stating that the DAR or such Person has inspected the Aircraft and Aircraft Documentation (including records and manuals)
                and has found that the Aircraft meets the requirements for issuance of a U.S.
                Standard Certificate of Airworthiness for transport category aircraft in accordance with FAR Part 21 and, in addition, meets the operating requirements of FAR Part 121.

24.6.3          If the Aircraft is to be registered in a country other than in the U.S. after return from LESSEE, LESSOR may in its sole discretion waive the requirements of Article 23.6.1 and instead require that LESSEE at its expense (to the extent such expense is no greater than that which LESSEE would have incurred pursuant to Article 23.6.1, with any additional expenses being for LESSOR's account):

                (a)    obtain an Export Certificate of Airworthiness from the State of
                Registration, and

                (b)    subject to LESSEE's capacity, resources, and technical capability, put the Aircraft in a condition to meet the requirements for issuance of a
                Certificate of Airworthiness of the Aviation Authority of the next country of register, provided that if solely as a result of such work the Aircraft is returned after the scheduled redelivery date, LESSEE will not be liable for payment of Rent in respect of the period following the date the Aircraft would have been returned following completion of the requirements of this Article 23, but for the provisions of this Article 23.6.3.

24.7            General Condition of Aircraft at Return.

24.7.1          The Aircraft, Engines, and Parts will have been maintained and repaired in accordance with the Maintenance Program, the rules and regulations of the
                Aviation Authority and this Lease.

24.7.2          Aircraft Documentation (including records and manuals) will have been maintained in an up-to-date status, in accordance with the rules and regulations of the
                Aviation Authority and the FAA and this Lease and in a form necessary in order to meet the requirements of Article 23.6.1.  The records and historical documents set forth in Exhibit M will be in English.

24.7.3          There will be no pilot discrepancies or deferred maintenance items.

24.7.4          The Aircraft will be airworthy (conform to type design and be in a condition for safe operation), with all Aircraft equipment, components and systems operating in accordance with their intended use and within limits approved by
                Manufacturer, Aviation Authority and FAA.

24.7.5          The Aircraft interior (including cabin and windows) and exterior will be clean in accordance with U.S. commercial airline standards and cosmetically acceptable to LESSOR in its reasonable discretion, with all compartments free of foreign objects, dirt, grease, fluids, stains, grime, cracks, tears and rips and ready to be placed into immediate commercial airline operations.

24.7.6          No special or unique Manufacturer, Engine manufacturer or Aviation Authority inspection or check requirements which are specific to the Aircraft or Engines
                (as opposed to a group of aircraft or engines of their types) will exist with respect to the Airframe, Engines and Aircraft equipment, components and systems.

24.7.7          All repairs, modifications and alterations to the Aircraft will have been accomplished in accordance with either (i) Manufacturer's Structural Repair
                Manual (or DGAC-approved Repair Approval Sheets) for the Aircraft or (ii) FAA-
                approved data (such as FAA Form 8110 or equivalent).

24.7.8          SEE PARAGRAPH 16(a) OF EXHIBIT C.

24.7.9          Subject to the terms of Article 23.7.10, the Aircraft will be returned with
                LESSOR's Engines installed and with the same equipment as at Delivery, subject only to those replacements, additions and Modifications permitted under this
                Lease.

24.7.10         Notwithstanding the terms of Article 23.7.9, at the time of return one or more engines other than the Engines may be installed on the Aircraft, provided that such engine or engines are owned or beneficially owned by the Person who is
                (a) the LESSOR of the Aircraft at the time of return or (b) the beneficial owner of the Aircraft at the time of return.

24.7.11         SEE PARAGRAPH 16(b) OF EXHIBIT C.

24.7.12         SEE PARAGRAPH 16(c) OF EXHIBIT C.

24.7.13         SEE PARAGRAPH 16(d) OF EXHIBIT C.

24.7.14         The Aircraft will be in compliance with Manufacturer's Corrosion Prevention and Control Program (CPCP) specified for the model type by Manufacturer.
                Where any evidence of corrosion exists, perform an internal and external corrosion inspection and correct any discrepancies in accordance with the recommendations of Manufacturer and the Structural Repair Manual.  In addition, all inspected areas will be properly treated with corrosion inhibitor if and as recommended by Manufacturer.

24.7.15         If any waivers, deviations, dispensations, alternate means of compliance, extensions or carry-overs with respect to maintenance or operating requirements, repairs or Airworthiness Directives are granted by the Aviation Authority or permitted by the Maintenance Program, LESSEE at its sole cost and expense will nonetheless perform such maintenance or operating requirements, repairs or
                Airworthiness Directives as if such waivers, deviations, dispensations, alternate means of compliance, or extensions or carry-overs did not exist, unless such waivers, deviations, dispensations, alternate means of compliance, extensions or carry-overs are applicable to all A319 aircraft and operators of such aircraft worldwide.

24.7.16         The Aircraft will be free from any Security Interest except LESSOR's Liens and no circumstance will have so arisen whereby the Aircraft is or could become subject to any Security Interest or right of detention or sale in favor of the
                Aviation Authority, any airport authority, or any other authority.

24.7.17         All no-charge vendor and Manufacturer's service bulletin kits received by
                LESSEE for the Aircraft but not installed thereon will be on board the Aircraft as cargo.  At LESSOR's request, any other service bulletin kit which LESSEE paid for will also be delivered to LESSOR on board the Aircraft, but LESSOR will reimburse LESSEE for its actual out-of-pocket costs for such kit, unless LESSEE purchased such kit as part of its implementation of a service bulletin on its fleet of aircraft of the same type as the Aircraft but had not yet installed such kit on the Aircraft, in which case such kit will be furnished free of charge to LESSOR.

24.7.18         The Aircraft will be free of any leaks and any damage resulting therefrom.  All repairs will have been performed on a permanent basis in accordance with the applicable manufacturer's instructions.

24.7.19         The Aircraft fluid reservoirs (including oil, oxygen, hydraulic and water) will be serviced to full and the waste tank serviced in accordance with Manufacturer's instructions.  Fuel tanks will be at least as full as at Delivery.

24.8            Checks Prior to Return.    Immediately prior to return of the Aircraft to LESSOR,
                LESSEE at its expense will do each of the following:

24.8.1          Have performed, by LESSEE or any other FAA-approved repair station, the next due full and complete zonal, systems and structural check ("C" or its equivalent), the corresponding lower checks ("A" and "B" or equivalent) and any other maintenance and inspections tasks, all in accordance with the then-current MPD
                (save only for those MPD tasks which are (a) non-MRB tasks (as defined in the MPD)
                and (b) which arise from information service bulletins and/or service information letters that relate to service bulletins and/or modifications that have not been incorporated in the Aircraft), sufficient to clear the Aircraft for operation until the next-scheduled full and complete zonal, systems and structural check under the then-current MPD (which in any event will not be less than fifteen (15)
                months). LESSEE will also weigh the Aircraft.  Any discrepancies revealed during such inspection will be corrected in accordance with Manufacturer's maintenance and repair manuals or FAA-approved data.  Subject to LESSEE's capacity, resources, and technical capability, LESSEE agrees to perform during such check any other work reasonably required by LESSOR (and not otherwise required under this Lease)
                and LESSOR will reimburse LESSEE for such work at LESSEE's preferred customer rates.

24.8.2          Remove LESSEE's exterior markings, including all exterior paint, by stripping (or, at LESSOR's option, pneumatically scuff/sanding) the paint from the fuselage, empennage, wings and Engine cowlings, and clean, reseal, refinish, prepare
                (including application of alodine or another corrosion inhibitor) and prime the surfaces to be painted, all in accordance with Manufacturer's and paint manufacturer's recommendations.  LESSEE will then repaint the fuselage, empennage, wings and Engine cowlings in the colors and logo specified by LESSOR provided, however, that if such colors and logo are substantially more complex than those of LESSEE, at LESSOR's discretion, LESSOR will either (i) pay to LESSEE an amount equal to the incremental cost of repainting the Aircraft in such complex colors and logo over and above the cost of repainting the Aircraft in LESSEE's colors and logo at such time or (ii) permit LESSEE to return the Aircraft repainted white and to pay LESSOR an amount equal to the incremental cost of painting the colors and logo required by LESSOR's next operator, up to an amount equal to the amount that would have been required to paint the Aircraft in LESSEE's livery.
                Such painting will be accomplished in such a manner as to result in a uniformly smooth and cosmetically acceptable aerodynamic surface.  All external placards, signs and markings will be properly attached, free from damage, clean and legible.

24.8.3          Clean the exterior and interior of the Aircraft.

24.8.4          If reasonably requested by LESSOR, repaint the flight deck and replace placards of the Aircraft.

24.8.5          In accordance with Article 23.7.7, permanently repair damage to the Aircraft that exceeds Manufacturer's limits and replace any non-flush structural patch repairs installed on the Aircraft with flush-type repairs unless Manufacturer does not recommend a flush-type repair.

24.8.6          With LESSOR or its representatives present, perform a full and complete hot and cold section videotape borescope on each Engine and its modules in accordance with the Engine manufacturer's maintenance manual.

24.8.7          If the Engine historical and technical records and/or condition trend monitoring data of any Engine (including the APU, if such data are available) indicate an acceleration in the rate of deterioration in performance, such that the Engine will not meet the requirements of Article 23.9.2 in light of the Engine manufacturer's data, LESSEE will correct, to LESSOR's reasonable satisfaction, such conditions which are determined to be causing such accelerated rate of deterioration.

24.8.8          With LESSOR or its representatives present, accomplish a power assurance run
                (if reasonably requested by LESSOR), acceleration and bleed valve scheduling checks on the Engines.  LESSEE will evaluate the Engine performance and record the Engine power assurance test conditions and results on the Return Acceptance
                Receipt.

24.8.9          If the Engine historical and technical records, borescope inspection, trend monitoring and other checks specified in Article 23.8.8 reveal any condition which would cause the Engines or any module to be unserviceable, beyond serviceable limits or serviceable with an increased frequency of inspection or with calendar time, flight hour or flight cycle restrictions under the Engine manufacturer's maintenance manual LESSEE will correct such discrepancies in accordance with the guidelines set out by the Engine manufacturer which may be discovered during such inspections.

24.8.10         In the event the Engine historical and technical records, borescope inspection, trend monitoring and other checks specified in Article 23.8.8 result in a dispute regarding the conformity of an Engine with the requirements of this Article 23,
                LESSEE and LESSOR will consult with Engine manufacturer and follow Engine manufacturer's recommendations (including the accomplishment of an Engine test cell operational check) with regard to determining if such Engine complies with the requirements of this Article 23 and the manner in which any discrepancies from the requirements of this Article 23 will be rectified.

24.9            Part Lives.    SEE PARAGRAPH 17 OF EXHIBIT C.

24.9.1          SEE PARAGRAPH 17(a) OF EXHIBIT C.

24.9.2          SEE PARAGRAPH 17(b) OF EXHIBIT C.

                (a)    SEE PARAGRAPH 17(b)(i) OF EXHIBIT C.

                (b)    SEE PARAGRAPH 17(b)(ii) OF EXHIBIT C.

                (c)    SEE PARAGRAPH 17(b)(iii) OF EXHIBIT C.

                (d)    SEE PARAGRAPH 17(b)(iv) OF EXHIBIT C.

                (e)    SEE PARAGRAPH 17(b)(v) OF EXHIBIT C.

24.9.3          SEE PARAGRAPH 17(c) OF EXHIBIT C.

24.9.4          SEE PARAGRAPH 17(d) OF EXHIBIT C.

24.9.5          SEE PARAGRAPH 17(e) OF EXHIBIT C.

                (a)    SEE PARAGRAPH 17(e)(i) OF EXHIBIT C.

                (b)    SEE PARAGRAPH 17(e)(ii) OF EXHIBIT C.

                (c)    SEE PARAGRAPH 17(e)(iii) OF EXHIBIT C.

24.9.6          SEE PARAGRAPH 17(f) OF EXHIBIT C.

                (a)    SEE PARAGRAPH 17(f)(i) OF EXHIBIT C.

                (b)    SEE PARAGRAPH 17(f)(ii) OF EXHIBIT C.

                (c)    SEE PARAGRAPH 17(f)(iii) OF EXHIBIT C.

24.9.7          SEE PARAGRAPH 17(g) OF EXHIBIT C.

24.9.8          SEE PARAGRAPH 17(h) OF EXHIBIT C.

24.9.9          SEE PARAGRAPH 17(i) OF EXHIBIT C.

24.10           Export and Deregistration of Aircraft.    At LESSOR's request by notice at
least fifteen (15) days prior to the Expiration Date, LESSEE will (a) pursuant to the terms of
Article 23.6.3, provide an Export Certificate of Airworthiness or its equivalent from the State of Registration for the country designated by LESSOR, (b) assist with deregistration of the
Aircraft from the register of aircraft in the State of Registration, and (c) perform any other acts reasonably required by LESSOR in connection with such deregistration.

24.11           LESSEE's Continuing Obligations.    In the event that LESSEE does not return
the Aircraft to LESSOR on the Expiration Date and in the condition required by this Article 23 for any reason (whether or not the reason is within LESSEE's control):

24.11.1         the obligations of LESSEE under this Lease will continue in full force and effect on a day-to-day basis until such return.  This will not be considered a waiver of
                LESSEE's Event of Default or any right of LESSOR hereunder.

24.11.2         Until such return, the Agreed Value will be an amount equal to the Agreed Value on the day the Aircraft should have been returned to LESSOR pursuant to this Lease.

24.11.3         SEE PARAGRAPH 18 OF EXHIBIT C.

24.11.4         LESSOR may elect, in its sole and absolute discretion, to accept the return of the Aircraft prior to the Aircraft being put in the condition required by this
                Article 23 and thereafter have any such non-conformance corrected at such time as LESSOR may deem appropriate (but within ninety (90) days following the return of the Aircraft) and at commercial rates then-charged by the Person selected by
                LESSOR to perform such correction.  Any direct and reasonable expenses incurred by LESSOR for such correction will become additional Rent payable by LESSEE within fifteen (15) days following the submission of a written statement by
                LESSOR to LESSEE, identifying the items corrected and setting forth the expense of such corrections in reasonable detail.  LESSEE's obligation to pay such supplemental Rent will survive the Termination Date.

24.12           Airport and Navigation Charges.    LESSEE will ensure that at return of the
Aircraft any and all airport, navigation and other charges which give rise or would if unpaid give rise to any lien, right of detention, right of sale or other Security Interest in relation to the Aircraft, Engine or any Part have been paid and discharged in full and will at LESSOR's request produce evidence thereof reasonably satisfactory to LESSOR.

24.13           Return Acceptance Certificate.    Upon return of the Aircraft in accordance
with the terms of this Lease, LESSEE will promptly prepare and execute two (2) Return Acceptance
Certificates in the form and substance of Exhibit K and LESSOR will countersign and return one such Return Acceptance Certificate to LESSEE.  In addition, LESSEE and LESSOR will execute a
Lease Termination for filing with the FAA evidencing termination of this Lease.

24.14           Indemnities and Insurance.    The indemnities and insurance requirements set
forth in Articles 17 and 18, respectively, will apply to Indemnitees and LESSOR's representatives during return of the Aircraft, including the ground inspection and acceptance flight.  With respect to the acceptance flight, LESSOR's representatives will receive the same protections as
LESSOR on LESSEE's Aviation and Airline General Third Party Liability Insurance.

24.15           Civil Reserve Air Fleet.

24.15.1         LESSEE may transfer possession of the Aircraft to the United States of America or any instrumentality or agency thereof as part of the Civil Reserve Air Fleet
                Program authorized under 10 U.S.C.ss.9511 et seq. (or any substantially similar program) ("CRAF Program") for a period which includes (collectively, the "CRAF
                Program Requisition Period")

                (a) the entire period of requisition under the CRAF Program and (b) an additional six (6) months after the expiration of the requisition under the CRAF Program.
                If the CRAF Program Requisition Period extends beyond the Expiration Date provided by this Lease, then the Lease will be deemed to continue until the end of the CRAF
                Program Requisition Period at a monthly rental rate equal to the monthly rental rate in effect at the end of the Lease Term and the Expiration Date will be deemed to be the end of the CRAF Program Requisition Period.  If the Aircraft is
                requisitioned under the CRAF Program for a period which extends beyond the Lease
                Term, then LESSEE will provide LESSOR with written notice of the proposed redelivery at least six (6) months prior to such redelivery date and LESSEE must return the Aircraft in the condition required by Article 23 on the redelivery date set forth in such written notice.

24.15.2         LESSEE will promptly notify LESSOR in writing in the event of the requisition for use of the Aircraft under CRAF activation by the U.S. Government.  All of
                LESSEE's obligations under this Lease will continue to the same extent as if such requisition had not occurred.

24.15.3         Any provisions of this Lease to the contrary notwithstanding, if there is a requisition for use of the Aircraft pursuant to the CRAF Program and/or CRAF activation, LESSOR agrees that LESSEE's insurances described in Exhibit E may be supplemented or replaced by insurances provided under Title XIII of the Act, and/or U.S. Government indemnification (which Title XIII insurances and indemnification will be, as to the Aircraft, in an amount not less than the Agreed
                Value and, as to all other insurances, in amounts not less than those established in Exhibit C); provided, however, that LESSEE will remain responsible for full compliance with all the provisions of this Lease, including Articles 17 and 19, to the extent Title XIII and/or the U.S. Government indemnification do not satisfy LESSEE's obligations under this Lease.

24.15.4         If there is a requisition for use of the Aircraft pursuant to the CRAF Program and/or CRAF activation, there will be no limitation on the geographic area in which the Aircraft may be operated so long as, taken as a whole, LESSEE's insurance, the Title XIII insurance and/or the indemnification provided by the
                U.S. Government fully cover (without any geographic exclusions) LESSEE's Exhibit
                E insurance requirements.

24.15.5         If an Event of Default occurs under this Lease and LESSOR elects to pursue its remedies under Article 25.3.5 to terminate this Lease and repossess the Aircraft,
                LESSOR will so notify the U.S. Government by sending a written communication with a copy to LESSEE as follows:

                       Headquarters Air Mobility Command
                       AMC Contracting Office-- XOKA
                       Scott Air Force Base, Illinois 62225-5007

                or such other location as may be directed from time to time during the Lease Term.

24.15.6         So long as no Event of Default has occurred and is continuing, all payments received by LESSOR or LESSEE from such Government Entity in connection with the requisition of the Aircraft under the CRAF Program (except payments on account of a Total Loss of the Aircraft) will be paid over to or retained by LESSEE.  If an Event of Default has occurred and is continuing, all payments received by
                LESSEE or LESSOR from such Government Entity in connection with the requisition of the Aircraft under the CRAF Program may be used by LESSOR to satisfy any obligations owing by LESSEE.

         ARTICLE 25           ASSIGNMENT

25.1            No Assignment by LESSEE.    EXCEPT AS EXPRESSLY PERMITTED BY ARTICLE 11 OR
ARTICLE 20.2.3, NO ASSIGNMENT, NOVATION, TRANSFER, MORTGAGE OR OTHER CHARGE MAY BE MADE BY
LESSEE OF ANY OF ITS RIGHTS WITH RESPECT TO THE AIRCRAFT, ENGINE OR PART OR THIS LEASE.

25.2            Sale or Assignment by LESSOR.

25.2.1          Subject to LESSEE's rights pursuant to this Lease, LESSOR may at any time and without LESSEE's consent sell, assign or transfer its rights, interest and obligations hereunder, under any other Operative Document, or with respect to the
                Aircraft to a Permitted Transferee; provided, however, that no such transfer shall
               (a) cause any added expenses, costs or liabilities to LESSEE, (b) materially increase
                LESSEE's obligations hereunder (including but not limited to LESSEE's liabilities or obligations pursuant to Articles 16 or 17), or (c) materially adversely affect
                LESSEE's rights under this Lease.  For a period of two (2) years after such sale or assignment and at LESSEE's cost, LESSEE will continue to name LESSOR as an additional insured under the Aviation and Airline General Third Party Liability
                Insurance specified in Exhibit E.

25.2.2          The term "LESSOR" as used in this Lease means the lessor of the Aircraft at the time in question.  In the event of the sale of the Aircraft and transfer of
                LESSOR's rights and obligations under this Lease to a Permitted Transferee, such
                Permitted Transferee will become "LESSOR" of the Aircraft under this Lease and the transferring party (the prior "LESSOR") will be relieved of all liability to
                LESSEE under this Lease for obligations arising on and after the date the Aircraft is sold.  LESSEE will acknowledge and accept the Permitted Transferee as the new
                "LESSOR" under this Lease and will look solely to the Permitted Transferee for the performance of all LESSOR obligations and covenants under this Lease arising on and after the Aircraft sale date.

25.3            LESSOR's Lender.    Subject to LESSEE's rights pursuant to this Lease, LESSOR may at any time and without LESSEE's consent grant security interests over the Aircraft and assign the benefit of this Lease to a lender ("LESSOR's Lender") as security for LESSOR's obligations to
LESSOR's Lender.

25.4            LESSEE Cooperation.    On request by LESSOR, LESSEE will execute all such
documents (such as a consent to a lease assignment agreement) as LESSOR may reasonably require to confirm LESSEE's obligations under this Lease and obtain LESSEE's acknowledgment that LESSOR is not in breach of the Lease.  LESSEE will provide all other reasonable assistance and cooperation to LESSOR in connection with any such sale or assignment or the perfection and maintenance of any such security interest, including, at LESSOR's cost, making all necessary filings and registrations in the State of Registration and providing all opinions of counsel with respect to matters reasonably requested by LESSOR.  LESSOR will reimburse LESSEE for its reasonable out-of-pocket costs and expenses (including reasonable legal fees) in reviewing documents required by LESSOR and cooperating with a transfer pursuant to this ARTICLE 24.

25.5            Protections.

25.5.1          LESSOR will obtain for the benefit of LESSEE a written acknowledgment from any
                Permitted Transferee or LESSOR's Lender that, so long as no Event of Default has occurred and is continuing hereunder, neither such Person nor any Person claiming by, through or under such Person will not interfere with LESSEE's quiet, peaceful use and enjoyment of the Aircraft.

25.5.2          Wherever the term "LESSOR" is used in this Lease in relation to any of the provisions relating to disclaimer, title and registration, indemnity and insurance contained in Articles 8, 14, 17 and 18, respectively, or with respect to Article
                20.2.6, the term "LESSOR" will be deemed to include any Permitted Transferee and its lenders, if applicable. For avoidance of doubt, in the event of LESSOR's sale or financing of the Aircraft, the disclaimer and indemnity provisions contained in Articles 8 and 17 will continue to be applicable after the sale or assignment to International Lease Finance Corporation, as well as being applicable to any
                Permitted Transferee and its lenders.

         ARTICLE 26           DEFAULT OF LESSEE

26.1            LESSEE Notice to LESSOR.    LESSEE will promptly notify LESSOR if LESSEE becomes
aware of the occurrence of any Default.

26.2            Events of Default.    [SEE PARAGRAPH 19 OF EXHIBIT C]

26.3            LESSOR's General Rights.    Upon the occurrence and continuance of any Event of
Default, LESSOR may do all or any of the following at its option (in addition to such other rights and remedies which LESSOR may have by statute or otherwise but subject to any requirements of applicable Law):

26.3.1          terminate this Lease by giving written notice to LESSEE;

26.3.2          require that LESSEE immediately move the Aircraft to an airport or other location designated by LESSOR;

26.3.3          for LESSEE's account, do anything that may reasonably be required to cure any default and recover from LESSEE all reasonable costs, including legal fees and expenses incurred in doing so and Default Interest;

26.3.4          proceed as appropriate to enforce performance of this Lease and to recover any damages for the breach hereof, including the amounts specified in Article 25.5;

26.3.5          terminate this Lease by taking possession of the Aircraft or by serving notice requiring LESSEE to return the Aircraft to LESSOR at the location specified by
                LESSOR.  If LESSOR takes possession of the Aircraft, it may enter upon LESSEE's premises where the Aircraft is located as permitted by applicable law.  Upon repossession of the Aircraft, LESSOR will then be entitled to sell, lease or otherwise deal with the Aircraft as if this Lease had never been made.  LESSOR will be entitled to the full benefit of its bargain with LESSEE as permitted by applicable Law; or

26.3.6          apply all or any portion of the Security Deposit and any other security deposits held by LESSOR pursuant to any other agreements between LESSOR and LESSEE to any amounts due.

26.4            Deregistration and Export of Aircraft.    If an Event of Default has occurred
and is continuing, LESSOR may take all steps necessary to deregister the Aircraft in and export the Aircraft from the State of Registration.

26.5            LESSEE Liability for Damages.    Upon the occurrence and during the continuance
of an Event of Default, in addition to all other remedies available at law or in equity, LESSOR has the right to recover from LESSEE and LESSEE will pay LESSOR within two (2) Business Days after LESSOR's written demand, all of the following:

                (a)    all amounts which are then due and unpaid hereunder and which become due prior to the earlier of LESSOR's recovery of possession of the Aircraft or
                LESSEE making an effective tender thereof;

                (b)    subject to LESSOR's obligations at Law to mitigate its damages, any losses suffered by LESSOR because of LESSOR's inability to place the Aircraft on lease with another lessee or to otherwise utilize the Aircraft on financial terms as favorable to LESSOR as the terms hereof or, if LESSOR elects to dispose of the Aircraft, the funds arising from a sale or other disposition of the
                Aircraft are not as profitable to LESSOR as leasing the Aircraft in accordance with the terms hereof would have been (and LESSOR will be entitled to accelerate any and all Rent which would have been due from the date of LESSOR's recovery or repossession of the Aircraft through the Expiration Date);

                (c)    all costs associated with LESSOR's exercise of its remedies hereunder, including but not limited to repossession costs, legal fees, Aircraft storage costs and Aircraft re-lease or sale costs;

                (d)    any amount of principal, interest, fees or other sums paid or payable on account of funds borrowed in order to carry any unpaid amount;

                (e)    any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft or in unwinding any financial instrument relating in whole or in part to LESSOR's financing of the Aircraft;

                (f)    direct expenses incurred by LESSOR to correct non-conformance of the
                Aircraft with return conditions in accordance with Article 23.11.4; and

                (g)    an amount sufficient to fully compensate LESSOR for any loss of or damage to the Aircraft caused by LESSEE's default.

26.6            Waiver of Default.    By written notice to LESSEE, LESSOR may at its election
waive any Default or Event of Default and its consequences and rescind and annul any prior notice of termination of this Lease.  The respective rights of the parties will then be as they would have been had no Default or Event of Default occurred and no such notice been given.

26.7            Present Value of Payments.    In calculating LESSOR's damages hereunder, upon
an Event of Default all Rent and other amounts which would have been due hereunder during the
Lease Term if an Event of Default had not occurred will be calculated on a present value basis using a discounting rate of six percent (6%) per annum discounted to the earlier of the date on which LESSOR obtains possession of the Aircraft or LESSEE makes an effective tender thereof.

26.8            Use of "Termination Date.    For avoidance of doubt, it is agreed that if this
Lease terminates and the Aircraft is repossessed by LESSOR due to an Event of Default, then, notwithstanding the use of the term "Termination Date" in this Lease, the period of the Lease
Term and the "Expiration Date" will be utilized in calculating the damages to which LESSOR is entitled pursuant to Article 25.5.  For example, it is agreed and understood that LESSOR is entitled to receive from LESSEE the Rent and the benefit of LESSEE's insurance and maintenance of the Aircraft until expiration of the Lease Term.

26.9            LESSEE's Remedies.    Except as otherwise set forth in the Operative Documents,
upon a breach by LESSOR of any of the terms and conditions of this Lease, LESSEE shall have all rights available at law or in equity.

26.10           Waiver of Consequential Damages.    LESSEE and LESSOR each agree that it shall
not be entitled to recover, and hereby disclaims and waives any right that it may otherwise have to recover, any special, indirect, incidental or consequential damages as a result of any breach or alleged breach by the other party of any of the agreements, representations or warranties contained in this Lease or the other Operative Documents; provided, however, that nothing herein shall be deemed to disclaim or waive any of LESSOR's remedies expressly set forth in Article 25.3.

         ARTICLE 27           NOTICES

27.1            Manner of Sending Notices.    Any notice, request or information required or
permissible under this Lease will be in writing and in English.  Notices will be delivered in person or sent by fax, certified letter with return receipt requested, or by expedited delivery addressed to the parties as set forth in Article 26.2.  In the case of a fax, notice will be deemed received upon actual receipt (and the date of actual receipt will be deemed to be the date set forth on the confirmation of receipt produced by the sender's fax machine immediately after the fax is sent).  In the case of a certified letter, notice will be deemed received on the date indicated on the return receipt.  In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery.  If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.

27.2            Notice Information.    Notices will be sent:

                If to LESSOR:       INTERNATIONAL LEASE FINANCE CORPORATION
                                    [Until January 31, 2004]
                                    1999 Avenue of the Stars, 39th Floor
                                    Los Angeles, California 90067-6049
                                    U.S.A.
                                    [On and after February 1, 2004]
                                    10250 Constellation Boulevard, 34th Floor
                                    Los Angeles, California 90067-6234
                                    U.S.A.

                                    Attention:      Legal Department

                                    Fax:            [SEE PARAGRAPH 20 OF EXHIBIT C.]
                                    Telephone:      [SEE PARAGRAPH 20 OF EXHIBIT C.]

                If to LESSEE:       FRONTIER AIRLINES, INC.
                                    Frontier Center One
                                    7001 Tower Road
                                    Denver, Colorado 80249

                                    Attention:      General Counsel

                                    Fax:            [SEE PARAGRAPH 20 OF EXHIBIT C.]
                                    Telephone:      [SEE PARAGRAPH 20 OF EXHIBIT C.]

or to such other places and numbers as either party directs in writing to the other party.

         ARTICLE 28           GOVERNING LAW AND JURISDICTION

28.1            California Law.    This Lease is being delivered in the State of California and will in all respects be governed by and construed in accordance with the Laws of the State of
California (notwithstanding the conflict Laws of the State of California).

28.2            Non-Exclusive Jurisdiction in California.    As permitted by Section 410.40 of
the California Code of Civil Procedure, the parties hereby irrevocably submit to the non-exclusive jurisdiction of the Federal District Court for the Central District of California and the State
of California Superior or Municipal Court in Los Angeles, California.  Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction.

28.3            Service of Process.    The parties hereby consent to the service of process (a)
out of any of the courts referred to above, (b) by personal service in accordance with the California
Code of Civil Procedure, or (c) in accordance with the Hague Convention, if applicable.

28.4            Prevailing Party in Dispute.    If any legal action or other proceeding is brought
in connection with or arises out of any provisions in this Lease, the prevailing party will be entitled to recover reasonable attorneys' fees and other actual and reasonable costs incurred in such action or proceedings.  The prevailing party will also, to the extent permissible by Law, be entitled to receive pre- and post-judgment Default Interest.

28.5            Waiver.    LESSEE AND LESSOR HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY.  LESSEE
AND LESSOR HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING
OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS LEASE BROUGHT IN
ANY OF THE COURTS REFERRED TO IN ARTICLE 27.2, AND HEREBY FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT
ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT
FORUM.

         ARTICLE 29           MISCELLANEOUS

29.1            [Redacted].    [SEE PARAGRAPH 21 OF EXHIBIT C.]

29.2            Press Releases.    The parties will give copies to one another, in advance if possible, of all news, articles and other releases provided to the public media regarding this
Lease or the Aircraft.

29.3            LESSOR Performance for LESSEE.    The exercise by LESSOR of its remedy of
performing a LESSEE obligation hereunder is not a waiver of and will not relieve LESSEE from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

29.4            LESSOR's Payment Obligations.    Any obligation of LESSOR under this Lease to pay
or release any amount to LESSEE is conditioned upon and will be delayed until (a) all amounts then due and payable by LESSEE to LESSOR under this Lease or under any other agreement between LESSOR and LESSEE having been paid in full and (b) no payment or other material Default having occurred and continuing hereunder at the time such payment or release of payment is payable to LESSEE.

29.5            Application of Payments.    Any amounts paid or recovered in respect of LESSEE
liabilities hereunder may be applied to Rent, Default Interest, fees or any other amount due hereunder in such proportions, order and manner as LESSOR determines.

29.6            Usury Laws.    The parties intend to contract in strict compliance with the usury
Laws of the State of California and, to the extent applicable, the U.S.  Notwithstanding anything to the contrary in the Operative Documents, LESSEE will not be obligated to pay Default Interest or other interest in excess of the maximum non-usurious interest rate, as in effect from time to time, which may by applicable Law be charged, contracted for, reserved, received or collected by
LESSOR in connection with the Operative Documents.  During any period of time in which the then-
applicable highest lawful rate is lower than the Default Interest rate, Default Interest will accrue and be payable at such highest lawful rate; however, if at later times such highest lawful rate is greater than the Default Interest rate, then LESSEE will pay Default Interest at the highest lawful rate until the Default Interest which is paid by LESSEE equals the amount of interest that would have been payable in accordance with the interest rate set forth in Article 5.7.

29.7            Delegation by LESSOR.    LESSOR may delegate to any Person(s) all or any of the
rights, powers or discretion vested in it by this Lease and any such delegation may be made upon such terms and conditions as LESSOR in its absolute discretion thinks fit, provided that no such delegation shall relieve LESSOR of any of its obligations hereunder.

29.8            Rights of Parties.    The rights of the parties hereunder are cumulative, not
exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general Law.  The rights of one party against the other party are not capable of being waived or amended except by an express waiver or amendment in writing.  Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

29.9            Further Assurances.    Each party agrees from time to time to do and perform
such other and further acts and execute and deliver any and all such other instruments as may be required by Law or reasonably requested by the other party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Lease.

29.10           Use of Word "including".    The term "including" is used herein without limitation.

29.11           Headings.    All article and paragraph headings and captions are purely for convenience and will not affect the interpretation of this Lease.  Any reference to a specific article, paragraph or section will be interpreted as a reference to such article, paragraph or section of this Lease.

29.12           Invalidity of Any Provision.    If any of the provisions of this Lease become
invalid, illegal or unenforceable in any respect under any Law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

29.13           Time Is of the Essence.    Time is of the essence in the performance of all
obligations of the parties under this Lease and, consequently, all time limitations set forth in the provisions of this Lease will be strictly observed.

29.14           Amendments in Writing.    The provisions of this Lease may only be amended or
modified by a writing executed by LESSOR and LESSEE.

29.15           Counterparts.    This Lease may be executed in any number of identical counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument when each party has signed and delivered one such counterpart to the other party.

29.16           Delivery of Documents by Fax.    Delivery of an executed counterpart of this Lease
or of any other documents in connection with this Lease by fax will be deemed as effective as delivery of an originally executed counterpart.  Any party delivering an executed counterpart of this Lease or other document by fax will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Lease or such other document will not affect the validity or effectiveness of this Lease or such other document.

29.17           Entire Agreement.    The Operative Documents constitute the entire agreement
between the parties in relation to the leasing of the Aircraft by LESSOR to LESSEE and supersede all previous proposals, agreements and other written and oral communications in relation hereto.  The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein.

29.18           Expenses.    Each party shall be responsible for its own expenses in connection with the drafting, negotiation, execution and delivery of this Lease and the other Operative
Documents.

                IN WITNESS WHEREOF, LESSEE and LESSOR have caused this Lease to be executed by their respective officers as of December 5, 2003.

INTERNATIONAL LEASE FINANCE CORPORATION                      FRONTIER AIRLINES, INC.

By:                                                          By:

Its:                                                         Its:

         EXHIBIT A            AIRCRAFT DESCRIPTION

Aircraft Manufacturer and Model:           Airbus A319-111

Specification:                             Airframe:  Airbus A319, Standard Specification J 000
                                           01000, Issue 4.0, dated January 1998, as more fully
                                           described in Schedule 1 hereto

                                           Engine Manufacturer and Model: CFM56-5B5/P

Manufacturer's Serial Number:              2198

Registration Mark:                         N_____

Engine Serial Numbers:                     To be identified in the Estoppel and Acceptance Certificate

Engine Thrust Rating:                      22,000 pounds

                                               SCHEDULE 1 TO EXHIBIT A

     AIRLINE : Frontier A319-100
     MSN 2198, 2209 & 2241 and on
     STANDARD SPECIFICATION :  J 000 01000 , ISSUE : 4.0 , DATED : Jan 1998
     SCN LISTING:

           RFC        SCN OR RMO             TITLE                                ST
     ATA              02                  CERTIFICATION
     02J001A          02J1014901S1A       CERTIFICATION OF SEATS IN ACCORDANCE
                                          TO FAA/CAA REQUIREMENTS                 AC
     02J002A          02J4010101S1A       EXTERNAL LIVERY                         AC
     02J003A          02J1211701S2A       AIRCRAFT COMPLIANCE WITH FAR 121        AC
     02J004A          02J2010117S1A       EMERGENCY EQUIPMENT - CHANGE BFE
                                          INTO SFE (FFT*A)                        AC
     02J005A          02J1000102S2A       CABIN CONFIGURATION FOR NON-SMOKING
                                          FLIGHTS (ONLY CAM PROGRAMMING)          AC
                                          PROGRAMMING)
     02J006A          02J4016021S1A       EXTERNAL LIVERY - NOSE LANDING GEAR
                                          TOWING ANGLE MARKINGS                   AC
     02J008A          02J1214001S2A       COMPLIANCE WITH FAR 121.344             AC
     02J009A          02J4010917S1A       EXTERNAL LIVERY - NEW PHRASE FOR
                                          FRONTIER A318/A319                      AC
     02J1011101A      02J1011101S2A       FAA CERTIFICATION                       AC
     02J1012001A      02J1012001S1A       15 KNOTS TAILWIND CERTIFICATION
                                          AT TAKE-OFF                             AC
     02J001FY                             LOOSE EQUIPMENT LIST                    AC
     02J002FY                             AVIONICS CHANGE INTO BFE                AC

     ATA              03                  WEIGHTS
     03J2022008A      03J2022008S1A       INCREASED MTOW TO 70.0 T (ASSOCIATED
                                          WITH CFM 56-5B5/_P ENGINES)             AC

     ATA              11                  PLACARDS AND MARKINGS
     11J001A          11J3013001S1A       NO SMOKING PLACARDS AT SEATS AND
                                          WINDSCREENS                             AC
     11J002A                              INSTALLATION OF LEASING PLATES
                                          ON ENGINES AND DOOR FRAME               AC
     11J3011004A      11J3011004S1A       MONOLINGUAL PASSENGER PLACARDS AND
                                          SIGNS - ENGLISH ONLY                    AC
     11J001FY                             ALL IDENTIFICATION PLATES ON FWD
                                          LH UPPER PASSENGER/CREW/SERVICE
                                          DOOR FRAME                              AC
     11J002FY                             COCKPIT IDENTIFICATION PLATE ON
                                          LAVATORY PARTITION                      AC
     11J003FY                             LESSOR IDENTIFICATION PLATES ON
                                          COCKPIT REAR PARTITION AND ENGINES
                                          (SIZE 4" X 6")                          AC
     11J004FY                             ENGINE DANGER AREA DECALS - CFMI
                                          ENGINES                                 AC

     11J005FY                             ENGINE DANGER AREA DECALS - FEET AND
                                          METRIC DISTANCES                        AC
     11J006FY                             EMERGENCY EXIT "PUSH" MARKING
                                          PAINTING IN WHITE                       AC
     11J007FY                             OXYGEN SUPPLY SYSTEM LABEL CHANGE       AC
     11J3013601FY                         US AND METRIC UNITS FOR CARGO
                                          COMPARTMENT HEIGHT PLACARDS             AC

     ATA              21                  AIR CONDITIONING
     21J001A          21J2710801S1A       AVIONICS VENTILATION AIR FILTER
                                          ALTERNATE EQUIPMENT - PALL APME         AC
     21J2821001A      21J2821001S1A       INSTALLATION OF VENTILATION SYSTEM
                                          FOR COMPLETE AFT CARGO HOLD             AC
     21J4320401A      21J4320401S1A       INSTALLATION OF HEATING SYSTEM FOR
                                          COMPLETE AFT CARGO                      AC

     21J7010903A      21J7010903S1A       INSTALLATION OF OZONE CATALYTIC
                                          CONVERTERS - ENGELHARDT                 AC

     ATA              22                  AUTO FLIGHT
     22J7010003A      22J7010003S1A       FM KITS/MCDUS - SEXTANT/SMITHS
                                          ASSOCIATED WITH CFMI ENGINES            AC

     ATA              23                  COMMUNICATIONS
     23J0013212A      23J0013212S1A       AUTOMATIC PROGRAMMABLE ELT ASSOCIATED
                                          WITH REMOTE CONTROL PANEL IN COCKPIT
                                          - SEXTANT                               AC
     23J002A          23J3600100G1A       ENTERTAINMENT SYSTEM                    AC
     23J003A          23J7300100G1A       CIDS CHANGES                            AC
     23J007A          23J3611502S1A       INSTALLATION OF TV SYSTEM COMPONENTS
                                          IN PASSENGER SEATS - LIVE TV (FFT)      AC
     23J1213002A      23J1213002S1A       VHF DATA RADIO (VDR) ALTERNATE
                                          EQUIPMENT - ALLIEDSIGNAL                AC
     23J5113616A      23J5113616S1A       BOOMSETS ALTERNATE EQUIPMENT -
                                          TELEX AIRMAN 750                        AC

     ATA              24                  ELECTRICAL POWER

     24J002A          24J0010001S1A       INSTALLATION OF THE ENHANCED EPGS
                                          ON AIRCRAFT FITTED WITH CFMI ENGINES    AC
     24J0033501A      24J0033501S1A       INSTALLATION OF ADDITIONAL ELECTRICAL
                                          OUTLETS 115V/60HZ                       AC

     ATA              25                  CABIN & COCKPIT
     25J001A         25J2000100G2A        CABIN LAYOUT DEFINITION                 AC
     25J002A          25J2350001S1A       INTERIOR COLOR SCHEME DEFINITION        AC
     25J003A          25J6311002S1A       ADDITIONAL EVACUATION ALARM
                                          ACTIVATION FROM AFT CABIN ATTENDANT
                                          STATION                                 AC
     25J004A          25J2316102S1A       BUMPER PROFILE FOR SLIDE DECORATED
                                          COVER                                   AC
     25J005A          25J6550003S1A       CABIN EMERGENCY EQUIPMENT               AC
     25J006A          25J2212805S1A       ADDITIONAL BUMPER PROFILE ON SWIVEL
                                          CABIN ATTENDANT SEAT                    AC
     25J007A          25J2732101S1A       PROVISIONS FOR WALL-MOUNTED BABY
                                          BASSINET (OUTBOARD POSITION)            AC
     25J008A          25J2614006S1A       INSTALLATION OF CRANKED WINDSCREEN
                                          (SFE) LH                                AC
     25J009A          25J2614007S1A       INSTALLATION OF CRANKED WINDSCREEN
                                          (SFE) RH                                AC
     25J010A          25J2729907S1A       PROVISIONS FOR INSTALLATION OF A
                                          WHEELCHAIR AT AFT FACING WALL OF LAV E  AC
     25J012A          25J6514302S1A       INSTALLATION OF MEDICAL KIT IN
                                          COCKPIT - MAJESTIC AEROTECH             AC
     25J013A          25J2810111S1A       ALTERNATE NTF - LONSEAL (BFE)           AC
     25J015A          25J2034738S1A       PASSENGER COMPARTMENT RECONFIGURATION
                                          FOR FFT*A                               AC
     25J016A          25J2310214S1A       COLOR CHANGE OF LAVATORY FLOOR PAN
                                          AND PELMETS IN EXIT AREA                AC
     25J018A          25J5013701S1A       INSTALLATION OF RUBBER SEAL PROFILES
                                          FOR FLOOR PANELS IN FWD AND AFT CARGO
                                          HOLDS                                   AC
     25J019A          25J2062322S2A       REMOVAL OF WHEEL CHAIR PROVISIONS
                                          FROM LAVATORY E                         AC
     25J026A         25J5018902S1A        DECOMPRESSION PANEL PROTECTION FOR
                                          HEAVY BULK USAGE                        AC
     25J027A          25J2117559S1A       PASSENGER SEATS P/N CHANGE (LIFE TV)    AC
     25J030A          25J3510307S1A       INSTALLATION OF COFFEE MAKER - CSI      AC
     25J1120801A      25J1120801S1A       INSTALLATION OF FOURTH OCCUPANT SEAT
                                          IN COCKPIT - SOCEA                      AC
     25J5018401A      25J5018401S1A       REINFORCED FLOOR PANELS IN FWD & AFT
                                          CARGO HOLD ASSOCIATED WITH STD BULK
                                          CONFIGURATION                           AC
     25J001FY                             ADDITIONAL BUMPER STRIPS ON C/A SEATS
                                          AT FORWARD AND AFT PASSENGER/CREW/
                                          SERVICE DOOR                            AC
     25J002FY                             FROM DISPERSION-ADHESIVE TO DOUBLE-
                                          SIDED ADHESIVE TAPE                     AC
     25J004FY                             DISK STOWAGE RELOCATION IN COCKPIT
                                          COAT STOWAGE                            AC

     ATA              28                  FUEL SYSTEM
     28J2513001A      28J2513001S1A       RELOCATION OF THE REFUELING PANEL
                                          TO THE RIGHT WING ADJACENT TO THE
                                          REFUEL COUPLING                         AC

     ATA              31                  INDICATING/RECORDING
     31J0010701A      31J0010701S1A       DEFINTION OF UNITS - USE OF US UNITS
                                          IN PLACE OF METRIC UNITS                AC
     31J3320014A      31J3320014S1A       SSFDR ALTERNATE EQUIPMENT -
                                          ALLIEDSIGNAL (256 W/S)                  AC
     31J5210202A      31J5210202S1A       ECAM OEB REMINDER FUNCTION ACTIVATION   AC

     ATA              32                  LANDING GEAR
     32J001A         32J1010501S1A        SMALL BORE INFLATION VALVES WITH
                                          INDICATOR ON NLG & MLG BF GOODRICH
                                          WHEELS                                  AC
     32J4011315A     32J4011315S1A        WHEELS AND BRAKES ALTERNATE EQUIPMENT
                                          (TYPE SEPCARB III) - BF GOODRICH        AC

     ATA              33                  LIGHTS
     33J001A          33J2616601S1A       EVACUATION ALARM GUARDED SWITCHES
                                          (FWD AND AFT)                           AC
     33J5010011A      33J5010011S1A       SEAT-MOUNTED EEPMS - BRUCE WITH TWO
                                          BULBS PER LAMP MODULE                   AC

     ATA              34                  NAVIGATION
     34J001A         34J2020202S1A        INSTALLATION OF ISIS - SEXTANT          AC
     34J003A          34J4211009S1A       RADIO ALTITUDE AUTOMATIC CALL-OUT
                                          CHANGES FOR FFT*A                       AC
     34J004A         34J2020302S1A        ISIS OPTIONAL FUNCTION - BARO
                                          SETTING IN INHG                         AC
     34J1011701A      34J1011701S1A       ADIRS 4MCU ALTERNATE EQUIPMENT -
                                          HONEYWELL                               AC
     34J2110601A      34J2110601S2A       STANDBY ALTIMETER BARO SETTING -
                                          SEXTANT AVIONIQUE                       AC
     34J4120022A      34J4120022S1A       SINGLE WEATHER RADAR SYSTEM (ARINC
                                          708A) ALTERNATE EQUIPMENT -
                                          ALLIEDSIGNAL WITH PWS ACTIVATION        AC
     34J4210109A      34J4210109S1A       RADIO ALTIMETERS - ALLIEDSIGNAL
                                          QUANTUM LINE                            AC
     34J4320002A      34J4320002S1A       TCAS BFE SELECTION - TCAS COMPUTER
                                          ALLIEDSIGNAL CHANGE 7/ ATC -
                                          ALLIEDSIGNAL                            AC
     34J5110109A      34J5110109S1A       DME INTERROGATORS - ALLIEDSIGNAL
                                          QUANTUM LINE                            AC
     34J5311103A      34J5311103S1A       ADF RECEIVER ALTERNATE EQUIPMENT -
                                          ALLIEDSIGNAL QUANTUM LINE               AC
     34J5510203A      34J5510203S1A       VOR/MARKER RECEIVERS ALTERNATE
                                          EQUIPMENT - ALLIEDSIGNAL QUANTUM LINE   AC
     34J5831311A      34J5831311S1A       MMR ALTERNATE EQUIPMENT PROVIDING
                                          ILS (FM IMMUNITY) AND GPS C1
                                          FUNCTIONS - SEXTANT                     AC

     ATA              35                  OXYGEN
     35J001A          35J3110814S1A       COCKPIT PBE- ESSEX - PN MR-10049N       AC
     35J1120102A      35J1120102S1A       COCKPIT OXYGEN CYLINDER ALTERNATE
                                          EQUIPMENT 115 CU.FT   AC (STEEL) - EROS AC
     35J2001001A      35J2001001S1A       INSTALLATION OF 4 OXYGEN MASKS PER BOX  AC

     ATA              49                  APU
     49J0010504A      49J0010504S1A       APU ALTERNATE EQUIPMENT -
                                          ALLIEDSIGNAL (131-9>A!)                 AC

     ATA              51                  STRUCTURE
     51J001A          51J2230003S1A       LOW VOC PAINT SCHEME ON FUSELAGE,
                                          VERTICAL STABILIZER AND NACELLES)- PRC  AC
     51J0xxA          51J2226121S1A       LARGE DECORATIVE ADHESIVE FILM
                                          (DECALS BFE) ON VERTICAL STABILIZER -
                                          FINELINE FFT A319-921-XX                AC
     51J2225001A      51J2225001S1A       LARGE DECORATIVE ADHESIVE FILM (BFE)    AC
     51J001FY                             APPLICATION OF WATER REPELLENT FLUID
                                          ON LH & RH WING STRUT WELLS.            AC

     ATA              52                  DOORS
     MSCN                                 REINFORCED COCKPIT DOOR                 AC

     ATA              53                  FUSELAGE
     53J001FY                             BELLY FAIRING PANELS - ADD EXTRUSION    AC

     ATA              55                  STABILIZERS
     55J001A          55J3010101S1A       VERTICAL STABILIZERS LEADING EDGE
                                          EROSION PROTECTION - STAINLESS STEEL    AC

     ATA              57                  WINGS
     57J001FY                             WING LEADING EDGE ACCESS PANELS -
                                          REMOVAL OF SEALANT                      AC

     ATA              72                  ENGINES
     72J0011211A      72J0011211S1A       CFMI ENGINES ALTERNATE EQUIPMENT -
                                          CFM56-5B5/P (SAC) ON A319-100
                                          ( 22 000 LBF NOMINAL THRUST)            AC

MSCN LISTING*:

         [*NOTE:  The following is a list of the MSCN's that, to the best of LESSOR's information as of the date of execution of this Lease, Manufacturer intends to incorporate into the Aircraft.
         The actual MSCN's incorporated into the Aircraft may vary as a result of decisions made by the
         Manufacturer during the manufacturing process, provided that such decisions are consistent with the specification and SCN's described above.]

     MSCN reference    MSCN title                                        MSCN       Applicability  MOD/MP
                                                                         status
     I2L22J8110104M1FY Auto flight - Flight Control Unit (FCU) -         Accepted   2198, 2209,    32412
                       Introduce new hardware standard with revised                 2236
                       power supply
     I2L23J5112501M1FY Communications - Audio management - Introduce     ACCEPTED   2198, 2209,    32526
                       ACP with new front face design                               2237
     I2L23J5112701M1FY Communications - Audio management - Introduce     Accepted   2198, 2209,    31296
                       new standard of Audio Management Unit (AMU)                  2238
     I2L24J2200003M1FY Electrical power - AC main generation -           Accepted   2198, 2209,    32875
                       Introduce software standard 5.1 GCU                          2239
     I2L24J2300005M1FY Electrical power - AC auxiliary generation -      Accepted   2198, 2209,    32614/P7874
                       Introduce new standard of APU generator                      2240
     I2L25J1000302M1FY Equipment/Furnishings - Cockpit - Relocate        REJECTED   N/A            31863
                       floppy disk stowage from coat stowage to side
                       consoles
     I2L25J6210004M1FY Equipment/Furnishings - Escape facilities -       ACCEPTED   2198, 2209,    33429
                       Introduce a new slide with inflation hose                    2241
                       retainer
     I2L27J2601005M1FY Flight Controls - Yaw damper actuation -          Accepted   2198, 2209,    33293
                       Introduce new standard of yaw damper                         2242
     I2L28J4210001M1FY Fuel - Quantity indicating - Introduce new        ACCEPTED   2198, 2209,    32517
                       standard of Fuel Quatity Indication Computer                 2243
                       (FQIC)
     I2L30J4200101M1FY Ice and rain protection - Windshield anti-ice     ACCEPTED   2198, 2209,    32995
                       and defogging - Introduce new standard of WHC                2244
     I2L32J1100101M1FY Landing gear - Main gear - Introduce new          ACCEPTED   2198, 2209,    33091
                       standard with serial numbers on structural                   2245
                       elements
     I2L32J2110202M1FY Landing gear - Nose gear - Introduce new design   Accepted   2198, 2209,    28919
                                                                                    2246

     I2L32J4210504M1FY Landing gear - Normal braking - Introduce L4.5    ACCEPTED   2198, 2209,    33376
                       standard of BSCU                                             2247
     I2L34J4200101M1FY Electric and electronic common installation -     ACCEPTED   2198, 2209,    33377/K8537
                       Improve sealing of radio altimeter antennas                  2248
     I2L34J4800001M1FY Navigation - Ground Proximity Warning System      Accepted   2198, 2209,    21391
                       (GPWS) - Modify push buttons and warning logic               2249
     I2L34J4812808M1FY Navigation - Enhanced Ground Proximity Warning    ACCEPTED   2198, 2209,    31374
                       System (EGPWS) - Introduce new functions                     2250
     I2L34J5710001M1FY Navigation - Radio magnetic information           Accepted   2198, 2209,    32414
                       switching and indicating - Introduce new                     2251
                       standard of DDRMI
     I2L56J1100101M1FY Windows - Fixed windows - Introduce new standard  ACCEPTED   2198, 2209,    32876
                       of windshield                                                2252
     I2L73J2200201M1FY Engine fuel and control - FADEC system -          ACCEPTED   2198, 2209,    33239
                       Introduce 5BL standard Electronic Control Unit               2253
                       (ECU)
     I2L20J4500100M1FY Standard practices - Direct connection            Accepted   2198, 2209,    31608
                       components - Introduce LED lighted pushbutton                2254
                       elect. switches
     I2L21J2600100M1FY Air conditioning - Avionics equipment             Accepted   2198, 2209,    31678
                       ventilation - Introduce -V05 standard of AEVC                2255
     I2L21J3090400M1FY Air conditioning - Pressurization control -       Accepted   2198, 2209,    26229
                       Introduce modified cabin pressure controller PN              2256
                       20791
     I2L21J5300100M1FY Air conditioning system - Pack cooling air        Accepted   2198, 2209,    28412
                       control - Introduce modified air conditioning                2257
                       pack
     I2L21J5300200M1FY Air conditioning - Pack control and indicating -  Accepted   2198, 2209,    31709
                       Introduce new standard of air conditioning pack              2258
     I2L21J6100100M1FY Air conditioning - Pack temperature control -     Accepted   2198, 2209,    28488
                       Introduce modified pack temperature control                  2259
     I2L22J8000100M1FY Autoflight - FMGC - For A319/A320/A321 with CFM   Accepted   2198, 2209,    26968
                       engines (FM version FA8 and FG version C7)                   2260
     I2L22J8100300M1FY Auto flight - Flight Control Unit - Introduce     Accepted   2198, 2209,    30357
                       FCU EM2 STD 2                                                2261
     I2L22J8200100M1FY Auto flight-MCDU-Introduce improved HONEYWELL     Accepted   2198, 2209,    28829
                       MCDU resistant to blanking (A320 specific                    2262
                       keyboard)
     I2L22J8300200M1FY Autoflight - FMGC - Install FMGC PN B546CAM0103   Accepted   2198, 2209,    31365
                       (CFMI)                                                       2263
     I2L23J1200300M1FY Communications - VHF system - Activate VHF 8.33   Accepted   2198, 2209,    27214
                       kHz channel function                                         2264

     I2L23J1300100M1FY Communications - Radio Management Panel -         Accepted   2198, 2209,    31215
                       Introduce RMP standard CA01                                  2265
     I2L23J1390200M1FY Communications - Radio management - Introduce     Accepted   2198, 2209,    26729
                       radio management panel PN -AA01                              2266
     I2L23J5100100M1FY Audio management (Integrating/Flight              Accepted   2198, 2209,    25602
                       interphone/SELCAL/Call - Introduce new hand                  2267
                       microphone
     I2L23J7300200M1FY Communications-Cabin Intercommunication Data      Accepted   2198, 2209,    28704
                       System (CIDS)- Introduce a modified DEU-B (PN                2268
                       -000720A)
     I2L23J7300400M1FY Communications - Cabin intercommunication data -  Accepted   2198, 2209,    31011
                       Introduce CIDS directore software 520A                       2269
     I2L23J7300500M1FY CIDS - Introduce LED technology for Area Call     Accepted   2198, 2209,    31015
                       Panel (ACP) and Lavatory Call Light                          2270
     I2L23J7300600M1FY Communications - Cabin Intercommunication Data    Accepted   2198, 2209,    31535
                       System (CIDS) - Introduce a modified DEU B (PN               2271
                       -820A)
     I2L23J7300700M1FY Communications - Cabin Intercommunication Data    Accepted   2198, 2209,    32101
                       System (CIDS) - Introduce director with 521A                 2272
                       software
     I2L24J0000300M1FY Electrical power - Change IFE power supplies,     Accepted   2198, 2209,    31276
                       and introduce COMMERCIAL" switch in cockpit"                 2273
     I2L24J2100100M1FY Electrical power - IDG - Introduce IDG PN         Accepted   2198, 2209,    27999
                       740119H on CFM engines                                       2274
     I2L24J2100200M1FY Electrical power - Integrated drive generator     Accepted   2198, 2209,    32004
                       system - Introduce std 5.0, GCU and GAPCU                    2275
                       software
     I2L24J3200100M1FY Electrical power - DC main generation - Install   Accepted   2198, 2209,    30737
                       TRU with capacitors disconnected                             2276
     I2L25J1000100M1FY Equipment/Furnishings - Cockpit - Relocate        Accepted   2198, 2209,    28004
                       Landing gear pins stowage box                                2277
     I2L25J1100200M1FY Equipment/furnishings-Cockpit seats-Install       Accepted   2198, 2209,    30549
                       modified third occupant seat                                 2278
     I2L25J1100300M1FY Equipment/Furnishings - Cockpit seats -           Accepted   2198, 2209,    32109
                       Introduce new Captains' and First Officers' seats            2279
     I2L25J2500100M1FY E/F-PSIU-Introduce LED technology in PSU/PSIU.    Accepted   2198, 2209,    30424
                                                                                    2280
     I2L25J2800100M1FY Equipment/Furnishings - Floor covering -          REJECTED   N/A            26606
                       Introduce a dispersion-adhesive for carpet
                       installation
     I2L25J6000100M1FY Equipment/Furnishings-Emergency-Introduce         Accepted   2198, 2209,    28103
                       modified slides with frangible link in pack                  2281
                       D31516, D31517

     I2L25J6000200M1FY E/F-Emergency-Introduce off-wing slide enclosure  Accepted   2198, 2209,    30088
                       and off-wing slides with light emitting diode                2282
                       tech.
     I2L25J6090400M1FY Equipment/Furnishings-Emergency-Introduce         Accepted   2198, 2209,    27275
                       modified off-wing slide                                      2283
     I2L25J6200100M1FY Equipment/Furnishings - Escape facilities-cabin   Accepted   2198, 2209,    31060
                       - Introduce escape slide with new decorative                 2284
                       cover
     I2L25J6500200M1FY E/F-Miscellaneous emergency eqpt - Install        Accepted   2198, 2209,    26115
                       protection gloves BENNETT SAFETYWEAR LTD PN                  2285
                       FKK8-35KL
     I2L25J6500300M1FY Equipment/Furnishings - Miscellaneous emergency   Accepted   2198, 2209,    30351
                       equipment - Introduce modified ELT antenna                   2286
     I2L25J6500500M1FY E/F - Miscellaneous emergency equipment -         Accepted   2198, 2209,    30865
                       Introduce new flashlight in the cockpit                      2287
     I2L26J1000100M1FY Fire protection-Engine and APU fire and overheat  Accepted   2198, 2209,    30547
                       detect. syst.-Introduce new FDU with improved                2288
                       tech.
     I2L26J1600100M1FY FIRE PROTECTION-C/C SMOKE DETECTION-INSTALL       Accepted   2198, 2209,    24494
                       SYSTEM PROVISION FOR AFT CARGO COMPARTMENT SYSTEM            2289
     I2L26J1600200M1FY FIRE PROTECTION-C/C SMOKE DETECTION-INSTALL       Accepted   2198, 2209,    24492
                       SYSTEM PROVISION FOR FORWARD CARGO COMPARTMENT               2290
                       SYSTEM
     I2L26J1600400M1FY Fire protection - Cargo compartment smoke         Accepted   2198, 2209,    32319
                       detection - Introduce new standard of smoke                  2291
                       detector
     I2L26J1700200M1FY Fire protection - Lavatory smoke detection -      Accepted   2198, 2209,    32320
                       Introduce new standard of smoke detector                     2292
     I2L26J2500100M1FY Fire protection - Lavatory fire extinguishing -   Accepted   2198, 2209,    32229
                       Introduce new standard for lavatory waste bin                2293
     I2L27J2000100M1FY Flight controls - Rudder - Introduce Force        Accepted   2198, 2209,    32521
                       Transducer Unit (FTU) on flight control linkage              2294
     I2L27J4400100M1FY Flight controls - THS actuation - Introduce new   Accepted   2198, 2209,    32155
                       standard of THS actuator                                     2295
     I2L27J5100100M1FY Flight controls - Slat/Flap Control Computer      Accepted   2198, 2209,    28165
                       (SFCC) - Introduce standard SFCC PN 49-170-11                2296
     I2L27J9300200M1FY Flight controls - ELAC system - Introduce ELAC    Accepted   2198, 2209,    31395
                       STD L81                                                      2297
     I2L27J9392000M1FY Flight controls - General - ELAC system -         Accepted   2198, 2209,    26910
                       Introduce ELAC with enhanced relays                          2298

     I2L28J2100100M1FY Fuel-Main fuel pump system-Introduce              Accepted   2198, 2209,    28818
                       INTERTECHNIQUE fuel pump PN P99C38-605 on SA A/C             2299
     I2L28J2100200M1FY Fuel - Main fuel pump system - Change supplier    Accepted   2198, 2209,    31956
                       of fuel pumps and canisters                                  2300
     I2L28J2200100M1FY Fuel - APU fuel pump system - Introduce a         Accepted   2198, 2209,    30707
                       modified APU fuel pump                                       2301
     I2L28J2200200M1FY Fuel-APU fuel pump system-Introduce an improved   Accepted   2198, 2209,    31747
                       fuel pump                                                    2302
     I2L28J4300100M1FY Fuel - Manual magnetic indicators - Delete        Accepted   2198, 2209,    32115
                       attitude monitor                                             2303
     I2L29J0090000M1FY Hydraulic power - General -Introduce modified     Accepted   2198, 2209,    27730
                       VICKERS electrical driven hydraulic pump PN                  2304
                       974540
     I2L29J2290800M1FY Hydraulic power - Auxiliary hydraulic power -     Accepted   2198, 2209,    27014
                       Introduce modified SUNDSTRAND RAT                            2305
     I2L29J2300100M1FY Hydraulic power - Power transfer unit -           Accepted   2198, 2209,    30627
                       Introduce HONEYWELL PTU-11                                   2306
     I2L30J4200100M1FY Ice and rain protection - Windshield anti-icing   Accepted   2198, 2209,    31463
                       and defogging - Introduce a new standard of WHC              2307
     I2L30J4590700M1FY Ice and rain protection - Windshield rain         Accepted   2198, 2209,    26963
                       protection - Activation of  rain repellent system            2308
     I2L31J3000100M1FY Indicating/Recording systems - Introduce a        Accepted   2198, 2209,    27997
                       combined FDIU/DMU                                            2309
     I2L31J3300100M1FY Indicating/Recording systems-DFDRS-Introduce a    Accepted   2198, 2209,    28226
                       linear accelerometer from vendor MAGNETEK/GENISCO            2310
     I2L31J3300200M1FY Indicating/Recording systems - Introduce wiring   Accepted   2198, 2209,    27569
                       provision for combined FDIU/DMU computer                     2311
     I2L31J3300400M1FY Indicating/Recording systems - DFDRS -            Accepted   2198, 2209,    30655
                       Introduction of SAGEM FDIU PN ED43A1D6                       2312
     I2L31J3800100M1FY Indicating recording system - Data loading -      Accepted   2198, 2209,    28110
                       Introduce a multipurpose disk drive unit PN                  2313
                       AC68A200
     I2L31J5500100M1FY Indicating/Recording systems - SDAC- Introduce    Accepted   2198, 2209,    30365
                       standard SDAC PN 350E5500202                                 2314
     I2L31J6200100M1FY Indicating/Recording systems - DMC - Define DMC   Accepted   2198, 2209,    28308
                       V40 standard                                                 2315
     I2L32J0000100M1FY Main landing gear - General - Change from 3 coat  Accepted   2198, 2209,    28222
                       to 2 coat paint scheme for A319/A320 aircraft                2316
     I2L32J2100100M1FY Landing gear - Nose gear - Introduce reinforced   Accepted   2198, 2209,    31238
                       gear                                                         2317
     I2L32J4090600M1FY LANDING GEAR-WHEELS AND BRAKES-INTRODUCE COMMON   Accepted   2198, 2209,    26965
                       BSCU STD                                                     2318

     I2L32J4100200M1FY Landing gear-Wheels-Install radial tyres 46 x 17  Accepted   2198, 2209,    28346
                       R20 on main landing gear - MICHELIN PN M01103                2319
     I2L32J4100300M1FY Landing gear - Wheels - Introduce reinforced      Accepted   2198, 2209,    27853
                       nose landing gear wheels                                     2320
     I2L32J4200100M1FY Landing gear - Nose landing gear wheels - Remove  Accepted   2198, 2209,    28482
                       rubbing strips                                               2321
     I2L32J4200300M1FY Landing gear - Normal braking - Introduce std 9   Accepted   2198, 2209,    31106
                       BSCU (Twin version)                                          2322
     I2L33J5000100M1FY Lights - Emergency lighting - Introduce LED       Accepted   2198, 2209,    30792
                       technology for cabin EXIT signs and emergency                2323
                       lights
     I2L34J1000400M1FY Navigation - ADIRS - Introduce new hardware       Accepted   2198, 2209,    30941
                       standard of Honeywell 4MCU ADIRU                             2324
     I2L34J2200100M1FY Navigation - Standby data - Altitude heading -    Accepted   2198, 2209,    28216
                       Introduce SIRS standby compass PN PG0105W                    2325
     I2L34J4800100M1FY Installation of an enhanced ground proximity      Accepted   2198, 2209,    28244
                       warning system (ALLIED SIGNAL)                               2326
     I2L34J5290400M1FY Navigation - ATC modeS" - Introduce ATC/TCAS      Accepted   2198, 2209,    27285
                       control unit PN C124-04-AB02"                                2327
     I2L46J2100400M1FY Information system - ATIMS - Upgrade ATSU         Accepted   2198, 2209,    30625
                       hardware for new ARINC 429 I/O board                         2328
     I2L51J2300100M1FY Standard practices and structures - Protective    Accepted   2198, 2209,    32006/J2294
                       treatment - Introduce low VOC paint on wing                  2329
     I2L52J5100100M1FY Doors - Cockpit door - Installation of an         Accepted   2198, 2209,    32088
                       intrusion and penetration resistant cockpit door             2330
     I2L56J1100100M1FY Windows - Front cockpit windows - Change to PPG   Accepted   2198, 2209,    22094
                       windows                                                      2331

         EXHIBIT B            SUMMARY OF TRANSACTION

         The following is a summary of the lease transaction between LESSEE and LESSOR.  It is set forth for the convenience of the parties only and will not be deemed in any way to amend, detract from or simplify the other provisions of this Lease.

         1.     Description of Aircraft

                One new Airbus A319-111 aircraft with two (2) installed CFM56-5B5/P engines, all as more particularly described on Exhibit A hereto

         2.     Scheduled Delivery Date and Location

                In the month of  [Redacted] 2004 at Hamburg, Germany

         3.     Lease Term

                [Redacted]

         4.     Security Deposit

                [Redacted]

         5.     Transaction Fee

                [Redacted]

         6.     Rent during Lease Term

                [Redacted]

         7.     Reserves

                [Redacted]

         8.     Additional Rent for Excess Airframe and Engine Cycles

                [Redacted]

         9.     Country of Aircraft Registration

                United States

         10.    Maintenance Program

                LESSEE's Maintenance Program

         11.    Agreed Value of Aircraft

                [Redacted]

         12.    LESSOR's Bank Account

                [Redacted]

         EXHIBIT C            COMMERCIAL TERMS

         [Redacted]

         EXHIBIT D            PARTICIPATION AGREEMENT

         This Participation Agreement is made this ______ day of _______________, ______ (the
"Participation Agreement")

BETWEEN

(1)      INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, United States of America, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067-6049,
         U.S.A. ("ILFC"); and

(2)      FRONTIER AIRLINES, INC., a Colorado corporation whose address and principal place of business is at Frontier Center One, 7001 Tower Road, Denver, Colorado 80249, U.S.A. ("LESSEE")

RECITALS

(A)      Pursuant to the AirbusA319-100 Purchase Agreement between ILFC and AVSA, S.A.R.L. ("AVSA")
         dated as of August 29, 1997, as further amended (the "Purchase Agreement") and the General
         Terms Agreement between ILFC and AVSA dated as of November 10, 1988 (the "G.T.A."), ILFC has agreed to purchase from AVSA certain Airbus A319-100 model aircraft, including the aircraft bearing as of today production number 4157 and scheduled for delivery in the month of April
         2004 (the "Aircraft");

(B)      Pursuant to the Product Support Agreement (Exhibit E) applicable to the Purchase Agreement
         (the "Support Agreement"), AVSA has agreed to provide certain product support to ILFC;

(C)      Pursuant to the Aircraft Lease Agreement between ILFC and LESSEE dated as of December [__],
         2003 (the "Lease Agreement"), ILFC has agreed to lease the Aircraft to LESSEE;

(D)      ILFC and LESSEE have agreed to enter into this Participation Agreement:

IT IS NOW HEREBY AGREED AS FOLLOWS:

         1.     Authorization for LESSEE to Participate.    ILFC hereby authorizes LESSEE to
participate in the following activities in connection with the delivery of the Aircraft:

                (a)    to inspect, pursuant to Clause 7.1 of the G.T.A., the manufacture of the
         Aircraft and the materials and parts thereto; and

                (b)    to attend and observe the acceptance tests of the Aircraft referred to in
         Clause 8.1 of the G.T.A.; and

                (c)    to receive, pursuant to Clause 15 of the Support Agreement, the technical publications set forth in Appendix 3 hereto.

         2.     Effectivity of Participation Agreement.    This Participation Agreement shall be
effective from the date hereof until the earliest of:

                (a)    the occurrence of an Event of Default as defined in the Lease Agreement;

                (b)    notification by ILFC to LESSEE of the termination hereof due to LESSEE's default hereunder; or

                (c)    transfer of Aircraft title by AVSA to ILFC or its designee.

         3.     Conditions of Participation.    This Participation Agreement is made subject to
the following conditions:

                (a)    LESSEE hereby agrees to be bound by and to comply with the following provisions of the G.T.A. and Support Agreement (copies of which are attached hereto) as if LESSEE had been named "Buyer" of the Aircraft under such agreements:

                       (i)  Clauses 7.2 and 8.5 of the G.T.A. to the extent of (aa) injury to or death of any LESSEE representative, (bb) loss or damage to property of any LESSEE representatives and (cc) liabilities, damages, losses, costs and expenses of Seller,
                Manufacturer and their associated subcontractors, officers, agents and employees arising out of or caused by the willful misconduct or gross negligence of LESSEE's representatives.

                (b)    So long as this Participation Agreement is in full force and effect, LESSEE and not ILFC will be responsible for the liabilities and obligations set forth in section
         3(a) above.

                (c)    For avoidance of doubt, even while this Participation Agreement is in full force and effect, ILFC will remain responsible for compliance with Clauses 7.2 and 8.5 of the G.T.A. to the extent of (aa) injury to or death of any ILFC representative, (bb) loss or damage to property of any ILFC representative and (cc) liabilities, damages, losses, costs and expenses of Seller, Manufacturer and their associated subcontractors, officers, agents and employees arising out of or caused by the willful misconduct or gross negligence of ILFC's representatives.

                (d)    Except with respect to events occurring prior to termination of the
         Participation Agreement, upon termination of this Participation Agreement, ILFC shall once again be bound by Clauses 7.2 and 8.5 of the G.T.A.

                (e)    Other than with respect to the obligations assumed by LESSEE under this
         Participation Agreement as set forth in section 3(a) above, ILFC shall remain fully bound by all provisions of the Purchase Agreement, G.T.A. and Support Agreement.

                (f)    Nothing contained herein shall subject AVSA to any liability or additional obligations whatsoever to which it would not otherwise be subject under the Purchase Agreement, the G.T.A. and the Support Agreement or, except to the extent set forth in sections 3(a) and
         (b) above, modify in any respect whatsoever its contractual rights under the said agreements.

                (g)    LESSEE shall not be appointed as ILFC's agent and shall not be permitted to act on behalf or in place of ILFC without the express written authorization of ILFC and nothing contained herein shall be construed as to give such authorization.

         4.     Notification

                (a)    This Participation Agreement shall be notified to AVSA by courier service immediately after the execution hereof.  AVSA shall not be deemed to have received notice of any of the provisions hereof prior to receipt of notice as provided in this section 4(a)
         in the form of Appendix 1 hereto.

                (b)    On termination of this Participation Agreement pursuant to either section 2(a)
         or (b) hereof, ILFC shall immediately notify AVSA by courier service of such termination.
         AVSA shall not be deemed to have received notice of such termination prior to receipt of notice as provided in this section 4(b) in the form of Appendix 2 hereto.

                (c)    All notices and requests required or authorized under this Participation
         Agreement shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by internationally recognized courier service or by telefax directed as set forth below:

                ILFC shall be addressed at:

                          [Until January 31, 2004]
                          1999 Avenue of the Stars, 39th Floor
                          Los Angeles, California 90067-6049
                          U.S.A.

                          [On and after February 1, 2004]
                          10250 Constellation Boulevard, 34th Floor
                          Los Angeles, California 90067-6234
                          U.S.A.

                          Attention:       Senior Vice President--Technical

                          Fax:             310-788-1990
                          Telephone:       310-788-1999

                LESSEE shall be addressed at:

                          7001 Tower Road
                          Denver, Colorado 80249
                          U.S.A.

                          Attention:       General Counsel

                          Fax:             303-371-7007
                          Telephone:       303-371-7400

                AVSA shall be addressed at:

                          2, rond-point Maurice Bellonte
                          31 700 Blagnac
                          France

                          Attention:       Director Contracts

                          Fax:             (33) 5.61.30.40.11
                          Telephone:       (33) 5.61.30.40.12

                or at such other address or to such other person as the party receiving the notice or request may designate from time to time.

                Such notice or request shall be deemed to be effective in the case of (aa)
         personal delivery, on the date upon which personally delivered, (bb) delivery by courier, on the date of receipt or (cc) telefax transmission, on the date of confirmation of successful transmission.

         5.     Survival of Obligations.    The obligations of LESSEE set forth in section 3(a)
with respect to events occurring prior to termination of this Participation Agreement will survive termination of the Participation Agreement.

         6.     Assignment.    The rights and obligations under this Participation Agreement are personal to the parties and shall not be assigned, transferred, sold or otherwise disposed of by either of the parties hereto.

         7.     Applicable Law and Jurisdiction.    THIS PARTICIPATION AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES
OF CHOICE OF LAW, AND THE PARTIES AGREE THAT ANY COMPETENT FEDERAL COURT LOCATED IN NEW YORK, NEW
YORK SHALL HAVE JURISDICTION OVER ANY DISPUTE ARISING IN CONNECTION HEREWITH.  Nothing in this section will prevent either party from making a claim in a court of competent jurisdiction in California or, if AVSA is involved, France.

         8.     Confidentiality.    Subject to any legal or governmental requirements of disclosure,
ILFC and LESSEE shall keep confidential the terms and conditions of this Participation Agreement and the clauses from the G.T.A. and Support Agreement provided to LESSEE pursuant to this Participation
Agreement.

         IN WITNESS WHEREOF, the parties have caused this Participation Agreement to be executed on their behalf by their duly authorized officers.

INTERNATIONAL LEASE FINANCE CORPORATION                       FRONTIER AIRLINES, INC.

By:                                                           By:
Its:                                                          Its:

                                                     APPENDIX 1

[DATE]

BY COURIER
AVSA, S.A.R.L.
2, rond-point Maurice Bellonte
31700 Blagnac

         Attention:    Director-Contracts

Re:      ILFC/FRONTIER AIRLINES, INC.: PARTICIPATION AGREEMENT

Dear Sirs,

         Pursuant to Section 4(a) of the Participation Agreement between ILFC and FRONTIER
AIRLINES, INC. dated _______________ ___, ______, we advise you that pursuant to the
Participation Agreement (a copy of which is attached hereto), FRONTIER AIRLINES, INC. has been authorized by ILFC to participate with respect to the Aircraft.  This authorization shall be effective on acknowledgment of this letter by you.

         We confirm for your benefit the provisions of Sections 3(c), 3(d), 3(e) and
3(f) contained therein.
                                                                  Yours faithfully,

                                                                  for and on behalf of
                                                                  INTERNATIONAL LEASE
                                                                  FINANCE CORPORATION

CC:      FRONTIER AIRLINES, INC.

AVSA, S.A.R.L. confirms receipt of this notice and agrees to the terms of Section 3 of the Participation Agreement.

         By:
         Its:
         Date:

                                                     APPENDIX 2

[DATE]

BY COURIER
AVSA, S.A.R.L.
2, rond-point Maurice Bellonte
31700 Blagnac

         Attention:    Director-Contracts

Re:      ILFC/FRONTIER AIRLINES, INC.: PARTICIPATION AGREEMENT
Dear Sirs,

         Pursuant to Section 4(b) of the Participation Agreement between ILFC and FRONTIER
AIRLINES, INC. dated _______________ ___, ______, we advise you that the authorization provided therein for FRONTIER AIRLINES, INC. is terminated with immediate effect.

                                                                  Yours faithfully,

                                                                  for and on behalf of
                                                                  INTERNATIONAL LEASE
                                                                  FINANCE CORPORATION

CC:      FRONTIER AIRLINES, INC.

                                                     APPENDIX 3

1.       TECHNICAL PUBLICATIONS

         As selected by LESSEE from the Technical Data and Documentation Index attached to this Appendix 3

                                       TECHNICAL DATA AND DOCUMENTATION INDEX

The following index identifies the Technical Data and Documentation provided in support of the
Aircraft.  The explanation of the table is as follows:

NOMENCLATURE                                                Self explanatory.

ABBREVIATED DESIGNATION (Abbr)                              Self explanatory.

FORM

CD-A            CD-ROM: Advanced Consultation and Navigation System
CD-P            CD-ROM: in PDF - Portable Document Format
D               DISKETTE (Floppy Disk)
DD              DIGITAL DATA.  Stands generally for SGML format on CD-ROM.
                MICROFILM.  Refers to 16mm roll film in 3M type cartridges.
P1              PRINTED ONE SIDE.  Refers to manuals in paper with print on one (1) side of the sheets only.
P2              PRINTED BOTH SIDES.  Refers to manuals with print on both sides of the sheets.
AC              Aperture Cards

TYPE             C      CUSTOMIZED.  Refers to manuals which are applicable to an individual Airbus customer/operator fleet or aircraft.

                 G      GENERIC.  Refers to manuals which are for all aircraft types/models/series.
                 E      ENVELOPE.  Refers to manuals which are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.
                 P      PRELIMINARY.  Refers to preliminary data or manuals which may consist of either:
                        -       one-time issue not maintained by revision service, or
                        -       preliminary issues maintained by revision service until final manual or data delivery, or
                        -       supply of best available data under final format with progressive completion through revision service.

ATA             Manuals established with reference to ATA specification 2200 (iSpec 2200). Information
                       Standards for Aviation Maintenance.

QUANTITY (Qty)                       Self explanatory.

DELIVERY (Deliv)                     Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

                                     The number of days indicated shall be rounded up to the next regular revision release date.

         NOMENCLATURE               Abbr   Form   Type   ATA  Qty  Deliv            Comments

OPERATIONAL MANUALS AND DATA

Cabin Attendant Operating Manual    CAOM    P2       C     NO   1    90     Only provided in existing customization
Flight Crew Operating Manual        FCOM    P2       C     NO   1    90     Plus one copy per Aircraft at delivery
                                    FCOM   CD-A      C     NO   1    90
                                    FCOM    DD       C     NO   1    90     SGML data for further processing by the Buyer
Flight Manual                        FM     P1       C     NO   1     0     Plus one copy per Aircraft at delivery
Master Minimum Equipment List       MMEL    P2       C     NO   1   180     Plus one copy per Aircraft at delivery
                                    MMEL    DD       C     NO   1   180     SGML data for further processing by the Buyer
Quick Reference Handbook             QRH    P2       C     NO   1    90     Plus one copy per Aircraft at delivery
Trim Sheet                           TS     P2       C     NO   1     0
Weight and Balance Manual            WBM    P1       C    YES   1     0     For the WBM the flight deck copy is an
                                                                            advance copy only of the customized manual,
                                                                            not subject to revision or updating.
                                                                            Weighing Equipment List delivered two
                                                                            weeks after Aircraft delivery.
Performance Engineer's Programs      PEP   CD-A      C     NO   1    90     One per operator and a/c type
Performance Programs Manual          PPM   CD-A      C     NO   1    90     Included in the PEP CD-Rom

         NOMENCLATURE               Abbr   Form   Type   ATA  Qty  Deliv            Comments

MAINTENANCE AND ASSOCIATED MANUALS

APU Build-up Manual                  ABM    P2       C     NO   1    90     Only for A300--A300-600/A310 (for other
                                                                            A/C types integrated into AMM).
                                                                            One per operator.
Aircraft Maintenance Manual          AMM   CD-A      C    YES   2    90     Contained on "ADRES" CD-ROM for SA and
                                                                            LR Aircraft
                                     AMM   CD-P      C    YES   2    90     Optional to CD-A
                                     AMM    DD       C    YES   1    90     SGML data for further processing by
                                                                            the Buyer
Aircraft Schematic Manual            ASM   CD-P      C    YES   2    90
                                     ASM    DD       C    YES   1    90     SGML data for further processing by
                                                                            the Buyer
Aircraft Wiring Lists                AWL   CD-P      C    YES   2    90
                                     AWL    DD       C    YES   1    90     SGML data for further processing by
                                                                            the Buyer
Aircraft Wiring Manual               AWM   CD-P      C    YES   2    90
                                     AWM    DD       C    YES   1    90     SGML data for further processing by the Buyer
Component Location Manual            CLM    P2       C     NO   1    90     For SA and LR Aircraft
Consumable Material List             CML   CD-P      G    YES   1   180
Duct Repair Manual                   DRM   CD-P      E     NO   1    90     Upon request
Electrical Load Analysis             ELA     D       C     NO   1     0
Electrical Standard Practice Manual ESPM   CD-P      G    YES   1    90
                                    ESPM    DD       G    YES   1    90     SGML data for further processing by the Buyer
Electrical Standard Practices
      booklet                        ESP    P2       G     NO   1    90
Fuel Pipe Repair Manual             FPRM    P2       G     NO   1    90     Upon request
Illustrated Parts Catalog
(Airframe)/Additional Cross
Reference Table                  IPC/ACRT  CD-A      C    YES   1    90     Contained on "ADRES" CD-ROM for SA and LR
                                                                            Aircraft
                                 IPC/ACRT  CD-P      C    YES   1    90     Optional to CD-A
Power Plant Build-Up Manual          PBM             C     NO   1    90     Supplied by power plant manufacturer --
                                                                            Only supplied by Airbus for A300.
                                                                            One per operator
Illustrated Parts Catalog
(Power Plant)                       PIPC             C     NO   1    90     Integrated in the Airframe IPC for SA and
                                                                            LR Aircraft for IAE engines (SA Aircraft)
                                                                            and Rolls-Royce engines (A340 Aircraft).
                                                                            For other Aircraft and engine types, supplied
                                                                            by Propulsion Systems Manufacturer concurrently
                                                                            with the Airframe IPC.
Maintenance Facility Planning        MFP   CD-P      E     NO   1   360     Grouped with AC on one single CD-ROM
Maintenance Planning Document        MPD   CD-P      E    YES   1   360
Maintenance Review Board             MRB    P2       E     NO   1   360     MRB Report includes the Certification
                                                                            Maintenance Requirements (CMR) and
                                                                            Airworthiness Limitation Items (ALI) documents.
                                                                            One per operator.
Support Equipment Summary            SES   CD-P      G     NO   1   360     Grouped with TEM, TEI on one single CD-ROM.
                                                                            One per operator.
Tool and Equipment Bulletins         TEB    P1       E     NO   1    -      One per operator
Tool and Equipment Drawings          TED    AC       E     NO   1   360     One per operator
Tool and Equipment Index             TEI   CD-P      E     NO   1   360     Grouped with TEM, SES on a single CD-ROM.
                                                                            One per operator.
Illustrated Tool and Equipment
      Manual                         TEM   CD-P      E    YES   1   360     Grouped with TEM, SES on a single CD-ROM.
                                                                            One per operator.
Technical Publications Combined
      Index                         TPCI   CD-A      C     NO   1    90     One per operator
Trouble Shooting Manual              TSM    DD       C    YES   1    90     SGML data for further processing by the Buyer
                                     TSM   CD-A      C    YES   2    90     Contained on "CAATS" CD-ROM for SA and LR Aircraft
                                     TSM   CD-P      C    YES   2    90     Optional to CD-A
                                  IPC/ACRT  DD       C    YES   1    90     Issue date to be coordinated with Initial
                                                                            Provisioning Data delivery included in EXHIBIT
                                                                            "E" Spare Parts Procurement.  Useful for SGML data
                                                                            processing only.

         NOMENCLATURE               Abbr   Form   Type   ATA  Qty  Deliv            Comments

STRUCTURAL MANUALS
Nondestructive Testing Manual        NTM   CD-P      E    YES   1    90     One per operator
Nacelle Structural Repair Manual    NSRM    P2       E    YES   1    90     Supplied by Propulsion System Manufacturer
                                    NSRM    F        E    YES   1    90     Supplied by Propulsion System Manufacturer
Structural Repair Manual             SRM   CD-P      E    YES   1    90

         NOMENCLATURE               Abbr   Form   Type   ATA  Qty  Deliv            Comments

OVERHAUL DATA
Component Evolution List             CEL   CD-P      G     NO   1     -     Delivered as follow-on for CDS
Component Maintenance Manual -
      Manufacturer                  CMMM   CD-P      E    YES   1    90
Component Maintenance Manual -
      Vendor
                                    CMMV    FC       E    YES   1    90     One per operator
Cable Fabrication Manual             CFM   CD-P      E     NO   1    90     One per operator

         NOMENCLATURE               Abbr   Form   Type   ATA  Qty  Deliv            Comments

ENGINEERING DOCUMENTS
Process and Material Specification   PMS     F       G     NO   1     0     One per operator
Standards Manual                      SM   CD-P      G     NO   1   180     One per operator

         NOMENCLATURE               Abbr   Form   Type   ATA  Qty  Deliv            Comments

MISCELLANEOUS PUBLICATIONS
Airplane Characteristics for
      Airport Planning                AC   CD-P      E     NO   1   360     Grouped with MFP on one single CD-ROM
ATA Breakdown Index                 ATBI    P1       E     NO   1   360     Optional
CADETS (Technical Publications
      Training)                     CADE   CD-A      G     NO   1   360
Aircraft Recovery Manual             ARM   CD-P      E    YES   1    90
Crash Crew Chart                     CCC    P1       E     NO   1   180
Cargo Loading System Manual          CLS    P2      E/C    NO   1   180     CLS is Envelope (E) for SA and LR Aircraft
                                                                            and Customized (C) for WB Aircraft.
Guidelines for Customer Originated
      Changes                       GCOC    P1       G     NO   1     0
List of Applicable Publications      LAP    P2       C     NO   1    90
List of Radioactive and Hazardous
      Elements                       LRE   CD-P      G     NO   1    90
Livestock Transportation Manual      LTM    P2       E     NO   1    90
Service Bulletins                     SB     D       C    YES   1     0     SGML data for further processing by the Buyer
Service Information Letters          SIL   CD-A      E    YES   1     0     On TPCI-CD-ROM
Supplier Product Support Agreements SPSA    P2       E     NO   1   360     Envelope (E) for SA and LR Aircraft.
                                                                            One per operator
Supplier Product Support Agreements
      2000                          SPSA   CD-P      G     NO   1   360     Based on General Conditions of Purchase (GCP)
                                                                            2000.  One per operator
Transportability Manual               TM    P1       G     NO   1   180     One per operator
Vendor Information Manual            VIM   CD-A      G     NO   1   360     One per operator
Vendor Information Manual GSE      VIM/GSE CD-A      G     NO   1   360     One per operator
Vendor Product Support Agreements   VPSA    P2       E     NO   1   360     Envelope (E) for WB Aircraft. One per operator.

WB = Wide Body: A310/A300-600
SA = Single Aisle: A318/A319/A320/A321
LR = Long Range: A330/A340

                                                     APPENDIX 4

[Copies of Clauses 7.2 and 8.5 of the General Terms Agreement]

         EXHIBIT E            CERTIFICATE OF INSURANCE

                                     [Redacted]

         EXHIBIT F            BROKERS' LETTER OF UNDERTAKING

                                     [Redacted]

         EXHIBIT G           ESTOPPEL AND ACCEPTANCE CERTIFICATE

                                     [Redacted]

         EXHIBIT H            OPINION OF COUNSEL

                                     [Redacted]

         EXHIBIT I            ASSIGNMENT OF RIGHTS (AIRFRAME)

                                     [Redacted]

         EXHIBIT J            ASSIGNMENT OF RIGHTS (ENGINES)

                                     [Redacted]

         EXHIBIT K            RETURN ACCEPTANCE RECEIPT

                                     [Redacted]

         EXHIBIT L            MONTHLY REPORT

                                     [Redacted]

         EXHIBIT M            AIRCRAFT DOCUMENTATION

                                     [Redacted]

         EXHIBIT N            TECHNICAL EVALUATION REPORT

                                     [Redacted]